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                                                     [LOGO]


Neuberger Berman
EQUITY TRUST-Registered Trademark-
-----------------------------------------------------------
                                         SEMI-ANNUAL REPORT
                                         FEBRUARY 29, 2000

Century Trust
Focus Trust
Genesis Trust
Guardian Trust
International Trust
Manhattan Trust
Millennium Trust
Partners Trust
Regency Trust
Socially Responsive Trust


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TABLE OF CONTENTS

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
    THE FUNDS

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY
Century Trust                                      A-5
Focus Trust                                        A-8
Genesis Trust                                     A-11
Guardian Trust                                    A-13
International Trust                               A-15
Manhattan Trust                                   A-17
Millennium Trust                                  A-19
Partners Trust                                    A-22
Regency Trust                                     A-24
Socially Responsive Trust                         A-26

    PERFORMANCE HIGHLIGHTS                         B-1

    FINANCIAL STATEMENTS                           B-4

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Century Trust                                     B-19
Focus Trust                                       B-20
Genesis Trust                                     B-21
Guardian Trust                                    B-22
International Trust                               B-23
Manhattan Trust                                   B-24
Millennium Trust                                  B-25
Partners Trust                                    B-26
Regency Trust                                     B-27
Socially Responsive Trust                         B-28

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Century Portfolio                                  C-1
Focus Portfolio                                    C-3
Genesis Portfolio                                  C-5
Guardian Portfolio                                 C-9
International Portfolio                           C-12
Manhattan Portfolio                               C-17
Millennium Portfolio                              C-20
Partners Portfolio                                C-23
Regency Portfolio                                 C-26
Socially Responsive Portfolio                     C-29

    FINANCIAL STATEMENTS                          C-32

    FINANCIAL HIGHLIGHTS
Century Portfolio                                 C-50
Focus Portfolio                                   C-51
Genesis Portfolio                                 C-52
Guardian Portfolio                                C-53
International Portfolio                           C-54
Manhattan Portfolio                               C-55
Millennium Portfolio                              C-56
Partners Portfolio                                C-57
Regency Portfolio                                 C-58
Socially Responsive Portfolio                     C-59

    DIRECTORY                                      D-1

    OFFICERS AND TRUSTEES                          D-2

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered trademarks of Neuberger Berman Management Inc. -C- 2000

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CHAIRMAN'S LETTER                                                 April 20, 2000

Dear Fellow Shareholder,
   This is my first opportunity to address shareholders as Chairman of Neuberger Berman Equity Funds. Let me begin by thanking you for your loyalty and appreciation of our firm's investment skills. The Neuberger Berman Funds are committed to excellence. We understand that in the highly competitive mutual fund industry, only those companies that serve shareholders well will prosper.
   This is also the first time many of you will be introduced to Neuberger Berman Century Trust, our latest growth stock fund offering. Managed by Brooke Cobb, who is also Portfolio Co-Manager of the Manhattan Trust, Century is off to a strong start. We believe that the investment discipline that has guided Manhattan Trust to such an impressive performance record in the mid-cap growth arena will be equally effective in the large-cap growth stock market in which Century Trust is investing.
   As you review the performance of all our domestic equity funds during this reporting period, one thing stands out. The growth stock funds (Century, Millennium and Manhattan) have performed appreciably better than our value funds (Focus, Genesis, Guardian, Partners, Regency, and Socially Responsive). The reason is simple. Growth stocks have materially outperformed value stocks across the market capitalization spectrum during this reporting period. This does not mean they will continue to do so indefinitely. The relative performance of growth and value stocks has been cyclical. Throughout stock market history, they have taken turns in the lead. It is important to realize that over the long term, the performance of growth stocks and value stocks is almost identical. That said, you can be sure that we strive to achieve the best possible performance in our value funds as well as our growth funds, sticking to our investment disciplines. We believe prudent long-term investors should maintain portfolios with a sensible balance of funds in both categories.
   In reading the fund reports, you will also note that our growth and value fund managers have very different perspectives on today's market. This is to be expected from portfolio managers who are passionate advocates of their respective investment disciplines. Beauty is in the eye of the beholder, especially in the stock market.
   In closing, I look forward to serving you as Chairman of Neuberger Berman Equity Funds. I welcome comments from shareholders on issues concerning the funds. So, if you have something on your mind, please feel free to write me.

Sincerely,

/s/ Peter Sundman

Peter Sundman
Chairman of the Board
Neuberger Berman Equity Trust

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Century Trust

   From inception on December 6, 1999 through February 29, 2000, Neuberger Berman Century Trust returned 23.80% compared to the Russell 1000 Growth Index's 5.86% gain over the same time period.*
   Although the Century Trust is still in its infancy, we are quite pleased with performance during its first several months of operation. With plenty of attractive large-cap growth stock opportunities available, we were able to get the Fund fully invested quickly and "hit the street running." Of course in a new, relatively small fund, it may be easier to achieve higher returns than in a large fund. Nevertheless, we believe the Fund's good start will help attract new shareholders and give us the chance to further demonstrate the attractive return potential of large-cap companies with superior earnings growth prospects.
   Our technology sector holdings (51.1% of total equity market value at the close of the reporting period) led the performance parade. Our decision to focus on smaller technology companies within the large-cap universe worked to our advantage as tech investors gravitated down the market capitalization spectrum looking for faster growth opportunities. In essence, we were picking off rapidly growing mid-cap tech companies that had exploded into the large-cap category.
   Within the broadly defined technology sector, portfolio holdings in telecommunications equipment manufacturers such as Nortel and Nokia, and semiconductor stocks including Analog Devices, Applied Materials, and Texas Instruments were particularly rewarding. Our broadband technology investments, most notably JDS Uniphase, also performed exceptionally well. In addition, our approach to Internet stocks -- favoring business-to-business (B2B) companies over e-commerce retailers -- helped buoy returns.
   Our healthcare investments also generated attractive absolute and relative returns. We avoided the major pharmaceutical companies, whose earnings have slowed due to fewer new drug introductions, and focused on biotechnology companies such as Genentech and Amgen, whose earnings are growing rapidly as they bring new drugs to market.
   Despite exceeding consensus earnings estimates, the performance of our investments in retailers such as Tandy (Radio Shack), Wal-Mart, and Tiffany disappointed. Anticipating that rising interest rates will eventually restrain consumer spending and future earnings growth, investors rotated out of the group. We think there could be some pleasant earnings surprises for the retailers in the portfolio and that valuations may improve in the year ahead.
   Since this is my first opportunity to address Century Trust shareholders, allow me to briefly explain our investment discipline. If you happen to also be a shareholder in Neuberger Berman Manhattan or Millennium Trusts, my description of our investment methodology will sound very familiar. This is not an accident. With Neuberger Berman Century Trust, we are employing the same investment principles and strategies in the large-cap arena that Manhattan Trust applies to mid-cap stocks and Millennium Trust to small-cap stocks.
   First and foremost, we are growth stock investors. We invest in companies that are growing earnings faster than the market and their industry group peers. We are biased toward companies we believe capable of consistently exceeding consensus earnings estimates. Our research has revealed that companies that regularly beat Wall Street

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----------------------------------------------------------------------
          Century Trust (Cont'd)
earnings estimates tend to be superior performers. Our focus is on growth, but valuation does play a role in our discipline. The portfolio will very probably have a higher price/earnings ratio than the S&P 500. However, we expect its P/E ratio divided by 5-year projected earnings growth rate to be materially lower than the S&P's.
   At the end of this reporting period, Century Fund's portfolio clearly demonstrates this investment methodology. The portfolio has a projected 5-year annualized earnings growth rate of 26%, compared to the S&P 500's 9%. The portfolio currently trades at 2 times its projected 5-year annual earnings growth rate versus the S&P 500's 2.5 times growth rate multiple. Approximately 85% of our holdings exceeded consensus earnings forecasts (published by First
Call) in their last reported quarters, and the remaining 15% met consensus earnings targets.
   We are stock pickers, not market forecasters. However, we do feel obliged to address shareholders' concerns regarding the stock market. Over the last year, so called "new economy" stocks (technology and particularly Internet-related tech companies) have thrived while "old economy" stocks (basic materials, industrial cyclicals, conventional retailers etc.) have suffered. Valuations reflect this performance disparity. At present, "new economy" stocks are perceived by some market observers to be substantially overvalued. Based on reported earnings, we concede that price/earnings multiples are on the high side. However, based on future earnings prospects, we believe selected "new economy" stocks are still priced quite reasonably. We have seen a pattern of certain "new economy" stocks not just beating consensus earnings estimates, but blowing them away. Wall Street analysts can't seem to raise earnings estimates fast enough to account for actual growth. Although past performance is no guarantee of future results, we suspect this pattern will continue for the foreseeable future and that the technology stocks in our portfolio can continue to deliver very attractive returns.
   In closing, we are delighted that Century Fund is off to such a good start. We believe that our investment discipline -- looking for companies with superior earnings growth potential, the ability to exceed consensus earnings estimates, and trading at reasonable valuations to projected earnings growth rates -- will reward long-term investors.

Sincerely,

/s/ Brooke Cobb

Brooke Cobb
PORTFOLIO MANAGER

*This is a cumulative return and is not annualized. Because this is a new fund, short-term results may not be duplicated. Average net assets of the Portfolio from inception through February 29, 2000 were approximately $18.2 million. While investment in IPOs has had a positive impact on the performance of the fund, as the fund grows in assets, this impact will likely be diminished. Neuberger Berman Management Inc.-Registered Trademark-

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          Century Trust (Cont'd)
 ("NBMI") currently absorbs certain expenses of the fund. Without this arrangement, the fund's returns would have been less. Past performance does not guarantee future results and shares when redeemed may be worth more or less than original cost. The prospectus contains a more complete discussion of the risks of investing in the fund.

 For index definitions, refer to page A-28, titled "Glossary of Indices." The Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Century Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Focus Trust

   For the six months ended February 29, 2000, the Focus Trust rose 21.12% while the S&P 500 during the same time period increased 4.11%. These results are gratifying since they occurred during a period that was difficult for the value style of investing -- as evidenced by the 8.88% decline in the Russell 1000 Value Index for the six months ended February 29th.*
   In our opinion, the primary reason for the portfolio's outperforming both the S&P 500 and the Russell 1000 Value is its focused approach. The Portfolio is never focused on more than six S&P sectors (it currently is focused on four), and therefore can concentrate its investments in only those stocks where we feel the undervaluation is greatest. In other words, we never buy a stock merely to have representation in some area of the market; the only reason we take a position is because we think it is attractive.
   Recently there were two significant developments which affected the portfolio, and our reaction to them provides an insight into how our investment discipline operates. The first occurred early in 1999 when concern over Y2K-related issues reached levels that bordered on the hysterical. This created enough selling in technology stocks in general and software stocks in particular that we took a fairly substantial position in Compuware, Oracle, Rational Software and Sterling Commerce. Each of these had reached valuations less than the market, a very rare occurrence in the software industry, and their subsequent return to their more traditional valuations helped the Fund considerably. We also increased our exposure to the semiconductor industry at that time, as Y2K-related fears of a slowdown in the Personal Computer industry led to valuations which we found attractive. The ensuing recovery in Atmel, Lattice SemiConductor, Microchip Technology and Texas Instruments increased our performance noticeably.
   While technology stocks do not often appear in most value portfolios, the above example illustrates our discipline: When negative psychology creates attractive valuations in an industry which we feel has above average fundamentals, we will be aggressive in establishing sizeable positions.
   The second major development has created what we believe to be an opportunity as good as last year's in technology. This is the Fed's imposition of two interest rate increases during this reporting period, with the prospect of one or two more to come. Most financial stocks were beaten down as investors sold these issues, fearful of the effect the rate increases would have. While psychology is a powerful factor in stock valuation, over time we believe it is a company's earning power which determines its stock price, and the fact is that the rate increases have not slowed the earnings growth of the better financial companies. Consider this: In the fourth quarter of last year it was leading technology firms Dell and Lucent announcing earnings shortfalls while, despite the steadily rising interest rates, Citigroup, Chase Manhattan, Morgan Stanley, Capital One and Providian (all of which we own) reported substantial earnings increases. The valuations on finance stocks have now reached levels which relative to the market, are lower than they have been in decades.
   One of the disciplines we have in Focus is to take advantage of broadbased selling in an out-of-favor industry by buying only the best companies. We have done, and continue to do this, in the case of financials. While "best" is a subjective term, we do believe that Citigroup is the best broad-based financial services company, Chase

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----------------------------------------------------------------------
          Focus Trust (Cont'd)

Manhattan is the best money center bank, Morgan Stanley the best securities firm, Countrywide Credit the best mortgage banker and Capital One and Providian the two best credit card companies. We firmly believe that the earnings of all the above companies will continue to grow, and that sooner or later (hopefully not too much later) this earning power will be reflected in their stock prices.
   Recently, due to their respective valuations, we have been shifting some funds out of technology stocks into financials. (That said, technology still represents 34.9% of the total equity market value portfolio). We also have established a fairly sizeable position in General Motors and have made a small increase in our retail holdings.
   The future, never easy to predict, is now more difficult than usual. The level of the overall market, as measured by its price/earnings ratio, seems high. This statement, while true, is somewhat misleading since today's market is two distinct markets: the NASDAQ, which seems fairly richly valued, and everything else, which looks pretty cheap. One of the reasons the Federal Reserve has given for raising interest rates is to curb excess valuation in the stock market. To date, unfortunately, the major impact of these rate increases has been on stocks which were not overvalued to begin with. While this is frustrating to value managers such as ourselves, we have chosen to forsake whining about it in favor of acting on the new opportunities we see.
   As of February 29th, the P/E ratio in the portfolio was 14.7 times estimated 2000 earnings. This compares with P/E ratios of 26.9 for the S&P 500 and 14.7 for the Russell 1000 Value Index. Interestingly, the consensus earnings growth rates going forward are 19.3% for Focus, 17.9% for the S&P 500 and 12.3% for the Russell 1000 Value. This reflects what we are trying to do: get more growth per dollar invested than the market. While our forward P/E is 45% lower than the S&P 500 our companies' projected earnings growth rate is actually 8% higher. Similarly, while Focus' forward P/E is the same as the Russell 1000 Value, our projected growth rate is 57% higher. We feel these numbers are compelling and over time will produce worthwhile results.
   While past results are no guarantee of the future, we would point out that Focus Fund's performance ranks in the top 10% of all Morningstar-C- large-cap value funds for the past year, the past three years, the last five years and the past 10 years.(1) It would seem we shouldn't alter the process now. In closing, we remain committed to our value approach since we believe, as in fact the last year shows, that it can produce superior results.

Sincerely,

/s/ Kent Simons

Kent Simons
PORTFOLIO MANAGER

*For index definitions, refer to page A-28, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.
 The composition, industries and holdings of the Portfolio are subject to change. No single holdings of Focus Portfolio make up more than a small fraction of the Portfolio's total assets.

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          Focus Trust (Cont'd)

 While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

 Past performance is no guarantee of future results. Share prices will vary and your shares, when redeemed, may be worth more or less than the price you paid for them.

 (1)-C- 2000 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc. Morningstar Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Genesis Trust

   For the six-month period concluding February 29, 2000, the Genesis Trust gained 6.80% compared to the Russell 2000's 35.82% return over the same time period.*
   We are pleased the Fund posted respectable gains during a period that was particularly challenging for small-cap value investors. Performance comparisons to the Russell 2000 do not take into account the enormous discrepancy between small-cap growth stock and small-cap value stock performance during this reporting period. While the Genesis portfolio underperformed its official Russell 2000 benchmark, it more than doubled the 2.82% return for the Russell 2000 Value Index.
   During the last six months, technology was just about the only game in town in the small-cap stock market. As could be expected, our technology investments did quite well, more than doubling in value in first half fiscal 2000. However, as a result of our value parameters, the portfolio was significantly under-weighted in the technology sector. We like technology and recognize the enormous growth potential of high quality tech companies. However, unless and until the group corrects and we can find more reasonably priced technology stock opportunities, we will likely remain under-weighted versus the Russell 2000. We have been taking some profits in tech holdings that have moved out of legitimate value range and using the proceeds to build positions in more reasonably priced technology stocks. But, true tech stock bargains are becoming more scarce as stocks in the most promising sub-sectors of the industry continue to soar.
   Our energy investments, primarily small oil services companies, also contributed to returns during this reporting period. As the price of oil climbed, investors began anticipating increased drilling activity and bid up oil services companies. We are now seeing signs of a pickup in drilling and believe that better earnings going forward will continue to buoy our oil services investments.
   Our biggest performance disappointments fall into two categories: defense and aerospace, and banking. In the case of defense and aerospace holdings, Alliant Techsystems and Cordant Technologies, stock price declines were not due to poor operating results, but rather fallout from the earnings problems experienced by high profile industry leaders Raytheon, Lockheed Martin, and Boeing. We think Alliant and Cordant can continue to grow earnings at a decent clip, and that once the cloud over the industry passes, earn a much better appraisal from investors.
   Small bank stock holdings such as Peoples Heritage Financial and Webster Financial Corp. were knocked down by a headwind formed by rising interest rates and the flattening yield curve. We think current stock prices already discount what is perceived to be a hostile economic environment for banks. In addition, at currently depressed prices, the odds have increased that these stocks will attract suitors when consolidation in the banking industry resumes after its Y2K hiatus.
   It has been a rather strange small-cap stock market. In view of what's been going on in the technology and biotechnology groups, you could argue that the best way to make money was to buy stocks that had very high price/earnings ratios or no earnings at all. Obviously, value investors don't subscribe to this logic. We try to find good little companies trading at valuation discounts.
   We are finding a lot of such opportunities in beaten down "old economy" companies that will be prime beneficiaries of "new economy" technologies. If this

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          Genesis Trust (Cont'd)
sounds farfetched, we would remind you that during past periods of great technological innovation -- the railroads, the electric light, the assembly line, the telephone -- many users of new technologies were rewarded as much or more than the creators of the new technologies. We expect history to repeat itself in today's "new economy."
   Let us give you an example. Be advised, this should not be viewed as a recommendation, but rather an example of our investment discipline. AAR Corp. is a distributor of new and used aerospace parts. It serves all the major airlines and should be able to continue to grow its basic business nicely as airlines outsource more of their replacement parts operations. AAR is not a technology resistant dinosaur. It already has sophisticated computer systems that help it procure parts on demand, trace the history of used parts (required by the FAA), manage inventories, and efficiently fulfill orders.
   AAR also has an exciting new business. It is a 50% joint venture partner with the major airlines in an aerospace parts procurement and distribution cooperative called SITA. SITA is going on-line. Costs should go down for everyone involved and profits should rise.
   While some of the original equipment manufacturers have teamed up to form on-line buying groups, none have the used parts expertise or sophisticated computer tracking ability of AAR. This should not be underestimated, as the size of the aerospace used parts market dwarfs that of the new parts market.
   You can buy this "old economy" company poised to exploit "new economy" technologies for just 11.5 times projected calendar 2000 earnings. At some time in the future, AAR's share of SITA could be spun off to shareholders. In view of the valuations currently being given to business-to-business (B2B) e-commerce networks, this seems likely to be a very big bonus.
   In closing, growth is still in and value is still out. What will change this? Perhaps the combination of investors realizing that severely depressed "old economy" stocks can survive and prosper in the "new economy," and recognition that valuations for many high flying "new economy" stocks defy economic gravity. We will continue to seek out quality small-cap companies trading at reasonable valuations relative to above average growth prospects. Call us tortoises to the small-cap growth stock hares. We hope our shareholders will accompany us in the race for long-term investment profits.

Sincerely,

/s/ Judith Vale       /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-28, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalizations are set forth in the prospectus.

 Past performance is no guarantee of future results.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Guardian Trust

   For the six-month period concluding February 29, 2000, the Guardian Trust declined 2.68% versus the Russell 1000 Value Index's 8.88% loss over the same time period. The S&P 500 advanced 4.11% over the corresponding six-month period.*
   Technology was the big story in the market and in the Guardian Portfolio in the first half of fiscal 2000. Of the 11 sectors in the Russell 1000 Value Index, technology was the only sector to deliver positive returns. We were substantially over-weighted in technology versus the benchmark and enjoyed a return in excess of 50% from our tech investments during this reporting period.
   We don't believe owning technology stocks is inconsistent with a value discipline. The technology sector is relatively volatile and periodically offers exceptional value oriented opportunities. We tend to buy technology stocks when they are out-of-favor and trading at low price/earnings ratios relative to earnings growth rates. Many of our big tech winners during this reporting period were originally purchased in the summer and fall of 1998 when the group sold off sharply in response to global economic and financial market turmoil. Obviously, valuations have risen substantially since then. We have been consistently trimming and/or eliminating positions in more fully valued technology stocks. If the group continues to soar, we will probably do some more paring. However, we are willing to let some of our tech winners run until valuations get out of line or we see signs of slowing earnings.
   With the exception of brokerage/asset management companies (most notably Morgan Stanley Dean Witter, which made our "Top Ten" contributors' list), financial services stocks were among our biggest portfolio disappointments. In general, financial services stocks were hit hard by four factors: higher interest rates and the prospect of additional Federal Reserve rate hikes; some high profile earnings shortfalls; disappointing top line revenue growth; and the fear that the credit quality of loan portfolios would deteriorate if the Fed tightens too aggressively and sends the economy into recession.
   We are concerned by overcapacity in the financial services industry and the difficulty many companies are having growing revenues in a very competitive environment. Also, if interest rates continue to climb, earnings could suffer. However, we think almost all the potential bad news is already baked into financial services stock prices. If the Fed once again manages to successfully pilot the economy to a "soft landing," the cloud currently overhanging financial services stocks should dissipate.
   In general, we believe that the market has unfairly penalized "old economy" stocks in the so-called new economy. Consider the joint venture taking form among General Motors, Daimler Chrysler, and Ford. Oracle and i2 Technologies are building a business-to-business e-commerce network to allow these auto giants to procure parts over the Internet. It is estimated that efficiencies realized through this network could allow the auto makers to shave $2,000-$3,000 off the cost of building a car. Of course, all this cost saving won't go into their pockets -- it will be competed away in the marketplace. Under this scenario, as the price of cars comes down, demand is expected to increase, and the auto makers' revenues and profits would then grow substantially. Oracle and i2 Technologies would make money building and operating the network, but, the auto companies would own this incredibly valuable asset. This appears to be a win/win situation for these "old economy" car companies. Yet, in today's market, you can buy GM and Ford for less than ten times earnings, whereas Oracle is going for more than 75 times earnings.

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          Guardian Trust (Cont'd)

   Does it make sense to ignore value and chase growth at any price? In our opinion, value stocks have three powerful forces currently working in their favor. The first is good operating results. Earnings are coming through. In general, value stocks haven't declined because earnings have fallen. It's been contracting price/earnings ratios (largely a measure of investor perception) that have resulted in the decline. Secondly, the value sector of the market is by historical standards quite cheap. One hundred and seventy eight of the 500 stocks in the S&P and 336 stocks out of the 1,000 stocks in the Russell 1000 have P/Es of 10 or less. Compare this to the Internet sector where the average price/sales multiple for 226 stocks is 30. Why don't we mention the P/E of this group? Because collectively these companies are losing $8 billion a year!
   Finally, we believe smart money is moving into the value sector. Merger activity is strong as corporate buyers snap up stock market bargains. Deals are getting done at very substantial premiums to market prices. Mirage just accepted a $21 per share offer from MGM Grand. It was trading around $10 before MGM came calling. Leveraged buyouts (LBO's) are back in vogue. Recently, the management of Manor Care announced a bid to take the company private. In fourth quarter 1999, $40 billion of planned share repurchases were announced, up from $25 billion in the third quarter. When stocks get too cheap relative to economic value, they attract the attention of informed industrialists like corporate acquirers and corporate managements, and eventually, the attention of investors.
   In closing, as evidenced by the poor performance of value stock benchmarks, it has been another challenging period for us. We are never pleased when the Fund declines. However, the Fund's modest retreat compared to its benchmark index's substantial loss indicates we effectively executed on our value strategies. More importantly, we believe the stage is set for a value stock revival, which should help us improve returns.

Sincerely,

/s/ Kevin Risen         /s/ Rick White

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-28, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          International Trust

   For the fiscal six-month period ended February 29, 2000, the International Trust returned 60.61% versus the MSCI EAFE Index's return of 13.77% for the same period. Needless to say, the last six months have been extremely rewarding for international investing.*
   The portfolio is currently diversified across 23 countries with the following regional allocation.(1)

                                  NEUBERGER BERMAN
                               INTERNATIONAL PORTFOLIO      MSCI EAFE INDEX
---------------------------------------------------------------------------
Continental Europe                  34.3%                      48.4%
United Kingdom                      13.9%                      19.1%
Japan                               30.0%                      26.7%
Pacific Basin Ex Japan              10.8%                       5.8%
Latin America                        0.2%                       0.0%
Other Markets(2)                     2.9%                       0.0%

   Our asset allocation has not changed dramatically during the last six months. We are still overweight in the Pacific Basin region (including a modest overweight in Japan), and underweight in Continental Europe and the United Kingdom. We also continue to have a very low exposure to emerging equity markets outside of the Pacific Basin. Roughly 5% of our performance during the past six months is attributable to the allocation process. As an example, we were rewarded by our overweight in Finland (a country where both the market and our investments posted strong returns) as well as our underweight in the United Kingdom and Switzerland (markets that experienced negative returns for the period but where our investments delivered spectacular returns). On a regional basis, the performance of the past six months was largely from Western Europe followed closely by the Pacific Basin. At the country level our top performers, in order of contribution, were Japan, the United Kingdom, Finland, France, Singapore, and Denmark.
   The lion's share (approximately 90%) of our performance over the period came from security selection. Our largest sector commitments as of February 29, 2000 are Information Technology (37.7% of total equity market value), Telecommunications (15.8% of total equity market value), Consumer Discretionary (9.7% of total equity market value), Financials (9.1% of total equity market value), and Industrials (8.4% of total equity market value). You will note that the themes driving our investment strategy are the same as at the beginning of the period. However, while the same themes continue to dominate we have made changes in weightings -- the most notable change over the past six months being our increased exposure to the technology sector. We currently overweight our benchmark (the EAFE) by 23.2%, which is primarily due to our investments in the "Software & Services" industry where we have 22.2% of the portfolio versus EAFE's weight of 3.8%. At the same time we modestly reduced our telecommunications holdings (which was our largest sector in

1) Regions listed total 92.10% of the Portfolio's total net assets
2) Bermuda, Canada & Russia

----------------------------------------------------------------------
          International Trust (Cont'd)
August) and are now slightly underweight the benchmark weight of 16.5%. Banking & Financials and Pharmaceuticals are also areas where we have reduced our exposures in favor of better opportunities.
   The top five performing securities over the past six months were Softbank Corp. (Japan), Yahoo Japan Corp. (Japan), Datacraft Asia (Singapore), Thomson MultiMedia ADR (France), and The Sage Group (United Kingdom). These top performing names are all technology stocks. Softbank Corp. and Yahoo Japan are both businesses in the software & services industry. Softbank is essentially a holding company and is one of the world's largest internet-related conglomerates, with investments in over 60 companies. Yahoo Japan is an internet access provider. Datacraft Asia is currently Asia's leading data communications and network systems integrator. Thomson, a French consumer electronics manufacturer, sells its products in Europe, Asia and the Americas. The Sage Group, a software publishing company, develops, publishes and distributes accounting and payroll software for personal computer systems.
   Although there are no guarantees, our outlook is optimistic. We feel the current global economic climate will continue to provide a stable backdrop for international investing. We also feel that key themes going forward will continue to be deregulation (particularly for the telecommunication and financial services companies in Europe) and technology spending (as the rest of the world catches up with the U.S.) We will remain flexible in our regional allocation as market conditions warrant and we will continue to invest selectively on a security by security basis.

Sincerely,

/s/ Valerie Chang

Valerie Chang
PORTFOLIO MANAGER

*For index definitions, refer to page A-28, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. International Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, interest rates and political conditions. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Manhattan Trust

   For the six-month period ending February 29, 2000, the Manhattan Trust gained 89.69% compared to the Russell Midcap Growth Index's 67.32% return over the same time period.*
   For the last several years, we have bemoaned the fact that investors were lavishing attention on large-cap growth stocks and paying lesser tribute to faster growth mid-cap companies. We couldn't comprehend why mid-caps had lower price/earnings ratios despite significantly higher earnings growth rates. As evidenced by the Russell Midcap Growth Index's 67.32% return versus the large-cap Russell 1000 Growth Index's 22.48% gain over this six-month reporting period, investors appear to have caught on. Does mid-cap stocks' out-performance over the last six months signal a reversal in trend? We can't be sure. The valuation gap between large-cap and mid-cap growth stocks has narrowed. However, considering mid-cap growth stocks' materially higher earnings growth rates, they still look to us quite attractive relative to their large-cap counterparts.
   Our technology and technology related holdings (approximately 65% of portfolio total equity market value at the close of this reporting period), fueled performance in first-half fiscal 2000. Our "Top Ten" contributors' list was dominated by technology stocks, with companies such as Citrix Systems, JDS Uniphase, Veritas Software and PMC Sierra delivering 250% or better returns. We were in the right places -- telecommunications equipment, broadband technology, and business-to-business (B2B) e-commerce companies -- and avoided some of the technology potholes like computer hardware and e-commerce retailers.
   Of course, the spectacular performance of the technology sector over the last six months has inspired some concern that tech stocks are now overvalued and vulnerable to a substantial correction. Based on reported operating results, we concede that many tech companies are now rather richly priced. However, we believe investors may actually be underestimating the exceptional growth potential of many quality mid-cap technology companies. Over the last year or so, reported revenue and/or earnings growth has not been just running ahead of consensus estimates. It has been leaving analysts' forecasts in the dust. Wall Street can't raise estimates fast enough to keep pace with this explosive growth. For the foreseeable future, we expect this pattern to continue. We are mindful of the valuations of the tech stocks in our portfolio and consistently trim and/or eliminate positions in stocks that we feel are getting too far ahead of themselves or may be less likely to beat fundamental expectations going forward. However, we think there are still technology companies well positioned in the most dynamic sectors of the industry.
   Returning to portfolio specifics, our healthcare (primarily biotechnology companies), communications services, and capital goods investments also contributed to returns during this reporting period. Our holdings in the retail industry of the consumer cyclical sector disappointed. Retailers such as Williams Sonoma (kitchen equipment), TJXCompanies (apparel), Best Buy and Tandy (consumer electronics), and Abercrombie & Fitch (specialty items) all declined substantially. The consensus appears to be that rising interest rates will eventually restrain consumer spending and retailers' earnings. While we don't argue with this economic logic, we note that the American consumer is still buying. Most, albeit not all, of our retailer holdings met

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)
earnings expectations during their most recent reporting periods. With consensus estimates being revised downward, we expect some pleasant earnings surprises going forward.
   The Manhattan Portfolio clearly displays the fundamental characteristics inherent in our investment discipline. At the close of this reporting period, the portfolio has a projected 5-year earnings growth rate of 39%, compared to the Russell Midcap Growth Index's 33%. Its price/earnings ratio divided by 5-year projected earnings growth rate is modestly higher than the Index's (1.2 to 0.9), largely the result of some of our Internet investments that have yet to turn explosive revenue growth into what we believe will be impressive earnings gains.
   This leads us to another issue that requires some discussion. We are in an era of almost unprecedented technological innovation. Today, promising young technology companies are growing faster than ever before and are entering the mid-cap arena at an earlier stage of development. For a variety of reasons ranging from aggressive advertising to gain market share, to acquisitions of promising smaller companies and/ or the depreciation of infrastructure investments, these companies do not yet have net earnings. Rather than eliminating these companies from consideration and, in the process, missing out on some of what we believe are the very best long term opportunities in the mid-cap growth arena, we have increased our focus on revenue and cash flow growth in addition to earnings growth. We are carefully evaluating business models and future profit margin assumptions. If we are convinced that rapidly growing revenues and cash flows will eventually translate into superior earnings growth, and can identify stocks with valuations in line with future earnings prospects, we will add them to the portfolio.
   In closing, we are pleased to have delivered attractive absolute and relative returns during this reporting period and we will be working diligently to build on our success in the year ahead.

Sincerely,

/s/ Jennifer Silver       /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-28, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Millennium Trust

   For the six-month period ended February 29, 2000, the Millennium Trust returned 126.47% compared to the Russell 2000 Growth and Russell 2000 Index's 66.04% and 35.82% gains over the same time period, respectively.*
   We've enjoyed a vibrant small cap growth stock market ever since the Portfolio commenced operations on October 20, 1998. We have also materially outperformed our benchmark index since inception. So, we've been both lucky and good. The market won't always be so cooperative. However, we believe our investment discipline -- investing in small, fast growing companies capable of consistently beating consensus earnings expectations and trading at reasonable valuations relative to growth rates -- will continue to demonstrate its effectiveness.
   Our technology stock holdings (58.3% of total equity market value at the close of this reporting period), performed exceptionally well and were responsible for about 75% of the Fund's total return. However, technology was not the whole story. Ten of the 11 sectors represented in the portfolio posted positive returns, compared to gains in just 6 of these 11 sectors for the Russell 2000. We also outperformed our benchmark, the Russell 2000 Growth index in 9 of the 11 sectors. We are almost as pleased with the strong gains of portfolio companies in poor performing groups such as basic materials, financial services, energy, consumer cyclicals and consumer staples as we are with our many technology stock winners.
   We were often in the right place at the right time in the technology sector and technology related companies. Our investments in broadband companies such as Osicom Technologies and Efficient Networks performed exceptionally well as investors acknowleged the explosive growth potential of companies with technologies to expand the data carrying capacity of fiber optic and traditional copper wire communications networks. Internet direct marketing company Mypoints Communications was also a big winner. Mypoints is an "opt in" e-mail company. Internet users fill out a demographic profile of themselves for Mypoints. Mypoints then sends the appropriate advertising to them via e-mail and gives them points toward gift certificates or discounts as they respond to the ads. It's the "new economy" version of the old S&H Green Stamps, and we believe a potentially lucrative business. We also scored performance points with Netegrity, an Internet infrastructure software firm supporting e-commerce business-to-business (B2B) and retail networks.
   Retailers were our primary portfolio disappointments. Children's Place Retail Stores and Rex Stores fell short of expectations, and in keeping with the Fund's sell discipline, were quickly eliminated from the portfolio. American Eagle Outfitters also declined sharply, despite posting better than expected earnings. We continue to hold this innovative specialty retailer. In general, investors appear convinced that rising interest rates will put an end to American consumers' spending spree. We think higher rates will eventually restrain consumer spending somewhat, but that selected retailers, particularly those with well conceived e-tail strategies, can continue to grow earnings at an attractive pace. We are expecting our current holdings in the retail sector to exceed consensus earnings forecasts in the year ahead.
   We are stock pickers, not economists or market forecasters. However, we will periodically comment on broader investment issues that concern shareholders and may have an impact on our portfolio. The strong performance of technology, and particularly, Internet-related stocks, coupled with the poor absolute and relative

----------------------------------------------------------------------
          Millennium Trust (Cont'd)
performance of most other industry groups has inspired the financial press to divide the market into "old economy" and "new economy" companies. Despite our portfolio's bias to technology and its excellent returns from this sector, we are not of the opinion that all "old economy" companies are worthless and that all "new economy" companies are priceless. We think some companies in the former category are legitimate growth stock bargains and some stocks in the latter category are wildly overvalued. That's why we take profits in "new economy" stocks, whose valuations become excessive, and look for more reasonably priced growth opportunities, including stocks in more traditional businesses.
   Investors should heed the distinction between companies that are embracing new technologies and those that are sticking their heads in the sand. The Internet is taking friction out of the economy -- the friction caused by forms having to be filled out, paper shuffled, checks written, and currency changing hands. We believe that "old economy" companies that can cut costs and improve productivity by using new technologies like the Internet will thrive. Those who don't will eventually be overwhelmed by the competition.
   We also believe it is a mistake to underestimate the ultimate investment potential of "new economy" companies. Some market observers are describing investors' current infatuation with small-cap technology stocks as a mania. In some instances they may be right. But, every day, we are finding and investing in small companies with technologies that could have a major impact on the American economy. Not all are earning money, and by traditional measures like price/earnings ratios or multiples to revenues, some appear absurdly priced. However, some of these are real companies with real businesses that we expect will eventually produce real earnings. Most importantly, they have the real potential to provide outstanding long term investment returns.
   In closing, we are pleased the Fund delivered such generous returns to shareholders during first-half fiscal 2000. We trust that shareholders won't expect this kind of performance every six months. Recent returns were achieved during very favorable market conditions, which are unlikely to be sustained. However, we remain confident that our investment discipline can continue to generate attractive long term returns.

Sincerely,

/s/ Michael Malouf       /s/ Jennifer Silver

Michael Malouf and Jennifer Silver
PORTFOLIO CO-MANAGERS

*Millennium Trust started operations on November 3, 1998. The start up of Millennium Trust roughly coincided with a period of accelerated growth in the small-cap growth sector of the stock market, and its investment in IPOs had a significant impact on performance. There can be no assurance that these factors will continue to have a positive effect on the fund. And since the fund is relatively small in asset size, it may be easier to achieve higher returns than in a larger fund. NBMI currently absorbs certain expenses of the

----------------------------------------------------------------------
          Millennium Trust (Cont'd)
 fund. This arrangement is subject to change, and without this arrangement, the fund's returns would have been less. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gains distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 For index definitions, refer to page A-28, titled "Glossary of Indices." The Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Millennium Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Partners Trust

   For the six-month period concluding February 29, 2000, the Partners Trust declined 3.28%, versus the Russell 1000 Value Index's 8.88% loss over the same time period. The S&P 500 advanced 4.11% over the corresponding six-month period.*
   We are always disappointed when the Fund fails to generate a positive return. On a relative return basis, we had a reasonably good year versus our Russell 1000 Value Index benchmark and a rather poor year compared to the S&P 500. Market trends will always have some impact on portfolio performance. However, when the market is clearly biased to one investment style or favors just a few stocks or industry groups, it will have an even greater impact on portfolio returns.
   Over the last year, we have experienced an increasingly narrow market. In calendar 1999, the top 25 stocks (predominantly rather richly valued growth stocks) were responsible for 87% of the S&P 500's 21.04% return. While we do not yet have the data for this reporting period, we expect to see the same pattern -- a relative handful of big winners buoy the indices, while the majority of component stocks languish.
   It has also been a one-industry-group stock market. During this six-month reporting period, 10 of the 11 sectors in the Russell 1000 Value Index declined. Technology was the only group in the Index that posted a gain. Since technology stocks generally trade at valuation premiums, this was a particularly challenging period for value investors.
   We participated in the tech sector. In fact, at the close of this reporting period, technology stocks comprised approximately 21% of the Portfolio's total equity market value. We were able to buy tech stocks such as Ericsson, GM Hughes Electronics, and Motorola at opportunistic prices when each of these companies suffered temporary setbacks in 1999. These stocks were excellent performers for us over the last six months. We were overweighted in technology compared to the Russell 1000 Value Index and were under-weighted compared to the S&P 500. This explains why the Fund outperformed the former and underperformed the latter.
   While by far our best performing group, technology was not the only bright spot in the portfolio. On average, our consumer cyclical investments generated attractive returns. Our investments in interest rate sensitive groups like basic materials, capital goods, and financial services suffered. The consensus seems to be that an aggressive Federal Reserve may cause the economy to decelerate too fast and perhaps even slip into recession. We don't agree. We think that the Fed can once again successfully engineer a "soft landing" that will sustain economic growth, albeit at a less torrid pace than we have seen over the last year. If we are right, many of the stocks in beaten down industry groups have "double play" potential -- the prospect of better than anticipated earnings and rising price/earnings multiples.
   Perhaps even more disturbing than the narrowness of the market, was the tendency for investors to chase returns. Fundamentals forgotten, investors abandoned stocks that weren't moving and flocked to those that were going up in price. This kind of stock price momentum investing has resulted in some absurdly low and ludicrously high valuations.
   For example, on a recent research outing we met with Maytag, a high quality industrial cyclical with a pristine balance sheet, strong free cash flow, and an excellent long term record of delivering high financial returns. That same day, we met with Infospace, a 3 year old company with a promising cellular telephone/Internet portal business. Over the next few years, we believe Maytag can grow revenues by 3-5% and earnings by 10-15% annually. Infospace's revenues have been growing by 100%

----------------------------------------------------------------------
          Partners Trust (Cont'd)
annually and we believe if everything goes according to management's plan, the company can go on to become very profitable. But, Infospace doesn't have any earnings yet, and management is telling analysts that it may take 3 more years to show a profit.
   We think it is fair to characterize Maytag and Infospace as good companies. At current valuations, we would call only one of them a good investment. Maytag trades at 6 times earnings and at just 50% of revenues. In our opinion, it is an outstanding investment bargain. Infospace stock has gone from its January, 1999 offering price of $9 7/8 to a high of $264 per share and currently trades at 230 times revenues. This is much too rich for our blood.
   As is our custom, we will briefly describe a portfolio holding that demonstrates our value discipline. This should not be considered a recommendation and we may change our opinion and sell the stock if circumstances warrant it. After acquiring the Fred Meyers chain, Kroger is now the second largest supermarket company in America. Economies of scale on the purchasing front and Kroger's ability to increase the percentage sales of higher margin private label products in the Fred Meyers stores, should improve profit margins significantly in the years ahead. Over the last year, Kroger stock has gone from a high of $35 to $14 per share and its P/E has collapsed from 22 to 15. We believe Kroger can grow revenues by about 7% and earnings by 16-18% in the coming year. In essence you are getting Kroger for less than one times its projected annual earnings growth rate. We think that is a very low valuation for a company in a stable business like groceries.
   In closing, it's been another tough period for value investors. We can't predict when the market will begin valuing businesses more appropriately. We believe our portfolio is full of high quality, undervalued companies that will see much better days in the years ahead.

Sincerely,

/s/ S. Basu Mullick       /s/ Robert Gendelman

S. Basu Mullick and Robert Gendelman
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-28, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Regency Trust

   For the six-month period ended February 29, 2000, the Regency Trust gained 12.30% versus a 11.25% loss for the Russell Midcap Value Index.*
   We are pleased to have posted positive gains during a period in which our benchmark index declined significantly. Our technology investments deserve much of the credit. We were substantially over-weighted in technology, and enjoyed excellent returns from stocks such as Comdisco, Cabletron, American Tower, National Semiconductor, and Parametric Technology -- all of which we were able to buy at opportunistic prices when they fell out of favor in 1999. Performance also benefited from strong gains in our communications services investments. Our stock picking prowess was demonstrated by the fact that the Fund had positive returns in six of the 11 sectors represented in the portfolio compared to benchmark index gains in just two of these 11 sectors.
   Our primary disappointments came from portfolio companies in interest rate sensitive sectors including basic materials, capital goods, and financial services. Judging by the historically low valuations of companies in these sectors, the consensus seems to be that an aggressive Federal Reserve will step too hard on the monetary brakes and push the economy into recession. We expect rising interest rates to eventually slow the economy and we may be seeing peak earnings for some companies in interest rate sensitive sectors. However, we think the economy is headed for a "soft landing," not a recession. Consequently, we believe earnings for severely depressed interest rate sensitive stocks may be better than expected and that these stocks could get an additional boost if price/earnings multiples expand to more normalized levels.
   While we have enjoyed a good first half of fiscal 2000, we are concerned by some of the things happening in the market. Investors appear to be ignoring valuations and buying stocks simply because they are going up in price. We are seeing stocks of very good companies sinking like stones despite favorable operating results. Concurrently, hot stocks are taking off like rockets, and regardless of whether they are companies with real potential or just business plans supported by imaginative public relations efforts, some are now trading at astronomical valuations. We believe this doesn't make economic sense and ultimately stock prices will have a rational relationship to the underlying companies' quantifiable economic value.
   The financial press has rather arbitrarily divided the market into "old economy" and "new economy" stocks. The former are perceived, and priced in the market, like endangered species. The latter are worshiped and priced as if nothing will ever go wrong. In our opinion, this is rather foolish. There are many "old economy" companies that are embracing new productivity enhancing technologies and have or are rapidly developing Internet strategies. We believe many will succeed in the "new economy" and eventually gain the respect and admiration of investors. Conversely, there are numerous "new economy" companies that will prove to be more sizzle than substance.
   The good news is that we think there are still plenty of outstanding values in the market. Let us give you an example. Be advised this is not a recommendation, and that if fundamentals deteriorate, we may sell this or any other portfolio company mentioned in this report. Comdisco is a computer leasing company that has successfully expanded into several other promising businesses. Comdisco now offers "disaster recovery" data storage for large companies. This profitable business is growing quite

----------------------------------------------------------------------
          Regency Trust (Cont'd)
nicely. In addition, Comdisco has a division which leases computers to start-up companies and gets paid in cash and stock options. In essence, this has developed into an interesting little venture capital business. Some of these start-ups have become very big companies in exciting growth businesses and Comdisco will highlight the value of these investments in a tracking stock later this year. Comdisco will also be doing a partial spin-off of a broadband technology company called Prism. Comdisco is not particularly cheap on a price/earnings basis. However, we think the sum of the value of its parts is worth considerably more than the current market price of the whole.
   In closing, we are pleased the Fund provided good returns during a challenging period for mid-cap value investors, noting that it may be easier to achieve higher returns in a relatively small fund than a larger one. We can't predict what the stock market has in store for us in the year ahead. We are confident that our value oriented approach to the mid-cap stock market can deliver attractive long term investment returns.

Sincerely,

/s/ Robert Gendelman       /s/ S. Basu Mullick

Robert Gendelman and S. Basu Mullick
PORTFOLIO CO-MANAGERS

*These are cumulative returns and are not annualized. Regency Trust is a new fund that started operations on June 10, 1999. The inception date and returns prior to June 10, 1999 are for Regency Fund, which invests in the same Portfolio of securities and commenced operations on June 1, 1999. The cumulative return for the Trust from June 10, 1999 through February 29, 2000 was 21.6%. Because this is a new fund, short-term results may not be duplicated. Average net assets of the Portfolio from inception through February 29, 2000 were approximately $21.6 million. In particular, IPO's had a significant impact on the performance of the Trust. NBMI currently absorbs certain expenses of the Fund. Without this arrangement, the Fund's returns would have been less. Past performance does not guarantee future results and shares when redeemed may be worth more or less than original cost. The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus.

 For index definitions, refer to page A-28, titled "Glossary of Indices." The Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Regency Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Socially Responsive Trust

   For the six-month period concluding February 29, 2000, the Socially Responsive Trust declined 9.83% compared to the Russell 1000 Value Index's 8.88% loss. The Standard & Poor's 500 Index gained 4.11% over the same time period.*
   Technology stocks held center stage during the first half of fiscal 2000. But, not all technology stocks got rave reviews. Computer hardware companies were panned, last year's biggest stars (e-commerce retailers) lost their investment audience, and some of the leading software companies took second billing. The loudest cheers went to semiconductor manufacturers, telecommunications equipment companies, and business-to-business (B2B) e-commerce networks. Although we were overweighted in technology, we owned too few of the rising stars. Portfolio performance was helped by strong gains from Hewlett Packard and Intel, but hurt by sharp declines in Xerox and Unisys. Collectively, our investments in the technology sector posted a modest decline.
   Energy and healthcare were the two top contributing sectors in the portfolio. Our oil services holdings, most notably Cooper Cameron, performed quite well and helped us achieve positive gains in the poor performing energy sector. Our biotechnology holdings, highlighted by Biogen's strong performance, also buoyed returns in a healthcare sector that was hard hit during this reporting period.
   Our holdings in interest rate sensitive sectors like basic materials, capital goods, consumer cyclicals, and financial services disappointed. This was not generally a result of earnings shortfalls -- profits in these sectors remained relatively strong. It was more a function of investors' concern that future earnings are jeopardized by rising interest rates and the prospect of a considerably less robust economy. These are reasonable concerns. The Federal Reserve appears committed to slowing the economy and cyclical company earnings may be peaking. However, cyclical stocks are now priced as if a recession is just around the corner. We don't think that's likely to happen. In fact, we believe earnings will be better than anticipated and that these stocks should be given materially higher valuations.
   It has been a very narrow market, with a small percentage of stocks (primarily in the hot technology sectors), posting spectacular gains and the majority of stocks languishing or retreating. It has also been an unforgiving market. For example, Unisys, in our opinion a great company doing all the right things to improve long term profitability, lost nearly 30% of its market value over the last six months for reporting a Y2K oriented revenue shortfall. Tyco, another portfolio holding with an exceptional track record, lost 25% of its market value after a newsletter writer criticized its merger accounting methods. We've reviewed Tyco's accounting procedures and in our opinion, they conform to accepted principles. This market has bedeviled investors in some very good companies. But, long term investors must have patience and we think our patience with these stocks will be rewarded.
   Finally, we are concerned that investors are succumbing to the lure of instant riches in what is being touted as a new investment era. "New" is fast becoming the most overused word in everyone's investment vocabulary. The financial press is trumpeting promising new technologies being developed by "new economy" companies, and the "new paradigm" has replaced time honored investment principles. At the risk of sounding old fashioned, we still believe that things like earnings and valuations matter. We are not sticking our heads in the sand and ignoring all the dynamic

----------------------------------------------------------------------
          Socially Responsive Trust (Cont'd)

technology driven changes in the American economy. We will participate, but not by paying what we believe are excessive multiples for every new idea. We still believe that we will benefit by investing in undervalued companies in a range of industries that will use new technologies to invigorate their businesses and technology companies with real earnings or substantial evidence pointing toward future profitability.
   As is our custom, we will briefly detail a portfolio company that we believe has investment merit and qualifies as a solid corporate citizen. Be advised this is an example of our investment discipline, not a recommendation. Enron is a major natural gas distributor that also owns and operates natural gas, electric and water utilities. The company recently announced it will be building a state-of-the-art fiber optic telecommunications network along its 12,000 mile gas pipeline. Enron isn't cheap on the basis of current earnings, but we have confidence this financially strong, exceptionally well managed company can boost earnings significantly with its entry into telecommunications.
   Of course, Enron wouldn't be in our portfolio if it weren't also a socially responsive company. Natural gas is the most environmentally friendly fuel. Enron is also an active investor in solar energy and wind power projects. Finally, due to its progressive work place policies, generous employee benefits, and its policy of providing stock options to all employees, Enron has been cited by Fortune Magazine as "one of the hundred best places to work."
   In closing, we are disappointed with the Fund's performance in this very challenging period. However, we have not lost confidence in the principle that buying high quality, socially responsive companies at opportunistic prices will generate attractive long term investment returns.

Sincerely,

/s/ Janet Prindle

Janet Prindle
PORTFOLIO MANAGER

*For index definitions, refer to page A-28, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.
 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets
 Past performance is no guarantee of future results.
 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds. Neuberger Berman Management Inc.-Registered Trademark- previously absorbed certain operating expenses of Neuberger Berman Socially Responsive Fund. Absent such arrangement, the total returns would have been less.

GLOSSARY OF INDICES

S&P 500 INDEX:                             An unmanaged index generally
                                           considered to be representative of
                                           stock market activity.
RUSSELL 1000-REGISTERED TRADEMARK- INDEX:  Measures the performance of the 1,000 largest companies in the Russell
                                           3000-Registered Trademark- Index
                                           (which measures the performance of
                                           the 3,000 largest U.S. companies
                                           based on total market
                                           capitalization). The Russell 1000
                                           Index represents approximately 92% of
                                           the total market capitalization of
                                           the Russell 3000 Index.
RUSSELL 1000-REGISTERED TRADEMARK- VALUE   Measures the performance of those
INDEX:                                     Russell 1000 companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.
RUSSELL 2000-REGISTERED TRADEMARK- INDEX:  An unmanaged index consisting of securities of the 2,000 issuers
                                           having the smallest capitalization in
                                           the Russell
                                           3000-Registered Trademark- Index,
                                           representing approximately 8% of the
                                           Russell 3000 total market
                                           capitalization. The smallest
                                           company's market capitalization is
                                           roughly $178 million.
RUSSELL 2000-REGISTERED TRADEMARK- GROWTH  Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with higher price-
                                           to-book ratios and higher forecasted
                                           growth values.
RUSSELL 2000-REGISTERED TRADEMARK- VALUE   Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with lower price-to-
                                           book ratios and lower forecasted
                                           growth values.
RUSSELL 1000-REGISTERED TRADEMARK- GROWTH  Measures the performance of the
INDEX:                                     Russell 1000-Registered Trademark-
                                           companies with higher price-to-book
                                           ratios and higher forecasted growth
                                           values.
EAFE-REGISTERED TRADEMARK- INDEX:          Also known as the Morgan Stanley
                                           Capital International Europe,
                                           Australasia, Far East Index. An
                                           unmanaged index of over 1,000 foreign
                                           stock prices. The index is translated
                                           into U.S. dollars and includes
                                           reinvestment of all dividends and
                                           capital gain distributions.
RUSSELL MIDCAP-TM- GROWTH INDEX:           An unmanaged index that measures the
                                           performance of those Russell Midcap
                                           Index companies with higher
                                           price-to-book ratios and higher
                                           forecasted growth values.
RUSSELL MIDCAP-TM- VALUE INDEX:            An unmanaged index that measures the
                                           performance of those Russell
                                           Midcap-TM- Index companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.

Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

PERFORMANCE HIGHLIGHTS

                                                                 FOR PERIODS
                                                                ENDED 3/31/00
                                                     -----------------------------------
                                                               AVERAGE ANNUAL
NEUBERGER BERMAN               SIX MONTH PERIOD               TOTAL RETURNS(1)
EQUITY TRUST                   ENDED 2/29/00(1)        1 YR          5 YR         10 YR
----------------------------------------------------------------------------------------
FOCUS TRUST(2)                       +21.12%         +36.30%       +23.43%       +18.82%
GUARDIAN TRUST                        -2.68%          +8.96%       +14.02%       +14.40%
PARTNERS TRUST                        -3.28%          +5.83%       +18.26%       +15.10%
SOCIALLY RESPONSIVE TRUST             -9.83%          +6.24%       +18.14%       +15.50%(3)
S&P 500 INDEX(4)                      +4.11%         +17.94%       +26.75%       +18.82%
RUSSELL 1000 VALUE
 INDEX(4)                             -8.88%          +6.34%       +20.97%       +15.99%
CENTURY TRUST*                       +23.80%         +28.50%         N/A           N/A
RUSSELL 1000 GROWTH
 INDEX*(4)                            +5.86%         +13.44%         N/A           N/A
MANHATTAN TRUST                      +89.69%         +93.30%       +29.50%       +20.35%
RUSSELL MIDCAP GROWTH
 INDEX(4)                            +67.32%         +77.20%       +30.32%       +21.69%
REGENCY TRUST**                      +12.30%         +20.96%         N/A           N/A
RUSSELL MIDCAP VALUE
 INDEX**(4)                          -11.25%          -5.27%         N/A           N/A
GENESIS TRUST                         +6.80%         +26.47%       +18.05%       +14.23%
RUSSELL 2000 INDEX(4)                +35.82%         +37.29%       +17.24%       +14.44%
MILLENNIUM TRUST***                 +126.47%         +162.36%      +171.12%(3)     N/A
RUSSELL 2000 GROWTH
 INDEX(4)                            +66.04%         +59.05%         N/A           N/A
INTERNATIONAL TRUST                  +60.61%         +70.29%       +22.11%       +17.89%(3)
EAFE INDEX(4)                        +13.77%         +25.40%       +12.71%         N/A

  * THESE ARE CUMULATIVE RETURNS AND ARE NOT ANNUALIZED. THE CUMULATIVE RETURNS FOR NEUBERGER BERMAN CENTURY TRUST AND THE RUSSELL 1000 GROWTH INDEX ARE FROM DECEMBER 6, 1999, WHICH IS THE INCEPTION OF THE TRUST, THROUGH FEBRUARY 29, 2000 AND MARCH 31, 2000, RESPECTIVELY. BECAUSE THIS IS A NEW FUND, SHORT-TERM RESULTS MAY NOT BE DUPLICATED. AVERAGE NET ASSETS OF THE PORTFOLIO FROM INCEPTION THROUGH MARCH 31, 2000 WERE APPROXIMATELY $22.8 MILLION. IT MAY BE EASIER TO ACHIEVE HIGHER RETURNS IN A SMALL FUND THAN IN A LARGER FUND. WHILE INVESTMENT IN IPOS HAS HAD A POSITIVE IMPACT ON THE PERFORMANCE OF CENTURY TRUST, AS CENTURY TRUST GROWS IN ASSETS, THIS IMPACT WILL LIKELY BE DIMINISHED. NEUBERGER BERMAN MANAGEMENT INC. ("MANAGEMENT") CURRENTLY ABSORBS CERTAIN EXPENSES OF CENTURY TRUST. WITHOUT THIS ARRANGEMENT, CENTURY TRUST'S RETURNS WOULD HAVE BEEN LESS. THE PROSPECTUS CONTAINS A FULL DISCUSSION OF THE RISKS OF INVESTING IN CENTURY TRUST.
 ** THESE ARE CUMULATIVE RETURNS AND ARE NOT ANNUALIZED. THE CUMULATIVE RETURNS
    THROUGH MARCH 31, 2000 FOR NEUBERGER BERMAN REGENCY TRUST AND THE RUSSELL MIDCAP VALUE INDEX ARE FROM JUNE 1, 1999, WHICH IS THE INCEPTION OF REGENCY FUND. REGENCY TRUST IS A NEW FUND THAT STARTED OPERATIONS ON JUNE 10, 1999. RETURNS PRIOR TO JUNE 10, 1999 ARE FOR REGENCY FUND, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES AND COMMENCED OPERATIONS ON JUNE 1, 1999. THE CUMULATIVE RETURN FOR REGENCY TRUST FROM JUNE 10, 1999 THROUGH MARCH 31, 2000 WAS +20.12%. BECAUSE THIS IS A NEW FUND, SHORT-TERM RESULTS MAY NOT BE DUPLICATED. AVERAGE NET ASSETS OF THE PORTFOLIO FROM INCEPTION THROUGH
    MARCH 31, 2000 WERE APPROXIMATELY $22.8 MILLION. IT MAY BE EASIER TO ACHIEVE HIGHER RETURNS IN A SMALL FUND THAN

    IN A LARGER FUND. IN PARTICULAR, IPOS HAD A SIGNIFICANT IMPACT ON THE PERFORMANCE OF REGENCY TRUST. MANAGEMENT CURRENTLY ABSORBS CERTAIN EXPENSES OF REGENCY TRUST. WITHOUT THIS ARRANGEMENT, REGENCY TRUST'S RETURNS WOULD HAVE BEEN LESS.
*** NEUBERGER BERMAN MILLENNIUM TRUST STARTED OPERATIONS ON NOVEMBER 4, 1998.
    RETURNS PRIOR TO NOVEMBER 4, 1998 ARE FOR MILLENNIUM FUND, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES AND COMMENCED OPERATIONS ON OCTOBER 20, 1998. THE START UP OF MILLENNIUM TRUST ROUGHLY COINCIDED WITH A PERIOD OF ACCELERATED GROWTH IN THE SMALL-CAP GROWTH SECTOR OF THE STOCK MARKET, AND ITS INVESTMENT IN IPOS HAD A SIGNIFICANT IMPACT ON PERFORMANCE. THERE CAN BE NO ASSURANCE THAT THESE FACTORS WILL CONTINUE TO HAVE A POSITIVE EFFECT ON MILLENNIUM TRUST. AND SINCE MILLENNIUM TRUST IS RELATIVELY SMALL IN ASSET SIZE, IT MAY BE EASIER TO ACHIEVE HIGHER RETURNS IN A SMALL FUND THAN IN A LARGER FUND. BECAUSE OF THE FUND'S AGGRESSIVE INVESTMENT APPROACH, ITS SHARE PRICE IS SUBJECT TO GREATER VOLATILITY THAN MAY BE FOUND IN A MORE CONSERVATIVE FUND; CONSEQUENTLY, MILLENNIUM TRUST'S CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. MANAGEMENT CURRENTLY ABSORBS CERTAIN EXPENSES OF MILLENNIUM TRUST. WITHOUT THIS ARRANGEMENT, MILLENNIUM TRUST'S RETURNS WOULD HAVE BEEN LESS.

   Each Trust commenced operations in August 1993 (except Neuberger Berman Socially Responsive Trust, Neuberger Berman International Trust, Neuberger Berman Millennium Trust, Neuberger Berman Regency Trust, and Neuberger Berman Century Trust, which began in March 1997, June 1998, November 1998, June 1999, and December 1999, respectively).
   The Trusts have identical investment objectives and policies, and invest in the same Portfolio as other funds ("Sister Funds") of similar names, which are also managed by Management. The performance information for the Trusts prior to their commencement of operations are for the Sister Funds.
   Management currently agrees to absorb certain operating expenses of Genesis Trust, Guardian Trust, International Trust, Manhattan Trust, and Partners Trust, which exceed, in the aggregate, more than 0.10% (for International Trust, not to exceed 1.70%) the expense ratio per annum of the Sister Fund. Management has also voluntarily undertaken to reimburse Focus Trust, Regency Trust, and Socially Responsive Trust, for certain operating expenses which exceed, in the aggregate, more than 0.20% (for Regency Trust, not to exceed 1.50%) the expense ratio per annum of the Sister Fund. Management has also voluntarily undertaken to reimburse Century Trust and Millennium Trust for any operating expenses which exceed, in the aggregate 1.50% and 1.75%, respectively, per annum. Each undertaking (except for Century Trust, Millennium Trust, and Regency Trust) is subject to termination by Management upon at least 60 days' prior written notice to the appropriate Trust. Management previously agreed to waive a portion of the Management fee borne directly by Neuberger Berman Genesis Portfolio and indirectly by Neuberger Berman Genesis Trust. Absent such arrangements, the average annual total returns of the Trusts would have been less. The total returns for periods prior to the Sister Funds' commencement of operations would have been lower had they reflected the higher expense ratios of the Trusts as compared to those of the Sister Funds.

1) "Total return" includes reinvestment of dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.
2) Prior to November 1, 1991, the investment policies of its Sister Fund required that it invest a substantial portion of its assets in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Trust's current investment policies.
3) From inception of Sister Fund.
4) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark-Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell 2000 Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices and is translated into U.S. dollars. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and distributions. The Portfolios may invest in many securities not included in the above-described indices.
   THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL OR MEDIUM MARKET CAPITALIZATION OR THAT ARE BASED OUTSIDE THE U.S. ARE SET FORTH IN THE PROSPECTUS.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Equity Trust

                                                       CENTURY         FOCUS         GENESIS       GUARDIAN
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                TRUST          TRUST          TRUST          TRUST
                                                    ----------------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      2,137   $    225,644   $    572,967   $  1,058,925
      Deferred organization costs (Note A)                    --             --             --             --
      Receivable for Trust shares sold                        --            885          1,510            867
      Receivable from administrator -- net
        (Note B)                                              --             --             --             --
                                                    ----------------------------------------------------------
                                                           2,137        226,529        574,477      1,059,792
                                                    ----------------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                       --            793            835          2,057
      Payable to administrator -- net (Note B)                 1             85            177            347
      Accrued expenses                                        12             54            242            135
                                                    ----------------------------------------------------------
                                                              13            932          1,254          2,539
                                                    ----------------------------------------------------------
NET ASSETS at value                                 $      2,124   $    225,597   $    573,223   $  1,057,253
                                                    ----------------------------------------------------------

NET ASSETS consist of:
      Par value                                     $         --   $          8   $         27   $         82
      Paid-in capital in excess of par value               1,744        137,742        539,344        947,636
      Accumulated undistributed net investment
        income (loss)                                         (1)          (280)          (227)           855
      Accumulated net realized gains (losses) on
        investment                                             6         22,046        (29,789)        88,503
      Net unrealized appreciation in value of
        investment                                           375         66,081         63,868         20,177
                                                    ----------------------------------------------------------
NET ASSETS at value                                 $      2,124   $    225,597   $    573,223   $  1,057,253
                                                    ----------------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                          172          8,385         26,631         81,947
                                                    ----------------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $12.38         $26.91         $21.52         $12.90
                                                    ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------
          Equity Trust

                                                                                                                     SOCIALLY
                                        INTERNATIONAL    MANHATTAN     MILLENNIUM      PARTNERS        REGENCY      RESPONSIVE
                                            TRUST          TRUST          TRUST          TRUST          TRUST          TRUST
                                        ----------------------------------------------------------------------------------------
ASSETS
      Investment in corresponding
        Portfolio, at value (Note A)    $      4,612   $    121,653   $     16,116   $    644,991   $     26,579   $     24,322
      Deferred organization costs
        (Note A)                                  61             --             --             --             --             46
      Receivable for Trust shares sold            16          2,645            439          2,441             --             28
      Receivable from
        administrator -- net (Note B)             --             --             --             --              3             --
                                        ----------------------------------------------------------------------------------------
                                               4,689        124,298         16,555        647,432         26,582         24,396
                                        ----------------------------------------------------------------------------------------
LIABILITIES
      Payable for Trust shares
        redeemed                                   6            188              6          2,174             --             33
      Payable to administrator -- net
        (Note B)                                   3             37              8            213             --              6
      Accrued expenses                            25             31             26            112             20             43
                                        ----------------------------------------------------------------------------------------
                                                  34            256             40          2,499             20             82
                                        ----------------------------------------------------------------------------------------
NET ASSETS at value                     $      4,655   $    124,042   $     16,515   $    644,933   $     26,562   $     24,314
                                        ----------------------------------------------------------------------------------------

NET ASSETS consist of:
      Par value                         $         --   $          5   $         --   $         39   $          2   $          2
      Paid-in capital in excess of par
        value                                  3,050         67,322         10,270        608,089         23,457         23,626
      Accumulated undistributed net
        investment income (loss)                 (25)          (221)           (40)         2,328            (16)           (32)
      Accumulated net realized gains
        (losses) on investment                    71          6,697            850          8,211          1,768           (383)
      Net unrealized appreciation in
        value of investment                    1,559         50,239          5,435         26,266          1,351          1,101
                                        ----------------------------------------------------------------------------------------
NET ASSETS at value                     $      4,655   $    124,042   $     16,515   $    644,933   $     26,562   $     24,314
                                        ----------------------------------------------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited
        shares authorized)                       173          4,725            420         38,572          2,425          1,906
                                        ----------------------------------------------------------------------------------------

NET ASSET VALUE, offering and
  redemption price per share                  $26.92         $26.25         $39.28         $16.72         $10.95         $12.75
                                        ----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Equity Trust

                                                                         CENTURY           FOCUS
                                                                          TRUST            TRUST
                                                                         For the
                                                                       Period from
                                                                    December 6, 1999      For the
                                                                      (Commencement      Six Months
                                                                    of Operations) to      Ended
                                                                      February 29,      February 29,
                                                                          2000              2000
(000'S OMITTED)                                                        (UNAUDITED)      (UNAUDITED)
                                                                    ---------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)            $           5   $         786
                                                                    ---------------------------------
    Expenses:
      Administration fee (Note B)                                                  2             413
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                         --              --
      Auditing fees                                                                1               3
      Custodian fees                                                               2               5
      Distribution fees (Note B)                                                  --              52
      Legal fees                                                                  21               6
      Registration and filing fees                                                33              16
      Shareholder reports                                                          6              28
      Shareholder servicing agent fees                                             1              12
      Trustees' fees and expenses                                                  1               1
      Miscellaneous                                                                1               3
      Expenses from corresponding Portfolio (Notes A & B)                          5             528
                                                                    ---------------------------------
        Total expenses                                                            73           1,067
      Expenses reimbursed by administrator and/or reduced by
        custodian fee expense offset arrangement (Note B)                        (67)             (1)
                                                                    ---------------------------------
        Total net expenses                                                         6           1,066
                                                                    ---------------------------------
        Net investment income (loss)                                              (1)           (280)
                                                                    ---------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment securities                              6          22,976
    Net realized loss on option contracts                                         --              (1)
    Net realized loss on financial futures contracts                              --              --
    Change in net unrealized appreciation (depreciation) of
      investment securities, financial futures contracts, option contracts, and translation of assets and liabilities in
      foreign currencies                                                         375          16,777
                                                                    ---------------------------------
        Net gain (loss) on investments from corresponding
          Portfolio (Note A)                                                     381          39,752
                                                                    ---------------------------------
        Net increase (decrease) in net assets resulting from
          operations                                                   $         380   $      39,472
                                                                    ---------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Trust

                                                                      GENESIS       GUARDIAN     INTERNATIONAL
                                                                       TRUST          TRUST          TRUST
                                                                      For the        For the        For the
                                                                    Six Months     Six Months     Six Months
                                                                       Ended          Ended          Ended
                                                                   February 29,   February 29,   February 29,
                                                                       2000           2000           2000
                                                                    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                                   -------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)        $      3,445   $      9,109   $         12
                                                                   -------------------------------------------
    Expenses:
      Administration fee (Note B)                                         1,125          2,386              7
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                    --             --              9
      Auditing fees                                                           3              3              2
      Custodian fees                                                          5              5              5
      Distribution fees (Note B)                                             --             --             --
      Legal fees                                                              7              9              7
      Registration and filing fees                                           15             28             10
      Shareholder reports                                                   133             82             10
      Shareholder servicing agent fees                                       15             17             17
      Trustees' fees and expenses                                             4              7             --
      Miscellaneous                                                           8             16              1
      Expenses from corresponding Portfolio (Notes A & B)                 2,131          2,791             17
                                                                   -------------------------------------------
        Total expenses                                                    3,446          5,344             85
      Expenses reimbursed by administrator and/or reduced by
        custodian fee expense offset arrangement (Note B)                    --             (1)           (56)
                                                                   -------------------------------------------
        Total net expenses                                                3,446          5,343             29
                                                                   -------------------------------------------
        Net investment income (loss)                                         (1)         3,766            (17)
                                                                   -------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment securities                    18,385        114,783             79
    Net realized loss on option contracts                                    --        (24,702)            --
    Net realized loss on financial futures contracts                         --         (1,531)            (4)
    Change in net unrealized appreciation (depreciation) of
      investment securities, financial futures contracts, option contracts, and translation of assets and liabilities in
      foreign currencies                                                 19,348       (119,343)         1,590
                                                                   -------------------------------------------
        Net gain (loss) on investments from corresponding
          Portfolio (Note A)                                             37,733        (30,793)         1,665
                                                                   -------------------------------------------
        Net increase (decrease) in net assets resulting from
          operations                                               $     37,732   $    (27,027)  $      1,648
                                                                   -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger Berman
----------------------------------------------------------------------
          Equity Trust

                                                                      MANHATTAN       MILLENNIUM
                                                                        TRUST           TRUST
                                                                       For the         For the
                                                                      Six Months      Six Months
                                                                        Ended           Ended
                                                                     February 29,    February 29,
                                                                         2000            2000
(000'S OMITTED)                                                      (UNAUDITED)     (UNAUDITED)
                                                                    ------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)         $         123   $          15
                                                                    ------------------------------
    Expenses:
      Administration fee (Note B)                                             130              13
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                      --              --
      Auditing fees                                                             4               1
      Custodian fees                                                            5               5
      Distribution fees (Note B)                                               --               1
      Legal fees                                                                6               8
      Registration and filing fees                                             11              22
      Shareholder reports                                                      15              12
      Shareholder servicing agent fees                                          9               7
      Trustees' fees and expenses                                               1              --
      Miscellaneous                                                             2               2
      Expenses from corresponding Portfolio (Notes A & B)                     181              30
                                                                    ------------------------------
        Total expenses                                                        364             101
      Expenses reimbursed by administrator and/or reduced by
        custodian fee expense offset arrangement (Note B)                     (20)            (46)
                                                                    ------------------------------
        Total net expenses                                                    344              55
                                                                    ------------------------------
        Net investment income (loss)                                         (221)            (40)
                                                                    ------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment securities                       7,400             891
    Net realized loss on option contracts                                      --              --
    Net realized loss on financial futures contracts                           --              --
    Change in net unrealized appreciation (depreciation) of
      investment securities, financial futures contracts, option contracts, and translation of assets and liabilities in
      foreign currencies                                                   39,194           5,226
                                                                    ------------------------------
        Net gain (loss) on investments from corresponding
          Portfolio (Note A)                                               46,594           6,117
                                                                    ------------------------------
        Net increase (decrease) in net assets resulting from
          operations                                                $      46,373   $       6,077
                                                                    ------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Trust

                                                                                                   SOCIALLY
                                                                     PARTNERS        REGENCY      RESPONSIVE
                                                                       TRUST          TRUST          TRUST
                                                                      For the        For the        For the
                                                                    Six Months     Six Months     Six Months
                                                                       Ended          Ended          Ended
                                                                   February 29,   February 29,   February 29,
                                                                       2000           2000           2000
                                                                    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                                   -------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio (Note A)        $      5,905   $        170   $        142
                                                                   -------------------------------------------
    Expenses:
      Administration fee (Note B)                                         1,512             43             51
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                    --             --             11
      Auditing fees                                                           3              2              5
      Custodian fees                                                          5              5              5
      Distribution fees (Note B)                                             --             10              6
      Legal fees                                                              8              9             15
      Registration and filing fees                                           14             10             51
      Shareholder reports                                                    59             19             25
      Shareholder servicing agent fees                                       17             --              9
      Trustees' fees and expenses                                             4              2              1
      Miscellaneous                                                          10              2              1
      Expenses from corresponding Portfolio (Notes A & B)                 1,793             89             84
                                                                   -------------------------------------------
        Total expenses                                                    3,425            191            264
      Expenses reimbursed by administrator and/or reduced by
        custodian fee expense offset arrangement (Note B)                    (2)           (29)           (90)
                                                                   -------------------------------------------
        Total net expenses                                                3,423            162            174
                                                                   -------------------------------------------
        Net investment income (loss)                                      2,482              8            (32)
                                                                   -------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment securities                    11,489          1,765           (360)
    Net realized loss on option contracts                                    --             --             --
    Net realized loss on financial futures contracts                         --             --             --
    Change in net unrealized appreciation (depreciation) of
      investment securities, financial futures contracts, option contracts, and translation of assets and liabilities in
      foreign currencies                                                (38,343)         1,368         (2,215)
                                                                   -------------------------------------------
        Net gain (loss) on investments from corresponding
          Portfolio (Note A)                                            (26,854)         3,133         (2,575)
                                                                   -------------------------------------------
        Net increase (decrease) in net assets resulting from
          operations                                               $    (24,372)  $      3,141   $     (2,607)
                                                                   -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Equity Trust

                                                                        CENTURY
                                                                         TRUST               FOCUS TRUST
                                                                      Period from
                                                                   December 6, 1999
                                                                     (Commencement     Six Months
                                                                   of Operations) to     Ended          Year
                                                                     February 29,     February 29,     Ended
                                                                         2000             2000       AUGUST 31,
(000'S OMITTED)                                                       (UNAUDITED)     (UNAUDITED)       1999
                                                                   ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                       $        (1)   $      (280)  $      (160)
    Net realized gain (loss) on investments from corresponding
      Portfolio (Note A)                                                         6         22,975        15,737
    Change in net unrealized appreciation (depreciation) of
      investments from corresponding Portfolio (Note A)                        375         16,777        55,767
                                                                   ---------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                               380         39,472        71,344
                                                                   ---------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                       --             --          (312)
    Net realized gain on investments                                            --        (12,691)           --
                                                                   ---------------------------------------------
    Total distributions to shareholders                                         --        (12,691)         (312)
                                                                   ---------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                                1,744         38,765        72,867
    Proceeds from reinvestment of dividends and distributions                   --         10,728           311
    Payments for shares redeemed                                                --        (66,697)     (121,354)
                                                                   ---------------------------------------------
    Net increase (decrease) from Trust share transactions                    1,744        (17,204)      (48,176)
                                                                   ---------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                        2,124          9,577        22,856
NET ASSETS:
    Beginning of period                                                         --        216,020       193,164
                                                                   ---------------------------------------------
    End of period                                                      $     2,124    $   225,597   $   216,020
                                                                   ---------------------------------------------
    Accumulated undistributed net investment income (loss) at end
      of period                                                        $        (1)   $      (280)  $        --
                                                                   ---------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                                                       172          1,503         3,256
    Issued on reinvestment of dividends and distributions                       --            413            14
    Redeemed                                                                    --         (2,676)       (5,395)
                                                                   ---------------------------------------------
    Net increase (decrease) in shares outstanding                              172           (760)       (2,125)
                                                                   ---------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Trust

                                                                                                        INTERNATIONAL
                                                GENESIS TRUST               GUARDIAN TRUST                  TRUST
                                           Six Months                  Six Months                  Six Months
                                             Ended          Year         Ended          Year         Ended          Year
                                          February 29,     Ended      February 29,     Ended      February 29,     Ended
                                              2000       August 31,       2000       August 31,       2000       August 31,
                                          (UNAUDITED)       1999      (UNAUDITED)       1999      (UNAUDITED)       1999
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $        (1)  $     3,994   $     3,766   $     9,749   $       (17)  $       (10)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                       18,385       (50,517)       88,550       230,720            75           135
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       19,348       178,420      (119,343)      157,393         1,590           314
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         37,732       131,897       (27,027)      397,862         1,648           439
                                          ----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (3,058)       (5,066)       (5,199)       (8,934)           (2)           --
    Net realized gain on investments               --        (8,444)     (227,970)     (143,039)          (32)           --
                                          ----------------------------------------------------------------------------------
    Total distributions to shareholders        (3,058)      (13,510)     (233,169)     (151,973)          (34)           --
                                          ----------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                 119,436       577,427       101,953       451,781         4,943         2,030
    Proceeds from reinvestment of
      dividends and distributions               3,002        11,221       231,541       151,733            34            --
    Payments for shares redeemed             (174,998)     (820,431)     (267,196)   (1,127,748)       (4,309)       (1,857)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                      (52,560)     (231,783)       66,298      (524,234)          668           173
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         (17,886)     (113,396)     (193,898)     (278,345)        2,282           612
NET ASSETS:
    Beginning of period                       591,109       704,505     1,251,151     1,529,496         2,373         1,761
                                          ----------------------------------------------------------------------------------
    End of period                         $   573,223   $   591,109   $ 1,057,253   $ 1,251,151   $     4,655   $     2,373
                                          ----------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $      (227)  $     2,832   $       855   $     2,288   $       (25)  $        (6)
                                          ----------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        5,954        29,655         6,669        26,757           241           130
    Issued on reinvestment of dividends
      and distributions                           150           569        16,857         9,378             2            --
    Redeemed                                   (8,650)      (41,810)      (18,049)      (67,053)         (210)         (117)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                              (2,546)      (11,586)        5,477       (30,918)           33            13
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger Berman
----------------------------------------------------------------------
          Equity Trust

                                                                                                 MILLENNIUM TRUST
                                                                   MANHATTAN TRUST                         Period from
                                                               Six Months                  Six Months   November 4, 1998
                                                                 Ended          Year         Ended        (Commencement
                                                              February 29,     Ended      February 29,  of Operations) to
                                                                  2000       August 31,       2000         August 31,
(000'S OMITTED)                                               (UNAUDITED)       1999      (UNAUDITED)         1999
                                                              -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                              $      (221)  $      (317)  $       (40)      $       (12)
    Net realized gain (loss) on investments from
      corresponding Portfolio (Note A)                              7,400         4,459           891               279
    Change in net unrealized appreciation (depreciation) of
      investments from corresponding Portfolio (Note A)            39,194        12,225         5,226               209
                                                              -----------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                   46,373        16,367         6,077               476
                                                              -----------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                              --            --            --                --
    Net realized gain on investments                               (5,129)       (2,903)         (308)               --
                                                              -----------------------------------------------------------
    Total distributions to shareholders                            (5,129)       (2,903)         (308)               --
                                                              -----------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                      50,817        39,767        10,534             2,890
    Proceeds from reinvestment of dividends and
      distributions                                                 5,126         2,902           268                --
    Payments for shares redeemed                                  (18,429)      (56,952)       (2,256)           (1,166)
                                                              -----------------------------------------------------------
    Net increase (decrease) from Trust share transactions          37,514       (14,283)        8,546             1,724
                                                              -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                              78,758          (819)       14,315             2,200
NET ASSETS:
    Beginning of period                                            45,284        46,103         2,200                --
                                                              -----------------------------------------------------------
    End of period                                             $   124,042   $    45,284   $    16,515       $     2,200
                                                              -----------------------------------------------------------
    Accumulated undistributed net investment income (loss)
      at end of period                                        $      (221)  $        --   $       (40)      $        --
                                                              -----------------------------------------------------------

NUMBER OF TRUST SHARES:
    Sold                                                            2,469         2,854           369               193
    Issued on reinvestment of dividends and distributions             284           200            10                --
    Redeemed                                                       (1,042)       (4,012)          (80)              (72)
                                                              -----------------------------------------------------------
    Net increase (decrease) in shares outstanding                   1,711          (958)          299               121
                                                              -----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Trust

                                                                               REGENCY TRUST                    SOCIALLY
                                                PARTNERS TRUST                         Period from          RESPONSIVE TRUST
                                           Six Months                  Six Months     June 10, 1999     Six Months
                                             Ended          Year         Ended        (Commencement       Ended          Year
                                          February 29,     Ended      February 29,  of Operations) to  February 29,     Ended
                                              2000       August 31,       2000         August 31,          2000       August 31,
                                          (UNAUDITED)       1999      (UNAUDITED)         1999         (UNAUDITED)       1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     2,482   $     7,351   $         8      $        --     $       (32)  $         2
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                       11,489        45,924         1,765                3            (360)          429
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                      (38,343)      141,300         1,368              (17)         (2,215)        4,701
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        (24,372)      194,575         3,141              (14)         (2,607)        5,132
                                          ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (7,505)           --           (24)              --              --           (42)
    Net realized gain on investments          (49,378)      (22,347)           --               --            (483)         (139)
                                          ---------------------------------------------------------------------------------------
    Total distributions to shareholders       (56,883)      (22,347)          (24)              --            (483)         (181)
                                          ---------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                 119,831       389,153        23,139              488           6,230        11,886
    Proceeds from reinvestment of
      dividends and distributions              56,458        22,046            24               --             480           181
    Payments for shares redeemed             (300,209)     (462,985)          (75)            (117)         (4,601)       (5,139)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                     (123,920)      (51,786)       23,088              371           2,109         6,928
                                          ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (205,175)      120,442        26,205              357            (981)       11,879
NET ASSETS:
    Beginning of period                       850,108       729,666           357               --          25,295        13,416
                                          ---------------------------------------------------------------------------------------
    End of period                         $   644,933   $   850,108   $    26,562      $       357     $    24,314   $    25,295
                                          ---------------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $     2,328   $     7,351   $       (16)     $        --     $       (32)  $        --
                                          ---------------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        6,680        21,341         2,394               48             451           862
    Issued on reinvestment of dividends
      and distributions                         3,228         1,228             2               --              35            14
    Redeemed                                  (16,768)      (25,015)           (8)             (11)           (335)         (382)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                              (6,860)       (2,446)        2,388               37             151           494
                                          ---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------
          Equity Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Century Trust ("Century"), Neuberger Berman Focus Trust ("Focus"), Neuberger Berman Genesis Trust ("Genesis"), Neuberger Berman Guardian Trust ("Guardian"), Neuberger Berman International Trust ("International"), Neuberger Berman Manhattan Trust ("Manhattan"), Neuberger Berman Millennium Trust ("Millennium"), Neuberger Berman Partners Trust ("Partners"), Neuberger Berman Regency Trust ("Regency"), and Neuberger Berman Socially Responsive Trust ("Socially Responsive") (collectively, the "Funds") are separate operating series of Neuberger Berman Equity Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Century, Millennium, and Regency had no operations until December 6, 1999, November 4, 1998, and June 10, 1999, respectively, other than matters relating to their organization and registration as diversified, open-end management investment companies under the 1940 Act, and registration of their shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Equity Managers Trust (Global Managers Trust with respect to International) (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (6.90%, 13.05%, 37.26%, 28.84%, 1.98%, 9.92%, 4.70%, 21.89%, 75.69%, and
   19.02%, for Century, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, and Socially Responsive, respectively, at February 29, 2000). On November 16, 1999, 63.72% of Neuberger Berman Socially Responsive Portfolio was held by another regulated investment company, which redeemed its interest in the Portfolio through a redemption in kind on that date. Neuberger Berman Management Inc. ("Management") carried out this transaction in a way that minimized the effect on the Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, and Socially Responsive to continue to and the intention of Century to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($2,348,587 expiring in 2007 for Genesis, determined as of August 31, 1999), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Organization expenses incurred by International and Socially Responsive are being amortized on a straight-line basis over a five-year period. At February 29, 2000, the unamortized balance of such expenses amounted to $60,925 and $45,465, for International and Socially Responsive, respectively.

6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.40% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   For Century, Focus, Millennium, Regency, and Socially Responsive, Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The trustees of the Trust have adopted a plan (the "Plan") with respect to these Funds, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to these Funds, Management's activities and expenses related to the sale and distribution of these Fund shares, and ongoing services provided to investors in these Funds, Management receives from each of these Funds a fee at the annual rate of 0.10% of such Fund's average daily net assets. Management pays this amount to institutions that distribute Fund shares and provide services to these Funds and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by these Funds during any year may be more or less than the cost of distribution and other services provided to these Funds. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.
   Management has voluntarily undertaken to reimburse each of Genesis, Guardian, International, Manhattan, and Partners for its operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, by more than 0.10% (for International, not to exceed 1.70%) the expense ratio per annum (each an "Expense Limitation") of a certain other mutual fund ("Sister Fund") which also invests in the same Portfolio. Management has also voluntarily undertaken to reimburse each of Focus, Regency, and Socially Responsive for any Operating Expenses which exceed, in the aggregate, by more than 0.20% (for Regency, not to exceed 1.50%) the Expense Limitation of a Sister Fund which also invests in the same Portfolio. Management has also voluntarily undertaken to reimburse each of Century and Millennium for any Operating Expenses which exceed its Expense Limitation (1.50% and 1.75%, respectively). Each undertaking (except for Century, Millennium, and Regency) is subject to termination by Management upon at least 60 days' prior written notice to the appropriate Fund. For Century, Millennium, and Regency, Management has contractually undertaken to reimburse any excess Operating Expenses through December 31, 2002, December 31, 2009, and December 31, 2002, respectively. For the period ended February 29, 2000, such excess expenses amounted to $66,864, $55,990, $19,792, $45,820, $26,724, and
$90,170, for Century, International, Manhattan, Millennium, Regency, and Socially Responsive, respectively. For the six months ended February 29, 2000, there was no reimbursement of expenses by Management to Focus, Genesis, Guardian, and Partners. Millennium has agreed to repay Management through December 31, 2000, for its excess Operating Expenses previously reimbursed by Management through December 31, 1999, so long as Millennium's annual Operating Expenses during that period do not exceed its Expense Limitation. For the six months ended February 29, 2000, Millennium has not reimbursed Management. At February 29, 2000, Millennium has a contingent liability to Management under the agreement of $160,842, not repaid through December 31, 1999. Century and Regency have each agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement. During the period ended February 29, 2000, neither Century nor Regency reimbursed Management.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   Each Fund also has a distribution agreement with Management. Management receives no compensation therefor (except from Century, Focus, Millennium, Regency, and Socially Responsive) and no commissions for sales or redemptions of shares of beneficial interest of each Fund, but receives fees from Century, Focus, Millennium, Regency, and Socially Responsive under the Plan, as described above.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $50,

$551, $53, $1,446, $10, $72, $93, $2,334, $1,868, and $67, for Century, Focus,
Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, and Socially Responsive, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 29, 2000, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                  ADDITIONS      REDUCTIONS
----------------------------------------------------------------------------
CENTURY                                          $ 1,764,000    $      8,000

FOCUS                                             16,825,000      47,885,000

GENESIS                                           31,251,000      94,525,000

GUARDIAN                                          28,098,000     196,610,000

INTERNATIONAL                                      4,923,000       4,275,000

MANHATTAN                                         38,348,000       8,534,000

MILLENNIUM                                         9,284,000       1,470,000

PARTNERS                                          37,594,000     219,110,000

REGENCY                                           23,125,000         114,000

SOCIALLY RESPONSIVE                                5,078,000       3,506,000

   At February 29, 2000, Neuberger Berman International Portfolio's cost of investments for U.S. Federal income tax purposes was $132,767,000. Gross unrealized appreciation of investments was $116,605,000 and gross unrealized depreciation of investments was $4,545,000, resulting in net unrealized appreciation of $112,060,000, based on cost for U.S. Federal income tax purposes.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Century Trust(1)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                  Period from
                                              December 6, 1999(2)
                                                to February 29,
                                                     2000
                                                  (UNAUDITED)
                                             ---------------------
Net Asset Value, Beginning of Period                 $10.00
                                             ---------------------
Income From Investment Operations
    Net Investment Loss                                (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)                    2.39
                                             ---------------------
      Total From Investment Operations                 2.38
                                             ---------------------
Net Asset Value, End of Period                       $12.38
                                             ---------------------
Total Return(3)(4)                                   +23.80%
                                             ---------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                       $  2.1
                                             ---------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)(6)                                  1.51%
                                             ---------------------
    Ratio of Net Expenses to Average Net
     Assets(6)(7)                                      1.50%
                                             ---------------------
    Ratio of Net Investment Loss to
     Average Net Assets(6)                             (.33%)
                                             ---------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Trust(1)(8)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                       Six Months
                                         Ended
                                      February 29,
                                          2000                                   Year Ended August 31,
                                      (UNAUDITED)         1999            1998            1997            1996           1995
                                      -------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                                 $  23.62        $  17.14        $  21.27        $  14.83        $  14.41        $ 11.36
                                      -------------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)            (.03)           (.02)            .03             .01             .06            .05
    Net Gains or Losses on
     Securities (both realized
     and unrealized)                        4.96            6.53           (3.66)           6.49             .46           3.05
                                      -------------------------------------------------------------------------------------------
      Total From Investment
       Operations                           4.93            6.51           (3.63)           6.50             .52           3.10
                                      -------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)                       --            (.03)           (.01)           (.06)           (.02)          (.05)
    Distributions (from net
     capital gains)                        (1.64)             --            (.49)             --            (.08)            --
                                      -------------------------------------------------------------------------------------------
      Total Distributions                  (1.64)           (.03)           (.50)           (.06)           (.10)          (.05)
                                      -------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $  26.91        $  23.62        $  17.14        $  21.27        $  14.83        $ 14.41
                                      -------------------------------------------------------------------------------------------
Total Return(3)                           +21.12%(4)      +38.07%         -17.45%         +43.93%          +3.62%        +27.44%
                                      -------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                          $  225.6        $  216.0        $  193.2        $  160.9        $   55.6        $  14.5
                                      -------------------------------------------------------------------------------------------
    Ratio of Gross Expenses to
     Average Net Assets(5)                  1.03%(6)         .95%            .94%            .96%            .99%            --
                                      -------------------------------------------------------------------------------------------
    Ratio of Net Expenses to
     Average Net Assets                     1.03%(6)         .95%(7)         .94%(7)         .96%(7)         .99%(7)        .96%(7)
                                      -------------------------------------------------------------------------------------------
    Ratio of Net Investment
     Income (Loss) to Average Net
     Assets                                 (.27%)(6)       (.07%)           .17%            .11%            .63%           .67%
                                      -------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                              Six Months
                                                Ended
                                             February 29,
                                                 2000                    Year Ended August 31,
                                             (UNAUDITED)      1999      1998      1997      1996      1995
                                             --------------------------------------------------------------
Net Asset Value, Beginning of Period            $20.26       $17.28    $21.45    $14.99    $12.65    $10.59
                                             --------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                    --          .13       .12      (.01)     (.02)     (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)               1.37         3.17     (4.14)     6.61      2.68      2.08
                                             --------------------------------------------------------------
      Total From Investment Operations            1.37         3.30     (4.02)     6.60      2.66      2.07
                                             --------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                      (.11)        (.12)       --        --        --        --
    Distributions (from net capital
     gains)                                         --         (.20)     (.15)     (.14)     (.32)     (.01)
                                             --------------------------------------------------------------
      Total Distributions                         (.11)        (.32)     (.15)     (.14)     (.32)     (.01)
                                             --------------------------------------------------------------
Net Asset Value, End of Period                  $21.52       $20.26    $17.28    $21.45    $14.99    $12.65
                                             --------------------------------------------------------------
Total Return(3)                                  +6.80%(4)   +19.15%   -18.88%   +44.31%   +21.44%   +19.51%
                                             --------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                  $573.2       $591.1    $704.5    $382.7    $ 65.2    $ 30.6
                                             --------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                1.22%(6)     1.23%     1.17%     1.26%     1.38%       --
                                             --------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                       1.22%(6)     1.23%     1.17%(7)   1.25%(7)   1.38%(7)   1.42%(7)
                                             --------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets                   --          .54%      .68%     (.16%)    (.27%)    (.24%)
                                             --------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                              Six Months
                                                Ended
                                             February 29,
                                                 2000                        Year Ended August 31,
                                             (UNAUDITED)       1999        1998        1997        1996       1995
                                             ----------------------------------------------------------------------
Net Asset Value, Beginning of Period           $  16.36      $  14.24    $  19.47    $  14.24    $  13.83    $11.27
                                             ----------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                           .05           .12         .09         .08         .16       .13
    Net Gains or Losses on Securities
     (both realized and unrealized)                (.30)         3.57       (3.93)       5.48         .55      2.55
                                             ----------------------------------------------------------------------
      Total From Investment Operations             (.25)         3.69       (3.84)       5.56         .71      2.68
                                             ----------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                       (.07)         (.10)       (.10)       (.10)       (.14)     (.12)
    Distributions (from net capital
     gains)                                       (3.14)        (1.47)      (1.29)       (.23)       (.16)       --
                                             ----------------------------------------------------------------------
      Total Distributions                         (3.21)        (1.57)      (1.39)       (.33)       (.30)     (.12)
                                             ----------------------------------------------------------------------
Net Asset Value, End of Period                 $  12.90      $  16.36    $  14.24    $  19.47    $  14.24    $13.83
                                             ----------------------------------------------------------------------
Total Return(3)                                   -2.68%(4)    +26.07%     -20.88%     +39.56%      +5.19%   +24.01%
                                             ----------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                 $1,057.3      $1,251.2    $1,529.5    $2,269.8    $1,340.1    $683.1
                                             ----------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                  .90%(6)       .88%        .87%        .88%        .92%       --
                                             ----------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                         .90%(6)       .88%        .87%        .88%        .92%(7)    .90%(7)
                                             ----------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                             .63%(6)       .65%        .50%        .47%       1.26%     1.35%
                                             ----------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                              Six Months
                                                Ended                         Period from
                                             February 29,    Year Ended    June 29, 1998 (2)
                                                 2000        August 31,      to August 31,
                                             (UNAUDITED)        1999             1998
                                             -----------------------------------------------
Net Asset Value, Beginning of Period            $16.92         $13.87            $17.13
                                             -----------------------------------------------
Income From Investment Operations
    Net Investment Loss                           (.09)          (.07)             (.02)
    Net Gains or Losses on Securities
     (both realized and unrealized)              10.30           3.12             (3.24)
                                             -----------------------------------------------
      Total From Investment Operations           10.21           3.05             (3.26)
                                             -----------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                      (.01)            --                --
    Distributions (from net capital
     gains)                                       (.20)            --                --
                                             -----------------------------------------------
      Total Distributions                         (.21)            --                --
                                             -----------------------------------------------
Net Asset Value, End of Period                  $26.92         $16.92            $13.87
                                             -----------------------------------------------
Total Return(3)                                 +60.61%(4)     +21.99%           -19.03%(4)
                                             -----------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                  $  4.7         $  2.4            $  1.8
                                             -----------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                1.70%(6)       1.70%             1.70%(6)
                                             -----------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                    1.70%(6)       1.70%             1.70%(6)
                                             -----------------------------------------------
    Ratio of Net Investment Loss to
     Average Net Assets                          (1.00%)(6)      (.49%)            (.54%)(6)
                                             -----------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                             Six Months
                                               Ended
                                              February
                                                29,
                                               2000                             Year Ended August 31,
                                             (UNAUDITED)     1999          1998         1997         1996         1995
                                             -----------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $15.02        $11.61        $15.77       $12.18       $12.99       $10.37
                                             -----------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Loss                          (.05)         (.11)         (.07)        (.04)        (.04)          --
    Net Gains or Losses on Securities
     (both realized and unrealized)             12.82          4.29         (1.40)        4.55         (.34)        2.67
                                             -----------------------------------------------------------------------------
      Total From Investment Operations          12.77          4.18         (1.47)        4.51         (.38)        2.67
                                             -----------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                       --            --            --           --           --         (.01)
    Distributions (from net capital
     gains)                                     (1.54)         (.77)        (2.69)        (.92)        (.43)        (.04)
                                             -----------------------------------------------------------------------------
      Total Distributions                       (1.54)         (.77)        (2.69)        (.92)        (.43)        (.05)
                                             -----------------------------------------------------------------------------
Net Asset Value, End of Period                 $26.25        $15.02        $11.61       $15.77       $12.18       $12.99
                                             -----------------------------------------------------------------------------
Total Return(3)                                +89.69%(4)    +36.24%       -11.23%      +38.84%       -2.98%      +25.90%
                                             -----------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                 $124.0        $ 45.3        $ 46.1       $ 51.1       $ 48.2       $ 35.6
                                             -----------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                               1.06%(6)      1.11%         1.04%        1.09%        1.08%          --
                                             -----------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                   1.06%(6)      1.11%         1.04%        1.09%        1.08%        1.06%
                                             -----------------------------------------------------------------------------
    Ratio of Net Investment Loss to
     Average Net Assets                          (.68%)(6)     (.61%)        (.52%)       (.30%)       (.38%)       (.03%)
                                             -----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                              Six Months
                                                Ended            Period from
                                             February 29,    November 4, 1998(2)
                                                 2000           to August 31,
                                             (UNAUDITED)            1999
                                             -----------------------------------
Net Asset Value, Beginning of Period            $18.20              $10.00
                                             -----------------------------------
Income From Investment Operations
    Net Investment Loss                           (.10)               (.10)
    Net Gains or Losses on Securities
     (both realized and unrealized)              22.46                8.30
                                             -----------------------------------
      Total From Investment Operations           22.36                8.20
                                             -----------------------------------
Less Distributions
    Distributions (from net capital
     gains)                                      (1.28)                 --
                                             -----------------------------------
Net Asset Value, End of Period                  $39.28              $18.20
                                             -----------------------------------
Total Return(3)(4)                             +126.47%             +82.00%
                                             -----------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                  $ 16.5              $  2.2
                                             -----------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)(6)                             1.75%               1.76%
                                             -----------------------------------
    Ratio of Net Expenses to Average Net
     Assets(6)(7)                                 1.75%               1.75%
                                             -----------------------------------
    Ratio of Net Investment Loss to
     Average Net Assets(6)                       (1.27%)             (1.24%)
                                             -----------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                           Six Months
                                             Ended
                                          February 29,
                                              2000                                 Year Ended August 31,
                                          (UNAUDITED)        1999           1998           1997           1996           1995
                                          ---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $ 18.71         $ 15.24        $ 18.80        $ 13.39        $ 12.68        $ 10.54
                                          ---------------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                       .09             .16            .11            .07            .08            .05
    Net Gains or Losses on Securities
     (both realized and unrealized)            (.64)           3.77          (1.82)          6.06           1.59           2.19
                                          ---------------------------------------------------------------------------------------
      Total From Investment Operations         (.55)           3.93          (1.71)          6.13           1.67           2.24
                                          ---------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.19)             --           (.08)          (.08)          (.07)          (.02)
    Distributions (from net capital
     gains)                                   (1.25)           (.46)         (1.77)          (.64)          (.89)          (.08)
                                          ---------------------------------------------------------------------------------------
      Total Distributions                     (1.44)           (.46)         (1.85)          (.72)          (.96)          (.10)
                                          ---------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 16.72         $ 18.71        $ 15.24        $ 18.80        $ 13.39        $ 12.68
                                          ---------------------------------------------------------------------------------------
Total Return(3)                               -3.28%(4)      +25.91%        -10.15%        +47.11%        +13.76%        +21.52%
                                          ---------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $ 644.9         $ 850.1        $ 729.7        $ 470.6        $ 128.5        $  61.3
                                          ---------------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                              .91%(6)         .91%           .90%           .91%           .94%            --
                                          ---------------------------------------------------------------------------------------
    Ratio of Net Expenses to Average
     Net Assets                                 .91%(6)         .91%           .90%(7)        .91%(7)        .94%(7)        .92%(7)
                                          ---------------------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         .66%(6)         .83%           .70%           .64%           .84%           .81%
                                          ---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Regency Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                              Six Months
                                                Ended          Period from
                                             February 29,    June 10, 1999(2)
                                                 2000         to August 31,
                                             (UNAUDITED)           1999
                                             --------------------------------
Net Asset Value, Beginning of Period            $ 9.76            $10.00
                                             --------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                  (.01)              .01
    Net Gains or Losses on Securities
     (both realized and unrealized)               1.21              (.25)
                                             --------------------------------
      Total From Investment Operations            1.20              (.24)
                                             --------------------------------
Less Distributions
    Dividends (from net investment
     income)                                      (.01)               --
                                             --------------------------------
Net Asset Value, End of Period                  $10.95            $ 9.76
                                             --------------------------------
Total Return(3)(4)                              +12.30%            -2.40%
                                             --------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                  $ 26.6            $  0.4
                                             --------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)(6)                             1.52%             1.51%
                                             --------------------------------
    Ratio of Net Expenses to Average Net
     Assets(6)(7)                                 1.50%             1.50%
                                             --------------------------------
    Ratio of Net Investment Income to
     Average Net Assets(6)                         .08%              .57%
                                             --------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Trust(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                              Six Months
                                                Ended                                    Period from
                                             February 29,                              March 3, 1997(2)
                                                 2000        Year Ended August 31,      to August 31,
                                             (UNAUDITED)       1999         1998             1997
                                             ----------------------------------------------------------
Net Asset Value, Beginning of Period            $14.41        $10.64       $11.43           $10.00
                                             ----------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                  (.02)           --          .03               --
    Net Gains or Losses on Securities
     (both realized and unrealized)              (1.38)         3.90         (.71)            1.43
                                             ----------------------------------------------------------
      Total From Investment Operations           (1.40)         3.90         (.68)            1.43
                                             ----------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                        --          (.03)        (.01)              --
    Distributions (from net capital
     gains)                                       (.26)         (.10)        (.10)              --
                                             ----------------------------------------------------------
      Total Distributions                         (.26)         (.13)        (.11)              --
                                             ----------------------------------------------------------
Net Asset Value, End of Period                  $12.75        $14.41       $10.64           $11.43
                                             ----------------------------------------------------------
Total Return(3)                                  -9.83%(4)    +36.76%       -6.05%          +14.30%(4)
                                             ----------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                  $ 24.3        $ 25.3       $ 13.4           $  7.7
                                             ----------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                1.37%(6)      1.20%        1.20%            1.58%(6)
                                             ----------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                    1.37%(6)      1.20%        1.20%            1.58%(6)
                                             ----------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets                 (.25%)(6)      .01%         .33%             .06%(6)
                                             ----------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------
          Equity Trust
1) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                     Period from
                                                 December 6, 1999 to
                                                    February 29,
CENTURY                                                 2000
--------------------------------------------------------------------
Net Expenses                                                 17.10%
                                                 -------------------

                                                           Year Ended August 31,
FOCUS                                            1999     1998     1997     1996     1995
------------------------------------------------------------------------------------------
Net Expenses                                      .98%     .97%    1.06%    1.27%    2.50%
                                                 -----------------------------------------

                                                  Year Ended
                                                  August 31,
GUARDIAN                                         1996    1995
-------------------------------------------------------------
Net Expenses                                     .92%    .96%
                                                 ------------

                                                  Six Months                     Period from
                                                    Ended        Year Ended    June 29, 1998 to
                                                 February 29,    August 31,       August 31,
INTERNATIONAL                                        2000           1999             1998
-----------------------------------------------------------------------------------------------
Net Expenses                                           4.94%       5.98%                 6.02%
                                                 ----------------------------------------------

                                                    Six Months
                                                      Ended
                                                   February 29,                Year Ended August 31,
MANHATTAN                                              2000          1999     1998     1997     1996     1995
--------------------------------------------------------------------------------------------------------------
Net Expenses                                               1.12%     1.18%    1.15%    1.23%    1.25%    1.46%
                                                 -------------------------------------------------------------

                                                  Six Months         Period from
                                                    Ended        November 4, 1998 to
                                                 February 29,        August 31,
MILLENNIUM                                           2000               1999
------------------------------------------------------------------------------------
Net Expenses                                           3.19%                13.39%
                                                 -----------------------------------

                                                     Year Ended August 31,
PARTNERS                                         1998    1997    1996     1995
-------------------------------------------------------------------------------
Net Expenses                                     .91%    .94%    1.06%    1.24%
                                                 ------------------------------

                                                  Six Months       Period from
                                                    Ended        June 10, 1999 to
                                                 February 29,       August 31,
REGENCY                                              2000              1999
---------------------------------------------------------------------------------
Net Expenses                                           1.75%             129.45%
                                                 --------------------------------

                                                  Six Months                         Period from
                                                    Ended          Year Ended      March 3, 1997 to
                                                 February 29,      August 31,         August 31,
SOCIALLY RESPONSIVE                                  2000        1999     1998           1997
---------------------------------------------------------------------------------------------------
Net Expenses                                           2.08%     1.72%    2.05%              3.33%
                                                 --------------------------------------------------

   After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements and/or the waiver of a portion of the management fee by the investment manager of Neuberger Berman Genesis Portfolio. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                      Year Ended August 31,
GENESIS                                          1998     1997     1996     1995
---------------------------------------------------------------------------------
Net Expenses                                     1.19%    1.35%    1.65%    1.78%
                                                 --------------------------------

8) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Trust.

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Century Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Electric                                3.0%
 2.  Microsoft Corp.                                 2.9%
 3.  Cisco Systems                                   2.9%
 4.  Oracle Corp.                                    2.8%
 5.  Amgen, Inc.                                     2.4%
 6.  Nortel Networks                                 2.1%
 7.  Nokia Corp. ADR                                 2.1%
 8.  Sun Microsystems                                2.1%
 9.  Qwest Communications International              2.0%
10.  Wal-Mart Stores                                 1.9%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (94.2%)
CAPITAL GOODS (4.2%)
          7,100        General Electric                     $   938
          7,700        Honeywell International                  371
                                                            -------
                                                              1,309
                                                            -------
COMMUNICATIONS (16.7%)
          9,500        Cabletron Systems                        466
          6,800        Cisco Systems                            899
          2,500        Comverse Technology                      492
          1,600        JDS Uniphase                             422
          3,000        Motorola, Inc.                           511
          2,100        Nextel Communications                    287
          3,300        Nokia Corp. ADR                          654
          4,312        NTL Inc.                                 395
          3,100        QUALCOMM Inc.                            442
         13,200        Qwest Communications
                        International                           612
                                                            -------
                                                              5,180
                                                            -------
CONSUMER CYCLICALS (3.8%)
          7,400        AMFM Inc.                                454
          3,700        EchoStar Communications                  422
          4,400        Harley-Davidson                          300
                                                            -------
                                                              1,176
                                                            -------
                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
CONSUMER STAPLES (6.9%)
          8,900        AT&T Corp.-Liberty Media Group
                        Class A                             $   465
         11,700        Comcast Corp. Class A Special            497
          8,800        Kimberly-Clark                           455
          1,200        SONY CORP. ADR                           376
          4,100        Time Warner                              351
                                                            -------
                                                              2,144
                                                            -------
ELECTRICAL EQUIPMENT (8.9%)
          3,700        Agilent Technologies                     384
          3,300        Analog Devices                           518
          2,700        Applied Materials                        494
          1,600        Broadcom Corp.                           316
          4,800        Conexant Systems                         471
          3,400        Texas Instruments                        566
                                                            -------
                                                              2,749
                                                            -------
ENERGY (3.2%)
          7,500        Enron Corp.                              517
          6,400        Schlumberger Ltd.                        473
                                                            -------
                                                                990
                                                            -------
FINANCIAL SERVICES (4.2%)
          6,200        Capital One Financial                    228
          9,700        Citigroup Inc.                           501
          5,500        Merrill Lynch                            564
                                                            -------
                                                              1,293
                                                            -------
FOOD & TOBACCO (1.6%)
          7,700        Anheuser-Busch                           494
                                                            -------
HARDWARE (7.7%)
          4,800        EMC Corp.                                571
          6,300        Flextronics International                383
          2,800        Hewlett-Packard                          377
          3,400        Sanmina Corp.                            398
          6,800        Sun Microsystems                         648
                                                            -------
                                                              2,377
                                                            -------
HEALTH CARE (7.2%)
         10,800        Amgen, Inc.                              737
          3,300        Biogen, Inc.                             356
          2,500        Genentech, Inc.                          482

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Century Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
          1,100        MedImmune, Inc.                      $   218
          5,100        Warner-Lambert                           437
                                                            -------
                                                              2,230
                                                            -------
INTERNET (8.7%)
          7,500        America Online                           443
          3,700        DoubleClick Inc.                         329
          4,100        eSPEED, Inc.                             254
            300        FreeMarkets, Inc.                         52
         11,300        Intuit Inc.                              593
          2,900        Safeguard Scientifics                    507
          3,150        Yahoo! Inc.                              503
                                                            -------
                                                              2,681
                                                            -------
RETAIL (4.8%)
          7,800        Home Depot                               451
          6,800        Tiffany & Co.                            436
         12,200        Wal-Mart Stores                          594
                                                            -------
                                                              1,481
                                                            -------
SOFTWARE (10.1%)
          4,600        Citrix Systems                           485
         10,200        Microsoft Corp.                          911
         11,500        Oracle Corp.                             854
         10,600        Peregrine Systems                        579
          4,300        Rational Software                        306
                                                            -------
                                                              3,135
                                                            -------
TELECOMMUNICATIONS (6.2%)
          9,900        MCI WorldCom                             442
          4,300        Metromedia Fiber Network                 309
          9,000        Nextel Partners                          288
          5,900        Nortel Networks                          658
          1,750        VoiceStream Wireless                     233
                                                            -------
                                                              1,930
                                                            -------
                       TOTAL COMMON STOCKS (COST
                        $25,788)                             29,169
                                                            -------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (5.2%)
     $1,600,000        Federal Home Loan Bank,
                        Discount Notes, 5.72%,
                        due 3/1/00
                        (COST $1,600)                       $ 1,600(2)
                                                            -------
REPURCHASE AGREEMENTS (3.6%)
      1,101,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $1,101,175, Collateralized by
                        $1,130,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $1,135,718)
                        (COST $1,101)                         1,101(2)
                                                            -------
SHORT-TERM INVESTMENTS (8.0%)
      2,493,268        N&B Securities Lending Quality
                        Fund, LLC (COST
                        $2,493)                               2,493(2)
                                                            -------
                       TOTAL INVESTMENTS (111.0%)
                        (COST $30,982)                       34,363(3)
                       Liabilities, less cash,
                        receivables and other assets
                        [(11.0%)]                            (3,396)
                                                            -------
                       TOTAL NET ASSETS (100.0%)            $30,967
                                                            -------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                  9.5%
 2.  Morgan Stanley Dean Witter                      6.9%
 3.  Sterling Commerce                               6.8%
 4.  Rational Software                               6.4%
 5.  Chase Manhattan                                 6.2%
 6.  Capital One Financial                           5.9%
 7.  Countrywide Credit Industries                   5.0%
 8.  Providian Financial                             4.9%
 9.  Compuware Corp.                                 4.8%
10.  Wellpoint Health Networks                       3.9%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (99.0%)
AUTOMOTIVE (3.8%)
         855,000       General Motors                     $   65,034
                                                          ----------
FINANCIAL SERVICES (46.5%)
       2,767,500       Capital One Financial                 101,879
       1,355,000       Chase Manhattan                       107,892
       3,183,375       Citigroup Inc.                        164,541
       3,490,800       Countrywide Credit Industries          87,052
       1,948,600       FleetBoston Financial                  53,099
         640,000       Hartford Financial Services
                        Group                                 20,000
       1,706,000       Morgan Stanley Dean Witter            120,167
         950,000       Nationwide Financial Services          21,909
       1,310,000       Providian Financial                    84,904
       1,377,400       Travelers Property Casualty            43,560
                                                          ----------
                                                             805,003
                                                          ----------
                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
HEALTH CARE (5.1%)
       2,398,800       Foundation Health Systems          $   19,940
       1,008,500       Wellpoint Health Networks              68,074
                                                          ----------
                                                              88,014
                                                          ----------
RETAIL (6.4%)
       2,593,000       Furniture Brands International         41,650(4)
       2,219,500       Jones Apparel Group                    50,216
          90,000       Neiman Marcus Group Class B             1,890
         633,000       Staples, Inc.                          17,091
                                                          ----------
                                                             110,847
                                                          ----------
TECHNOLOGY (37.2%)
         375,000       American Management Systems            11,930
         150,000       ANTEC Corp.                             7,941
       1,028,000       Atmel Corp.                            50,886
         675,000       Compaq Computer                        16,791
       3,715,000       Compuware Corp.                        82,194
       1,662,000       Gartner Group Class A                  23,787
         420,000       International Rectifier                17,588
         485,000       Lattice Semiconductor                  34,071
         837,500       Microchip Technology                   52,291
         718,000       Oracle Corp.                           53,312
         505,000       Photronics, Inc.                       21,494
       1,560,000       Rational Software                     110,955
       2,675,000       Sterling Commerce                     117,198
         346,700       Sterling Software                      12,438
         170,000       Synopsys, Inc.                          6,789
       1,050,000       Tech Data                              22,772
                                                          ----------
                                                             642,437
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $1,081,905)                        1,711,335
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (0.8%)
     $$13,747,000      State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $13,749,180, Collateralized
                        by $14,090,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $14,161,295) (COST $13,747)       $   13,747(2)
                                                          ----------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (0.4%)
     $ 6,891,378       N&B Securities Lending Quality
                        Fund, LLC  (COST $6,891)          $    6,891(2)
                                                          ----------
                       TOTAL INVESTMENTS (100.2%)
                        (COST $1,102,543)                  1,731,973(3)
                       Liabilities, less cash,
                        receivables and other assets
                        [(0.2%)]                              (2,682)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,729,291
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Dallas Semiconductor                            3.1%
 2.  Zebra Technologies                              2.7%
 3.  AptarGroup Inc.                                 2.6%
 4.  National-Oilwell                                2.2%
 5.  AAR Corp.                                       2.1%
 6.  Fair, Isaac & Co.                               2.0%
 7.  Newport News Shipbuilding                       2.0%
 8.  Methode Electronics Class A                     1.9%
 9.  Alliant Techsystems                             1.9%
10.  Black Box                                       1.9%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (94.6%)
AEROSPACE (4.1%)
       1,364,950       AAR Corp.                          $   32,418(4)
         787,200       Aviall Inc.                             6,445
         504,400       Cordant Technologies                   16,330
         248,750       Ducommun Inc.                           2,317
         329,700       Moog, Inc. Class A                      5,893
                                                          ----------
                                                              63,403
                                                          ----------
AUTOMOTIVE (0.9%)
         628,500       Donaldson Co.                          14,298
                                                          ----------
BANKING & FINANCIAL (5.6%)
         135,200       Bank United                             3,541
         498,100       Community First Bankshares              6,973
         667,600       Cullen/Frost Bankers                   14,353
         331,400       Highland Bancorp                        5,468(4)
         169,950       Hudson United Bancorp                   3,431
         303,000       OceanFirst Financial                    4,829
       1,118,300       Peoples Heritage Financial
                        Group                                 11,882


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         769,675       Sterling Bancshares                $    7,312
         300,350       Texas Regional Bancshares               7,340
       1,017,300       Webster Financial                      21,491
                                                          ----------
                                                              86,620
                                                          ----------
BUILDING, CONSTRUCTION & FURNISHING (1.1%)
         254,800       Lincoln Electric Holdings               4,968
         273,600       Simpson Manufacturing                  11,594
                                                          ----------
                                                              16,562
                                                          ----------
BUSINESS SERVICES (0.3%)
         789,400       SOS Staffing Services                   3,947(4)
                                                          ----------
CONSUMER CYCLICALS (0.3%)
         176,300       Valassis Communications                 4,881
                                                          ----------
CONSUMER PRODUCTS & SERVICES (4.8%)
         811,000       Alberto-Culver Class A                 16,017
         381,638       Block Drug                             12,546
       1,066,000       Church & Dwight                        18,189
         390,300       Matthews International                  9,440
       1,036,800       Ruddick Corp.                          13,932
         462,000       The First Years                         3,754
                                                          ----------
                                                              73,878
                                                          ----------
DEFENSE (4.9%)
         545,200       Alliant Techsystems                    29,509(4)
       1,102,100       Newport News Shipbuilding              31,203
         723,700       Primex Technologies                    15,198(4)
                                                          ----------
                                                              75,910
                                                          ----------
DIAGNOSTIC EQUIPMENT (0.4%)
         463,500       ADAC Laboratories                       5,765
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
ELECTRONICS (4.6%)
         467,600       Benchmark Electronics              $   14,788
       1,187,400       Dallas Semiconductor                   47,941
         180,000       SCI Systems                             7,245
                                                          ----------
                                                              69,974
                                                          ----------
ENERGY (1.9%)
         677,300       Cabot Oil & Gas                        10,710
         150,000       Cross Timbers Oil                       1,293
         808,290       Swift Energy                            9,548
         894,500       Unit Corp.                              7,771
                                                          ----------
                                                              29,322
                                                          ----------
FINANCIAL TECHNOLOGY (2.8%)
         640,100       Fair, Isaac & Co.                      31,245
         293,100       Investment Technology Group            11,358
                                                          ----------
                                                              42,603
                                                          ----------
HEALTH CARE (9.5%)
         413,000       Acuson Corp.                            5,524
         132,500       Datascope Corp.                         5,284
         669,300       DENTSPLY International                 17,151
       1,126,500       Haemonetics Corp.                      26,825
         925,600       Mentor Corp.                           25,685
         421,950       Patterson Dental                       15,203
         473,700       STAAR Surgical                          5,684
         835,000       Trigon Healthcare                      26,668
         458,600       Universal Health Services
                        Class B                               17,828
                                                          ----------
                                                             145,852
                                                          ----------
INDUSTRIAL & COMMERCIAL PRODUCTS (6.7%)
         557,800       Brady Corp.                            15,130
         325,300       Dionex Corp.                           10,267
         543,900       Hussmann International                  7,853
         643,500       IDEX Corp.                             15,927
       1,065,200       Kaydon Corp.                           24,500
         268,900       Roper Industries                        7,327


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

       1,826,400       Wallace Computer Services          $   19,063
         203,750       Woodhead Industries                     3,311
                                                          ----------
                                                             103,378
                                                          ----------
INSURANCE (4.6%)
         753,200       Annuity and Life Re                    17,041
          96,500       Brown & Brown                           3,185
         657,800       FBL Financial Group                    10,607
       1,446,700       Mutual Risk Management                 19,892
         891,500       Scottish Annuity & Life
                        Holdings                               7,076(4)
         848,700       W. R. Berkley                          13,632
                                                          ----------
                                                              71,433
                                                          ----------
LODGING (0.3%)
         499,500       Prime Hospitality                       4,246
                                                          ----------
MACHINERY & EQUIPMENT (0.8%)
         643,620       Gardner Denver Machinery               12,229
                                                          ----------
OFFICE EQUIPMENT (1.8%)
       1,019,500       United Stationers                      27,399
                                                          ----------
OIL SERVICES (11.1%)
         318,700       Cal Dive International                 11,473
         681,600       Friede Goldman Halter                   3,578
         983,800       Global Industries                      10,084
         992,100       IRI International                       4,837
         556,500       Nabors Industries                      19,964
       1,369,412       National-Oilwell                       33,208
         798,400       Oceaneering International              15,170
         781,600       Offshore Logistics                      7,767
         767,300       Pride International                    11,366
         460,400       Smith International                    28,861
         631,000       Tuboscope Inc.                         10,530
         451,200       UTI Energy                             14,467
                                                          ----------
                                                             171,305
                                                          ----------
PACKING & CONTAINERS (2.6%)
       1,646,600       AptarGroup Inc.                        39,415
                                                          ----------

                                                   February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
PUBLISHING & BROADCASTING (1.3%)
         302,300       Houghton Mifflin                   $   12,035
         272,900       Meredith Corp.                          7,812
                                                          ----------
                                                              19,847
                                                          ----------
RESTAURANTS (1.1%)
         785,050       Brinker International                  17,075
                                                          ----------
RETAILING (3.8%)
         679,624       99 Cents Only Stores                   17,033
         353,300       Ann Taylor Stores                       6,735
         660,000       Claire's Stores                        11,509
         125,000       Payless ShoeSource                      4,937
         451,800       ShopKo Stores                           7,511
         282,800       Whole Foods Market                     10,738
                                                          ----------
                                                              58,463
                                                          ----------
TECHNOLOGY (15.9%)
         798,700       Analysts International                 10,583
         391,800       Black Box                              29,312
         488,600       CACI International                     13,895
         892,700       CIBER, Inc.                            20,755
         474,200       Davox Corp.                            18,138
         295,100       Jack Henry & Associates                20,620
         173,500       Keane, Inc.                             4,164
         106,200       Kronos Inc.                             6,744
         350,000       Mastech Corp.                          11,594
         141,000       META Group                              4,371
         513,900       Methode Electronics Class A            29,870
          71,000       SBS Technologies                        3,865
         410,100       Transaction Systems Architects         18,506
         185,300       Wind River Systems                     10,759
         623,300       Zebra Technologies                     41,488
                                                          ----------
                                                             244,664
                                                          ----------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
TRANSPORTATION (0.5%)
         228,400       Circle International Group         $    5,581
         213,600       Maritrans Inc.                          1,402
                                                          ----------
                                                               6,983
                                                          ----------
UTILITIES, ELECTRIC & GAS (2.9%)
          93,600       Atmos Energy                            1,603
         125,700       CH Energy Group                         3,590
         648,600       Montana Power                          25,539
          78,000       National Fuel Gas                       3,193
         252,900       NUI Corp.                               6,006
         140,100       Otter Tail Power                        5,184
                                                          ----------
                                                              45,115
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $1,269,841)                        1,454,567
                                                          ----------
       Principal
          Amount
     -----------
REPURCHASE AGREEMENTS (2.2%)
     $34,309,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $34,314,442, Collateralized
                        by $35,165,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $35,342,935)
                        (COST $34,309)                        34,309(2)
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (6.0%)
     $20,000,000       Merrill Lynch & Co., Inc.,
                        5.73%, due 3/3/00                 $   19,994
      25,000,000       Wal-Mart Stores Inc., 5.75%,
                        due 3/7/00                            24,976
      47,518,102       N&B Securities Lending Quality
                        Fund, LLC                             47,518
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $92,488)                        92,488(2)
                                                          ----------
                       TOTAL INVESTMENTS (102.8%)
                        (COST $1,396,638)                  1,581,364(3)
                       Liabilities, less cash,
                        receivables and other assets
                        [(2.8%)]                             (43,559)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,537,805
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Wellpoint Health Networks                       4.1%
 2.  News Corp. ADR                                  3.9%
 3.  American Home Products                          2.9%
 4.  Chase Manhattan                                 2.8%
 5.  Bell Atlantic                                   2.7%
 6.  Exxon Mobil                                     2.7%
 7.  Wells Fargo                                     2.3%
 8.  MCI WorldCom                                    2.3%
 9.  Seagate Technology                              2.3%
10.  Cendant Corp.                                   2.2%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (94.7%)
BANKING & FINANCIAL (5.1%)
       1,301,500       Chase Manhattan                    $  103,632
       2,571,400       Wells Fargo                            85,017
                                                          ----------
                                                             188,649
                                                          ----------
BASIC MATERIALS (7.5%)
       2,996,000       Cabot Corp.                            66,286
         795,500       Champion International                 41,167
         256,000       Dow Chemical                           27,776
       1,165,400       duPont                                 58,853
       1,363,200       International Paper                    50,183
       2,269,500       Millennium Chemicals                   31,773
                                                          ----------
                                                             276,038
                                                          ----------
CAPITAL GOODS (5.9%)
         260,000       Deere & Co.                             9,295
         435,300       Emerson Electric                       19,833
         595,600       General Dynamics                       25,760
         409,100       Illinois Tool Works                    21,145
       4,005,800       Republic Services                      43,563
       1,738,200       SCI Systems                            69,963
         145,400       Solectron Corp.                         9,524
         356,100       United Technologies                    18,139
                                                          ----------
                                                             217,222
                                                          ----------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMUNICATION SERVICES (8.4%)
       1,618,100       AT&T Corp.                         $   79,995
       2,006,700       Bell Atlantic                          98,203
       1,903,500       MCI WorldCom                           84,944
       1,146,000       SBC Communications                     43,548
                                                          ----------
                                                             306,690
                                                          ----------
CONSUMER CYCLICALS (9.5%)
         914,300       Carnival Corp.                         26,343
       4,636,300       Cendant Corp.                          82,584
       1,643,100       Federated Department Stores            60,281
         462,300       General Motors                         35,164
       2,077,600       Lear Corp.                             43,889
       1,533,300       Lowe's Cos.                            73,024
         716,300       Safeway Inc.                           27,622
                                                          ----------
                                                             348,907
                                                          ----------
CONSUMER GOODS & SERVICES (0.8%)
         938,200       PepsiCo, Inc.                          30,257
                                                          ----------
CONSUMER STAPLES (6.1%)
         891,100       AMFM Inc.                              54,691
         406,200       Coca-Cola Enterprises                   9,495
       1,168,900       Kimberly-Clark                         60,418
       1,084,200       McDonald's Corp.                       34,220
       1,122,300       Nabisco Holdings                       32,827
       1,620,000       Philip Morris                          32,501
                                                          ----------
                                                             224,152
                                                          ----------
DIVERSIFIED (0.3%)
         252,000       Tyco International                      9,560
                                                          ----------
DRUGS (0.3%)
         310,300       Schering-Plough                        10,822
                                                          ----------
ENERGY (13.3%)
       1,150,600       Amerada Hess                           58,177
         873,300       Chevron Corp.                          65,225
         866,600       Diamond Offshore Drilling              27,514
       1,292,246       Exxon Mobil                            97,322
       1,618,900       Halliburton Co.                        61,822
         718,000       Royal Dutch Petroleum - NY
                        Shares                                37,695

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         533,500       Schlumberger Ltd.                  $   39,412
         500,000       Texaco Inc.                            23,719
       1,099,113       Transocean Sedco Forex                 43,346
       3,822,500       Union Pacific Resources Group          34,164
                                                          ----------
                                                             488,396
                                                          ----------
FINANCIAL SERVICES (9.9%)
         379,500       Aon Corp.                               7,946
       3,265,800       Associates First Capital               64,908
       1,501,000       Capital One Financial                  55,255
       1,544,300       Citigroup Inc.                         79,821
       1,089,807       FleetBoston Financial                  29,697
         955,500       Hartford Financial Services
                        Group                                 29,859
         525,200       Morgan Stanley Dean Witter             36,994
         260,500       Progressive Corp.                      15,500
       1,325,000       SLM Holding                            41,489
                                                          ----------
                                                             361,469
                                                          ----------
HEALTH CARE (9.3%)
       2,449,100       American Home Products                106,536
         417,600       Bristol-Myers Squibb                   23,725
         220,400       Eli Lilly                              13,100
         555,500       Warner-Lambert                         47,530(5)
       2,226,996       Wellpoint Health Networks             150,322(5)
                                                          ----------
                                                             341,213
                                                          ----------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
MEDIA & ENTERTAINMENT (0.3%)
         331,100       Walt Disney                        $   11,092
                                                          ----------
PACKING & CONTAINERS (0.4%)
         316,300       Coastal Corp.                          13,305
                                                          ----------
TECHNOLOGY (14.9%)
         625,500       Apple Computer                         71,698
         460,600       BMC Software                           21,188
         364,500       Compaq Computer                         9,067
         821,600       Computer Associates                    52,839
         983,000       Gateway Inc.                           67,581
         544,900       Hewlett-Packard                        73,289
         424,100       IBM                                    43,258
         446,100       Micron Technology                      43,746
         601,600       Novell, Inc.                           19,890
         862,800       Rational Software                      61,367
       1,677,800       Seagate Technology                     83,680
           5,000       VIA NET.WORKS                             330
                                                          ----------
                                                             547,933
                                                          ----------
TRANSPORTATION (2.7%)
         681,600       AMR Corp.                              36,039
       1,617,000       Burlington Northern Santa Fe           31,835
         993,200       Continental Airlines Class B           31,410
                                                          ----------
                                                              99,284
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $3,409,757)                        3,474,989
                                                          ----------
PREFERRED STOCKS (3.9%)
       2,874,200       News Corp. ADR  (COST $79,659)        144,608
                                                          ----------

                                                   February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (1.6%)
     $50,000,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $50,007,931, Collateralized
                        by $51,245,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $51,504,300)                      $   50,000
       8,708,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $8,709,381, Collateralized by
                        $8,925,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $8,970,161)          8,708
                                                          ----------
                       TOTAL REPURCHASE AGREEMENTS
                        (COST $58,708)                        58,708(2)
                                                          ----------


                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (2.3%)
     $25,000,000       Pfizer Inc., 5.82%,
                        due 3/2/00                        $   24,996
      58,319,639       N&B Securities Lending Quality
                        Fund, LLC                             58,320
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $83,316)                        83,316(2)
                                                          ----------
                       TOTAL INVESTMENTS (102.5%)
                        (COST $3,631,440)                  3,761,621(3)
                       Liabilities, less cash,
                        receivables and other assets
                        [(2.5%)]                             (90,472)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $3,671,149
                                                          ----------


SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Portfolio

                                                 TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------------------------------------------------------------------
     HOLDING                                   COUNTRY          INDUSTRY                          PERCENTAGE
 1.  Softbank Corp.                            Japan            Technology                                      6.1%
 2.  Datacraft Asia                            Singapore        Telecommunications                              3.3%
 3.  Vodafone AirTouch                         United Kingdom   Telecommunications                              2.8%
 4.  NTT Mobile Communication Network          Japan            Telecommunications                              2.2%
 5.  Thomson Multimedia ADR                    France           Electronics                                     2.2%
 6.  WPP Group                                 United Kingdom   Advertising                                     2.2%
 7.  Sage Group                                United Kingdom   Information Technology                          2.2%
 8.  Nokia Corp. ADR                           Finland          Telecommunications                              1.9%
 9.  Takeda Chemical Industries                Japan            Pharmaceutical                                  1.8%
10.  Yahoo Japan                               Japan            Technology                                      1.8%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (90.4%)
AUSTRALIA (0.8%)
         356,200       Solution 6 Holdings                 $  1,794
                                                           --------
BELGIUM (1.0%)
          16,260       Telinfo NV                             2,368
                                                           --------
BERMUDA (0.7%)
          13,200       Flag Telecom Holdings                    378
          27,837       Global Crossing                        1,298
                                                           --------
                                                              1,676
                                                           --------
CANADA (2.0%)
          43,000       BioChem Pharma                         1,137
          82,800       CGI Group                              1,421
          19,430       Nortel Networks                        2,166
                                                           --------
                                                              4,724
                                                           --------
CHINA (0.5%)
       4,627,000       China Shipping Development               577
       1,203,000       Cosco Pacific                            688
                                                           --------
                                                              1,265
                                                           --------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
DENMARK (1.8%)
          27,800       Navision Software                   $  2,880
           4,500       Vestas Wind Systems                    1,268
                                                           --------
                                                              4,148
                                                           --------
FINLAND (6.9%)
           3,000       Comtel Oyj                               365
          40,000       F-Secure                               2,623
          22,600       Nokia Corp. ADR                        4,482
          89,500       Perlos Oyj                             3,961
          19,800       Pohjola Group Insurance, B
                        Shares                                1,115
          50,000       Tietoenator Oyj                        3,447
                                                           --------
                                                             15,993
                                                           --------
FRANCE (7.2%)
          19,760       BNP                                    1,562
          30,000       Dassault Systemes ADR                  3,249
          15,450       France Telecom ADR                     2,542
          37,500       Sanofi-Synthelabo                      1,446
          38,870       Thomson Multimedia ADR                 5,209
          22,909       Vivendi                                2,695
                                                           --------
                                                             16,703
                                                           --------

                                                   February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
GERMANY (1.1%)
          14,000       Siemens AG                          $  2,489
                                                           --------
HONG KONG (1.8%)
         824,000       Computer & Technologies
                        Holdings                              2,440
         200,000       Johnson Electric Holdings              1,291
          98,000       VTech Holdings                           397
                                                           --------
                                                              4,128
                                                           --------
IRELAND (0.3%)
          44,200       CRH PLC                                  761
                                                           --------
ITALY (2.0%)
         172,000       Autogrill SpA                          1,768
          50,000       ENI SpA                                  233
          93,023       Telecom Italia                           736
         149,600       TIM SpA                                2,041
                                                           --------
                                                              4,778
                                                           --------
JAPAN (30.0%)
           8,200       Advantest Corp.                        1,486
         120,000       Bank of Tokyo-Mitsubishi               1,469
           7,400       Benesse Corp.                          1,482
         101,000       Chugai Pharmaceutical                  1,544
         114,000       Daiwa Securities Group                 1,810
              36       Digicube Co.                           1,425
           7,000       Drake Beam Morin-Japan                 2,612
           6,000       Fancl Corp.                            1,414
           1,100       Hikari Tsushin                         2,092
           2,300       Internet Initiative Japan ADR            244
           9,240       Kyocera Corp. ADR                      1,700
           8,000       Matsushita Communication
                        Industrial                            1,354
          77,000       Minebea Co.                              886
          89,000       Mitsubishi Trust & Banking               607


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         151,000       Mitsui Fudosan                      $  1,212
         104,000       Nikko Securities                       1,341
          72,000       Nomura Securities                      2,031
              63       NTT Data                               1,141
             165       NTT Corp.                              2,282
             130       NTT Mobile Communication
                        Network                               5,241
          25,000       Pasona Softbank                        1,922
          18,000       Seven-Eleven Japan                     1,812
           9,700       Softbank Corp.                        14,124
          12,800       Sony Corp.                             3,786
          77,000       SRL, Inc.                              1,248
         108,000       Sumitomo Bakelite                      1,229
         333,000       Sumitomo Realty & Development          1,009
          75,000       Takeda Chemical Industries             4,232
          31,900       THK Co.                                1,408
               3       Yahoo Japan                            4,095
          36,000       Yamanouchi Pharmaceutical              1,720
                                                           --------
                                                             69,958
                                                           --------
MALAYSIA (0.7%)
         215,820       Malaysia WEBS Index Series             1,578
                                                           --------
MEXICO (0.2%)
         122,500       Cemex SA, B Shares                       530
                                                           --------
NETHERLANDS (4.0%)
          10,000       Aegon NV-New York                        696
          28,748       Getronics NV                           2,412
          12,620       Philips Electronics                    2,340
          50,000       Versatel Telecom International         3,033
          14,000       VNU NV                                   967
                                                           --------
                                                              9,448
                                                           --------
RUSSIA (0.2%)
          19,200       Global TeleSystems Group                 480
                                                           --------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
SINGAPORE (5.8%)
          10,000       Chartered Semiconductor
                        Manufacturing ADR                  $    883
         924,000       Datacraft Asia                         7,808
         169,000       Natsteel Electronics                   1,020
         251,240       Overseas Union Bank                    1,115
          11,300       St Assembly Test Services ADR            542
         158,400       United Overseas Bank                   1,002
          78,000       Venture Manufacturing                  1,172
                                                           --------
                                                             13,542
                                                           --------
SOUTH KOREA (1.2%)
          65,000       Korea Data System                        931
          92,080       Medison Co.                            1,205
          66,000       Samsung Corp.                            717
                                                           --------
                                                              2,853
                                                           --------
SPAIN (2.5%)
          30,800       Banco Popular Espanol                    858
          15,000       Jazztel PLC ADR                        1,766
          36,462       Telefonica SA ADR                      3,161
                                                           --------
                                                              5,785
                                                           --------
SWEDEN (3.1%)
          60,000       A-Com                                  1,508
          40,000       Allgon AB, B Shares                    1,102
         106,900       Assa Abloy                             2,015
          63,600       Skandia Forsakrings                    2,609
                                                           --------
                                                              7,234
                                                           --------
SWITZERLAND (2.7%)
          29,000       Carrier 1 International ADR              941
             387       Disetronic Holding                     2,025
             300       Kudelski SA                            3,226
                                                           --------
                                                              6,192
                                                           --------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
UNITED KINGDOM (13.9%)
          40,900       Barclays PLC                        $    971
         182,356       BP Amoco                               1,408
         130,200       British Telecom                        2,271
          42,000       COLT Telecom Group                     2,412
          33,600       Energis PLC                            1,703
          30,500       Glaxo Wellcome                           731
         240,000       Hays PLC                               1,593
         400,000       Sage Group                             5,046
         120,000       SEMA Group                             2,571
          50,000       Serco Group                            1,823
           1,600       VIA NET.WORKS                            106
       1,173,319       Vodafone AirTouch                      6,566
         266,000       WPP Group                              5,129
                                                           --------
                                                             32,330
                                                           --------
                       TOTAL COMMON STOCKS (COST
                        $100,562)                           210,757
                                                           --------
PREFERRED STOCKS (1.7%)
          27,170       ProSieben Media, Germany
                         (COST $2,024)                        3,889
                                                           --------

      Principal
       Amount
---------------------
U.S. GOVERNMENT AGENCY SECURITIES (0.1%)
     $   250,000       Freddie Mac,
                        Discount Notes, 5.69%,
                        due 3/29/00 (COST $249)                249(2)
                                                          --------

                                                   February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (1.4%)
     $ 3,337,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $3,337,529, Collateralized by
                        $3,420,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $3,437,305)
                         (COST $3,337)                     $  3,337(2)
                                                           --------
SHORT-TERM INVESTMENTS (11.4%)
       4,000,000       Pfizer Inc., 5.70%,
                        due 3/2/00                            3,999
       3,000,000       National Australia Funding
                        Delaware Inc., 5.74%,
                        due 3/3/00                            2,999


                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------

     $ 5,000,000       Ford Motor Credit Co., 5.75%,
                        due 3/6/00                         $  4,996
       3,000,000       American Express Credit Corp.,
                        5.74%, due 3/8/00                     2,997
      11,604,464       N&B Securities Lending Quality
                        Fund, LLC                            11,604
                                                           --------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $26,595)                       26,595(2)
                                                           --------
                       TOTAL INVESTMENTS (105.0%)
                        (COST $132,767)                     244,827
                       Liabilities, less cash,
                        receivables and other assets
                        [(5.0%)]                            (11,579)
                                                           --------
                       TOTAL NET ASSETS (100.0%)           $233,248
                                                           --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY
Neuberger Berman
--------------------------------------------------------------------------------
          International Portfolio

                                                        Market
                                                       Value(1)        Percentage
Industry                                            (000's omitted)   of Net Assets
--------                                            ---------------  ---------------
Telecommunications                                     $ 49,099           21.0%
Technology                                               35,317           15.1%
Electronics                                              26,130           11.2%
Information Technology                                   22,086            9.5%
Other Assets-Net                                         18,602            8.0%
Pharmaceutical                                           12,058            5.2%
Banking & Financial                                       8,926            3.8%
Manufacturing                                             7,826            3.4%
Advertising                                               6,638            2.8%
Diversified                                               6,584            2.8%
Publishing & Broadcasting                                 4,856            2.1%
Machinery & Equipment                                     4,691            2.0%
Insurance                                                 4,420            1.9%
Financial Services                                        3,842            1.6%
Consumer Goods & Services                                 3,583            1.5%
Communications                                            2,612            1.1%
Real Estate                                               2,221            1.0%
Hospital Supplies                                         2,025            0.9%
Commercial Services                                       1,922            0.8%
Industrial Goods & Services                               1,823            0.8%
Retailing                                                 1,812            0.8%
Restaurants                                               1,768            0.8%
Building Materials                                        1,291            0.6%
Medical Equipment                                         1,205            0.5%
Telecommunication Equipment                               1,101            0.5%
Transportation                                              577            0.2%
Oil & Gas                                                   233            0.1%
                                                       --------          ------
TOTAL NET ASSETS                                       $233,248          100.0%
                                                       --------          ------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citrix Systems                                  4.4%
 2.  JDS Uniphase                                    3.2%
 3.  VERITAS Software                                3.1%
 4.  PMC-Sierra                                      2.9%
 5.  PE Corp.-PE Biosystems Group                    2.2%
 6.  Peregrine Systems                               2.0%
 7.  Network Appliance                               2.0%
 8.  Efficient Networks                              2.0%
 9.  Metromedia Fiber Network                        1.9%
10.  Comverse Technology                             1.8%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (94.5%)
BUSINESS SERVICES (0.6%)
         108,300       Lamar Advertising                  $    4,718
          40,400       Reckson Service Industries              2,174
                                                          ----------
                                                               6,892
                                                          ----------
CAPITAL GOODS (1.0%)
         130,700       Waters Corp.                           12,817
                                                          ----------
COMMUNICATIONS (12.5%)
         143,800       Cabletron Systems                       7,046
         112,200       Comverse Technology                    22,089
          30,700       Copper Mountain Networks                2,669
          64,100       E-Tek Dynamics                         17,515
         149,700       Efficient Networks                     24,139
         150,500       JDS Uniphase                           39,676
          62,200       Next Level Communications               8,366
          27,700       Nextel Partners                           887
         224,381       NTL Inc.                               20,531
          37,200       Redback Networks                       11,104
                                                          ----------
                                                             154,022
                                                          ----------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
CONSUMER CYCLICALS (8.2%)
          91,100       EchoStar Communications            $   10,385
         281,200       Emmis Communications                   10,264
         207,900       Entercom Communications                 8,745
         237,900       Gemstar International Group            18,051
          82,700       General Motors Class H                  9,965
         134,200       Harley-Davidson                         9,142
         592,400       Park Place Entertainment                6,702
         111,700       Univision Communications               11,379
         193,600       USA Networks                            4,344
         171,600       Westwood One                           11,465
                                                          ----------
                                                             100,442
                                                          ----------
ELECTRICAL EQUIPMENT (11.6%)
         191,900       Altera Corp.                           15,304
         123,800       Analog Devices                         19,437
          68,600       Broadcom Corp.                         13,540
         166,900       Conexant Systems                       16,398
         185,100       KLA-Tencor                             14,426
         173,800       Maxim Integrated Products              11,612
         182,000       PMC-Sierra                             35,137
         212,200       Xilinx Inc.                            16,923
                                                          ----------
                                                             142,777
                                                          ----------
ENERGY (3.1%)
         191,500       Calpine Corporation                    17,522
         213,900       Coastal Corp.                           8,997
          65,800       Cooper Cameron                          3,636
         137,100       Rowan Companies                         3,445
         484,300       Union Pacific Resources Group           4,328
                                                          ----------
                                                              37,928
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
FINANCE (0.4%)
          84,000       eSPEED, Inc.                       $    5,203
                                                          ----------
FINANCIAL SERVICES (2.2%)
         181,800       Capital One Financial                   6,693
         219,700       E*TRADE Group                           5,410
          96,900       Lehman Brothers Holdings                7,025
         116,600       Providian Financial                     7,557
                                                          ----------
                                                              26,685
                                                          ----------
HARDWARE (5.2%)
         186,400       Flextronics International              11,347
         131,700       Network Appliance                      24,858
          56,800       QLogic Corp.                            8,861
         156,300       Sanmina Corp.                          18,297
                                                          ----------
                                                              63,363
                                                          ----------
HEALTH CARE (10.2%)
         150,500       Biogen, Inc.                           16,245
           5,200       Celera Genomics                         1,269
          79,400       HealthAxis, Inc.                        2,313
          39,000       Human Genome Sciences                   8,512
          76,300       Immunex Corp.                          15,064
          83,800       MedImmune, Inc.                        16,634
         144,500       MiniMed Inc.                           14,432
         256,000       PE Corp.-PE Biosystems Group           27,008
         144,700       QLT PhotoTherapeutics                  10,328
         128,200       Sepracor Inc.                          12,996
                                                          ----------
                                                             124,801
                                                          ----------
INTERNET (14.7%)
          44,600       Art Technology Group                    6,445
          61,100       BroadVision, Inc.                      15,431
         105,700       CheckFree Holdings                      9,295
          51,000       Clarent Corp.                           5,572
          14,400       Commerce One                            3,008
         104,200       Digex, Inc.                            16,880


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

          92,900       DoubleClick Inc.                   $    8,251
          19,700       FreeMarkets, Inc.                       3,431
         111,100       Healtheon Corp.                         6,145
         337,100       Intuit Inc.                            17,698
          89,700       Phone.com                              12,524
         202,400       Portal Software                        15,205
         324,600       PSINet Inc.                            15,053
          85,150       PurchasePro.com                        10,383
          78,400       S1 Corp.                                7,889
          78,900       Safeguard Scientifics                  13,803
          25,400       VeriSign, Inc.                          6,426
          29,000       Vignette Corp.                          6,685
                                                          ----------
                                                             180,124
                                                          ----------
RETAIL (4.0%)
         257,500       Best Buy                               14,002
         146,700       BJ's Wholesale Club                     4,548
         213,200       Circuit City Stores                     8,608
         179,200       Limited, Inc.                           6,093
         253,500       Starbucks Corp.                         8,904
         105,200       Tiffany & Co.                           6,752
                                                          ----------
                                                              48,907
                                                          ----------
SOFTWARE (15.1%)
          70,500       Adobe Systems                           7,191
         133,600       Bea Systems                            16,909
         510,800       Citrix Systems                         53,857
          88,800       Micromuse Inc.                         12,593
         457,200       Peregrine Systems                      24,975
         165,600       Rational Software                      11,778
         145,700       Siebel Systems                         20,207
         189,450       VERITAS Software                       37,487
                                                          ----------
                                                             184,997
                                                          ----------
TELECOMMUNICATIONS (5.7%)
         114,000       Covad Communications Group             10,288
         231,700       Intermedia Communications              14,670
         326,200       Metromedia Fiber Network               23,451

                                                   February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

          76,100       VoiceStream Wireless               $   10,126
         146,900       WinStar Communications                 11,366
                                                          ----------
                                                              69,901
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $572,842)                          1,158,859
                                                          ----------
       Principal
          Amount
    ------------
REPURCHASE AGREEMENTS (2.4%)
    $ 29,645,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $29,649,702, Collateralized
                        by $30,385,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $30,538,748)  (COST $29,645)          29,645(2)
                                                          ----------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (20.9%)
    $  7,000,000       Ford Motor Credit Co., 5.75%,
                        due 3/6/00                        $    6,994
      10,000,000       American Express Credit Corp.,
                        5.74%, due 3/8/00                      9,989
      20,000,000       General Electric Capital
                        Corp., 5.75%, due 3/8/00              19,978
     219,242,815       N&B Securities Lending Quality
                        Fund, LLC                            219,243
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $256,204)                      256,204(2)
                                                          ----------
                       TOTAL INVESTMENTS (117.8%)
                        (COST $858,691)                    1,444,708(3)
                       Liabilities, less cash,
                        receivables and other assets
                        [(17.8%)]                           (218,172)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,226,536
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Osicom Technologies                             3.4%
 2.  Efficient Networks                              3.1%
 3.  CAIS Internet                                   2.5%
 4.  Pinnacle Holdings                               2.4%
 5.  Active Software                                 2.3%
 6.  Lifeminders.com                                 2.1%
 7.  Digex, Inc.                                     2.1%
 8.  Netopia, Inc.                                   2.1%
 9.  IONA Technologies ADR                           2.1%
10.  Artisan Components                              2.0%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (98.7%)
BUSINESS SERVICES (4.2%)
         154,700       Circle.com                          $  1,460
         217,500       Corinthian Colleges                    3,888
         109,350       Iron Mountain                          3,335
         104,700       Luminant Worldwide                     2,565
          91,300       Official Payments                      3,276
             300       Onvia.com                                  6
                                                           --------
                                                             14,530
                                                           --------
BUSINESS SERVICES - GENERAL BUSINESS SERVICES (1.4%)
         608,500       Strategic Diagnostics                  4,830
                                                           --------
BUSINESS SERVICES - IT BUSINESS SERVICES (0.7%)
         140,500       Hall, Kinion & Associates              2,529
                                                           --------
CONSUMER CYCLICAL - CONSUMER MEDIA (2.5%)
          92,300       Citadel Communications                 3,127
          51,400       Emmis Communications                   1,876
          29,800       Pegasus Communications                 3,695
                                                           --------
                                                              8,698
                                                           --------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
CONSUMER CYCLICAL - LEISURE & CONSUMER SERVICE (0.9%)
         147,100       Premier Parks                       $  2,979
                                                           --------
ENERGY (3.5%)
          71,500       Hanover Compressor                     3,356
          66,900       Independent Energy Holdings
                        ADR                                   3,349
         102,200       Maverick Tube                          2,300
         127,800       Patterson Energy                       2,915
                                                           --------
                                                             11,920
                                                           --------
FINANCIAL SERVICES (5.8%)
          82,800       Affiliated Managers Group              3,255
          50,952       Digital Insight                        3,210
          79,650       eSPEED, Inc.                           4,933
         165,400       Netzee, Inc.                           4,238
         197,200       SierraCities.com                       4,166
                                                           --------
                                                             19,802
                                                           --------
HARDWARE (0.9%)
          32,600       DII Group                              3,152
                                                           --------
HEALTH CARE (9.0%)
          14,000       Abgenix, Inc.                          4,510
          61,200       Allscripts, Inc.                       4,223
          70,500       Anesta Corp.                           1,569
          37,100       ArthroCare Corp.                       4,582
         120,700       ChromaVision Medical Systems           2,482
          49,500       Enzon, Inc.                            2,871
          12,800       Human Genome Sciences                  2,793
          95,100       INAMED Corp.                           3,602
          51,900       Pharmacyclics, Inc.                    4,142
                                                           --------
                                                             30,774
                                                           --------
INTERNET (9.5%)
          94,800       About.com                              6,660
         301,800       Cybergold, Inc.                        6,036
          25,000       InterVU Inc.                           3,698
         138,200       Lifeminders.com                        7,342
         120,200       Marketing Services Group               3,185
         117,100       MyPoints.com                           5,489
                                                           --------
                                                             32,410
                                                           --------

                                                   February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

          Millennium Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
RETAIL (3.6%)
          96,400       American Eagle Outfitters           $  2,458
         152,300       Factory 2-U Stores                     3,693
         100,100       Insight Enterprises                    3,141
         210,400       Steven Madden                          2,840
                                                           --------
                                                             12,132
                                                           --------
SEMICONDUCTORS (6.5%)
          97,600       Asyst Technologies                     4,477
          20,400       Cree, Inc.                             3,833
          95,200       Cypress Semiconductor                  4,343
          46,000       Elantec Semiconductor                  2,895
          60,900       Helix Technology                       4,332
          48,600       Zoran Corp.                            2,479
                                                           --------
                                                             22,359
                                                           --------
SOFTWARE (9.0%)
          75,100       Active Software                        7,885
          74,100       Actuate Software                       4,622
         114,400       BindView Development                   3,861
          42,600       PC-Tel                                 2,897
          47,000       Project Software & Development         3,639
          56,500       Radiant Systems                        2,889
          77,200       Visual Networks                        5,076
                                                           --------
                                                             30,869
                                                           --------
TECHNOLOGY - HARDWARE (16.1%)
          71,800       AudioCodes Ltd.                        5,547
          65,500       Efficient Networks                    10,562
          20,000       Extended Systems                       2,035
          53,800       Mercury Computer Systems               2,592
          42,000       Natural MicroSystems                   2,678
          84,300       Netopia, Inc.                          7,271
          81,100       Osicom Technologies                   11,754


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

          61,200       SonicWALL, Inc.                     $  5,539
          34,000       Virata Corp.                           5,015
          65,500       Westell Technologies                   2,243
                                                           --------
                                                             55,236
                                                           --------
TECHNOLOGY - SEMICONDUCTOR (4.4%)
         270,800       Artisan Components                     6,872
         171,100       Integrated Device Technology           6,309
          25,000       Kopin Corp.                            1,853
                                                           --------
                                                             15,034
                                                           --------
TECHNOLOGY - SOFTWARE (6.1%)
          27,100       Allaire Corp.                          3,506
          83,300       IONA Technologies ADR                  7,060
          52,500       Netegrity, Inc.                        4,489
         137,800       SERENA Software                        5,813
                                                           --------
                                                             20,868
                                                           --------
TELECOMMUNICATIONS (14.6%)
          47,200       AirGate PCS                            4,626
          83,100       C-COR.net                              3,716
         225,500       CAIS Internet                          8,625
          45,300       Digex, Inc.                            7,339
          41,500       Digital Island                         4,819
          78,300       Eloquent, Inc.                         2,633
         109,500       Network Plus                           4,223
          30,100       Nextel Partners                          963
         137,700       Pinnacle Holdings                      8,055
           7,900       Teltrend Inc.                            837
          53,000       Time Warner Telecom                    4,081
                                                           --------
                                                             49,917
                                                           --------
                       TOTAL COMMON STOCKS (COST
                        $211,549)                           338,039
                                                           --------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (2.9%)
     $ 9,906,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $9,907,571, Collateralized by
                        $10,155,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $10,206,384)  (COST $9,906)        $  9,906(2)
                                                           --------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (12.6%)
     $43,222,736       N&B Securities Lending Quality
                        Fund, LLC  (COST $43,223)          $ 43,223(2)
                                                           --------
                       TOTAL INVESTMENTS (114.2%)
                        (COST $264,678)                     391,168(3)
                       Liabilities, less cash,
                        receivables and other assets
                        [(14.2%)]                           (48,492)
                                                           --------
                       TOTAL NET ASSETS (100.0%)           $342,676
                                                           --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  L.M. Ericsson Telephone, B Shares ADR           3.1%
 2.  CIGNA Corp.                                     3.0%
 3.  News Corp. ADR                                  3.0%
 4.  GTE Corp.                                       2.6%
 5.  IBM                                             2.6%
 6.  The Williams Cos.                               2.4%
 7.  Honeywell International                         2.3%
 8.  Parametric Technology                           2.3%
 9.  Computer Associates                             2.3%
10.  Bank of New York                                2.3%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (95.3%)
AEROSPACE (2.3%)
       1,423,000       Honeywell International            $   68,482
                                                          ----------
AIRLINES (1.5%)
         393,000       AMR Corp.                              20,780
         771,200       Continental Airlines Class B           24,389
                                                          ----------
                                                              45,169
                                                          ----------
AUTOMOBILE MANUFACTURING (1.7%)
         657,000       General Motors                         49,973
                                                          ----------
AUTO/TRUCK REPLACEMENT PARTS (0.8%)
       1,090,000       Lear Corp.                             23,026
                                                          ----------
BANKING & FINANCIAL (6.8%)
       2,025,000       Bank of New York                       67,458
         770,000       Chase Manhattan                        61,311
         284,100       Citigroup Inc.                         14,684
       1,337,000       Countrywide Credit Industries          33,342
         675,000       Wells Fargo                            22,317
                                                          ----------
                                                             199,112
                                                          ----------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
CHEMICALS (2.9%)
         614,000       Alcoa Inc.                         $   42,059
         855,000       duPont                                 43,177
                                                          ----------
                                                              85,236
                                                          ----------
COMMUNICATIONS (3.0%)
         570,000       Bell Atlantic                          27,894
       1,360,000       MCI WorldCom                           60,690
                                                          ----------
                                                              88,584
                                                          ----------
ENERGY (1.6%)
         175,000       AES Corp.                              14,667
         660,000       Duke Energy                            32,010
                                                          ----------
                                                              46,677
                                                          ----------
FINANCIAL SERVICES (2.1%)
       2,150,000       Ceridian Corp.                         42,597
         593,000       SLM Holding                            18,568
                                                          ----------
                                                              61,165
                                                          ----------
FOOD & TOBACCO (3.0%)
         839,000       Anheuser-Busch                         53,801
       1,197,900       Nabisco Holdings                       35,039
                                                          ----------
                                                              88,840
                                                          ----------
FOOD PRODUCTS (2.0%)
       4,000,000       Kroger Co.                             59,500
                                                          ----------
GAS (1.8%)
       1,572,100       Praxair, Inc.                          53,058
                                                          ----------
HEALTH CARE (11.3%)
         942,000       American Home Products                 40,977
       1,020,300       Bristol-Myers Squibb                   57,966
       1,200,000       CIGNA Corp.                            88,575
         706,400       Johnson & Johnson                      50,684
           5,500       MedicaLogic, Inc.                         204
         955,000       Merck & Co.                            58,792
         547,900       Wellpoint Health Networks              36,984
                                                          ----------
                                                             334,182
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
INDUSTRIAL GOODS & SERVICES (2.8%)
       1,485,000       General Dynamics                   $   64,226
         357,200       Phelps Dodge                           16,833
                                                          ----------
                                                              81,059
                                                          ----------
INSURANCE (5.6%)
       1,544,000       Ace, Ltd.                              27,599
         650,000       American International Group           57,485
       1,465,700       Aon Corp.                              30,688
       1,183,359       XL Capital                             47,852
                                                          ----------
                                                             163,624
                                                          ----------
MEDIA & ENTERTAINMENT (1.8%)
       1,570,000       Walt Disney                            52,595
                                                          ----------
OIL & GAS (9.2%)
         540,000       Chevron Corp.                          40,331
         735,000       Exxon Mobil                            55,355
         870,000       Halliburton Co.                        33,223
         913,200       Texaco Inc.                            43,320
         800,000       Total Fina ADR                         53,700
       1,158,000       Transocean Sedco Forex                 45,669
                                                          ----------
                                                             271,598
                                                          ----------
PAPER & FOREST PRODUCTS (2.5%)
         478,500       Georgia-Pacific                        16,598
       1,095,000       Weyerhaeuser Co.                       56,187
                                                          ----------
                                                              72,785
                                                          ----------
RAILROADS (0.2%)
         305,300       Burlington Northern Santa Fe            6,011
                                                          ----------
RETAILING (0.6%)
       1,620,000       Consolidated Stores                    18,225
                                                          ----------
TECHNOLOGY (19.5%)
       1,980,000       Cadence Design Systems                 39,476
       1,058,000       Computer Associates                    68,043


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         540,000       Computer Sciences                  $   42,559
         505,000       General Motors Class H                 60,853
         750,000       IBM                                    76,500
         961,000       L.M. Ericsson Telephone, B
                        Shares ADR                            92,256
         225,000       Micron Technology                      22,064
         175,000       Motorola, Inc.                         29,837
          39,200       Network Solutions                      12,639
       1,142,400       Novell, Inc.                           37,771
       2,245,000       Parametric Technology                  68,052
         798,600       Unisys Corp.                           23,908
           5,000       VIA NET.WORKS                             330
                                                          ----------
                                                             574,288
                                                          ----------
TELECOMMUNICATIONS (7.7%)
         176,550       Allegiance Telecom                     17,456
       1,045,000       AT&T Corp.- Liberty Media
                        Group Class A                         54,601
         297,800       Global Crossing                        13,885
       1,323,100       GTE Corp.                              78,063
         468,000       Nextel Communications                  63,999
                                                          ----------
                                                             228,004
                                                          ----------
UTILITIES (4.6%)
         998,400       Edison International                   26,270
       1,695,000       The Williams Cos.                      70,872
       1,010,000       Unicom Corp.                           38,191
                                                          ----------
                                                             135,333
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $2,686,567)                        2,806,526
                                                          ----------
PREFERRED STOCKS (3.0%)
       1,752,000       News Corp. ADR  (COST $46,209)         88,147
                                                          ----------

                                                   February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (1.0%)
    $ 29,395,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $29,399,662, Collateralized
                        by $30,125,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $30,277,433)  (COST $29,395)      $   29,395(2)
                                                          ----------
SHORT-TERM INVESTMENTS (3.4%)
    $101,394,544       N&B Securities Lending Quality
                        Fund, LLC  (COST $101,395)        $  101,395(2)
                                                          ----------
                       TOTAL INVESTMENTS (102.7%)
                        (COST $2,863,566)                  3,025,463(3)
                       Liabilities, less cash,
                        receivables and other assets
                        [(2.7%)]                             (79,167)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $2,946,296
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Regency Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  American Tower                                  2.6%
 2.  Comdisco, Inc.                                  2.3%
 3.  Parametric Technology                           2.2%
 4.  General Motors Class H                          2.2%
 5.  Cabletron Systems                               2.2%
 6.  General Dynamics                                2.1%
 7.  Dynegy Inc.                                     2.1%
 8.  SPX Corp.                                       2.1%
 9.  Coastal Corp.                                   2.0%
10.  Genzyme Corp.                                   2.0%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (94.4%)
AIRLINES (1.0%)
         11,300        Continental Airlines Class B         $   357
                                                            -------
AUTOMOTIVE (1.5%)
         24,800        Lear Corp.                               524
                                                            -------
BANKING & FINANCIAL (4.3%)
         15,400        Countrywide Credit Industries            384
         12,400        FleetBoston Financial                    338
         41,000        IndyMac Mortgage Holdings                520
         10,700        Valley National Bancorp                  248
                                                            -------
                                                              1,490
                                                            -------
CHEMICALS (2.1%)
          9,700        Lyondell Chemical                         83
          6,800        Waters Corp.                             667
                                                            -------
                                                                750
                                                            -------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
CONSUMER PRODUCTS & SERVICES (2.8%)
         17,200        Maytag Corp.                         $   455
          5,400        Sealed Air                               268
         19,300        Smurfit-Stone Container                  263
                                                            -------
                                                                986
                                                            -------
ELECTRICAL & ELECTRONICS (2.6%)
          2,400        AES Corp.                                201
          8,300        National Semiconductor                   624
          8,600        Niagara Mohawk Holdings                  101
                                                            -------
                                                                926
                                                            -------
ENERGY (2.0%)
         16,800        Coastal Corp.                            707
                                                            -------
ENTERTAINMENT (1.5%)
         23,700        Starwood Hotels & Resorts
                        Worldwide                               532
                                                            -------
FINANCIAL SERVICES (7.4%)
          8,500        Ambac Financial Group                    374
         25,300        Ceridian Corp.                           501
          3,000        Citigroup Inc.                           155
         12,800        Dun & Bradstreet                         335
         18,800        FINOVA Group                             538
          3,900        Kansas City Southern
                        Industries                              307
         12,400        SLM Holding                              388
                                                            -------
                                                              2,598
                                                            -------
GAS (1.6%)
         16,600        Praxair, Inc.                            560
                                                            -------
HEALTH CARE (7.9%)
         17,600        Becton, Dickinson & Co.                  547
          8,200        Bristol-Myers Squibb                     466
         12,200        Genzyme Corp.                            701

                                                   February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

          Regency Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

          7,300        Neoforma.com                         $   434
          9,500        Wellpoint Health Networks                641
                                                            -------
                                                              2,789
                                                            -------
INDUSTRIAL GOODS & SERVICES (7.3%)
          7,800        American Standard                        272
         10,200        Bowater Inc.                             502
         19,500        Fort James                               367
         17,200        General Dynamics                         744
          4,200        Phelps Dodge                             198
          5,800        Reynolds Metals                          368
          6,500        UCAR International                        99
                                                            -------
                                                              2,550
                                                            -------
INSURANCE (3.6%)
         30,200        Ace, Ltd.                                540
         17,200        Aon Corp.                                360
          8,600        XL Capital                               348
                                                            -------
                                                              1,248
                                                            -------
MACHINERY & EQUIPMENT (4.6%)
          4,900        Danaher Corp.                            200
          4,700        Eaton Corp.                              352
          7,200        Grainger, Inc.                           308
          8,500        SPX Corp.                                740
                                                            -------
                                                              1,600
                                                            -------
MEDIA (0.9%)
          6,900        E.W. Scripps                             298
                                                            -------
OIL & GAS (10.6%)
         13,300        Anadarko Petroleum                       409
         11,500        Apache Corp.                             420
         15,863        Dynegy Inc.                              743
         13,100        Kinder Morgan                            365
         12,600        Noble Drilling                           454
         11,800        Tosco Corp.                              316
         14,500        Transocean Sedco Forex                   572
         21,200        USX-Marathon Group                       458
                                                            -------
                                                              3,737
                                                            -------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
RETAILING (3.2%)
         35,700        Consolidated Stores                  $   402
         10,400        Harcourt General                         358
         35,600        W.R. Grace                               358
                                                            -------
                                                              1,118
                                                            -------
TECHNOLOGY (15.9%)
          9,600        ANTEC Corp.                              508
         15,600        Cabletron Systems                        765
         31,200        Cadence Design Systems                   622
         20,900        Comdisco, Inc.                           803
          6,400        General Motors Class H                   771
            400        Network Solutions                        129
          9,900        Novell, Inc.                             327
         25,800        Parametric Technology                    782
          5,600        PSINet Inc.                              260
         20,000        SunGard Data Systems                     600
                                                            -------
                                                              5,567
                                                            -------
TELECOMMUNICATIONS (9.9%)
         39,100        A.H. Belo                                503
         18,500        American Tower                           911
          8,500        AT&T Corp.- Liberty Media
                        Group Class A                           444
          4,100        EchoStar Communications                  467
         11,700        Global Crossing                          546
          4,100        Metromedia Fiber Network                 295
          4,200        WinStar Communications                   325
                                                            -------
                                                              3,491
                                                            -------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Regency Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
UTILITIES (3.7%)
          8,100        Cinergy Corp.                        $   173
         14,800        The Williams Cos.                        619
         13,700        Unicom Corp.                             518
                                                            -------
                                                              1,310
                                                            -------
                       TOTAL COMMON STOCKS (COST
                        $31,720)                             33,138
                                                            -------
PREFERRED STOCKS (1.8%)
         12,300        News Corp. ADR  (COST $339)              619
                                                            -------

      Principal
       Amount
---------------------
U.S. GOVERNMENT AGENCY SECURITIES (2.0%)
     $  700,000        Federal Home Loan Bank,
                        Discount Notes, 5.72%,
                        due 3/1/00  (COST $700)               700(2)
                                                          -------
REPURCHASE AGREEMENTS (3.3%)
      1,154,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $1,154,183, Collateralized by
                        $1,185,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $1,190,996)
                         (COST $1,154)                      1,154(2)
                                                          -------


      Principal
       Amount
---------------------
SHORT-TERM INVESTMENTS (3.5%)
     $1,245,032        N&B Securities Lending Quality
                        Fund, LLC  (COST $1,245)          $ 1,245(2)
                                                          -------
                       TOTAL INVESTMENTS
                        (105.0%) (COST $35,158)            36,856(3)
                       Liabilities, less cash,
                        receivables and other assets
                        [(5.0%)]                           (1,740)
                                                          -------
                       TOTAL NET ASSETS (100.0%)          $35,116
     ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Hewlett-Packard                                 5.4%
 2.  Intel Corp.                                     5.1%
 3.  Electronic Data Systems                         4.1%
 4.  Citigroup Inc.                                  4.0%
 5.  Cooper Cameron                                  3.6%
 6.  AT&T Corp.                                      3.2%
 7.  Warner-Lambert                                  2.9%
 8.  MCI WorldCom                                    2.9%
 9.  Biogen, Inc.                                    2.8%
10.  Kimberly-Clark                                  2.6%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (99.0%)
ADVERTISING (2.0%)
         67,900        True North Communications           $  2,512
                                                           --------
BASIC MATERIALS (2.0%)
         36,600        Alcoa Inc.                             2,507
                                                           --------
CHEMICALS (4.8%)
         75,000        International Flavors &
                        Fragrances                            2,250
         36,300        Minerals Technologies                  1,473
         70,700        Praxair, Inc.                          2,386
                                                           --------
                                                              6,109
                                                           --------
CONSUMER GOODS & SERVICES (4.8%)
         65,300        Kimberly-Clark                         3,375
        100,000        Marriott International                 2,756
                                                           --------
                                                              6,131
                                                           --------
DIVERSIFIED (4.1%)
         48,800        Danaher Corp.                          1,992
         87,100        Tyco International                     3,304
                                                           --------
                                                              5,296
                                                           --------
ENERGY (1.8%)
         50,000        BP Amoco ADR                           2,350
                                                           --------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
ENTERTAINMENT (2.6%)
        127,000        Fox Entertainment Group             $  3,342
                                                           --------
FINANCIAL SERVICES (8.3%)
         37,600        Chase Manhattan                        2,994
         98,950        Citigroup Inc.                         5,115
         46,800        Fannie Mae                             2,480
                                                           --------
                                                             10,589
                                                           --------
FOOD & BEVERAGE (0.8%)
         66,400        Sara Lee                                 996
                                                           --------
HEALTH CARE (9.2%)
         32,600        Biogen, Inc.                           3,519
         22,800        Johnson & Johnson                      1,636
         42,800        Warner-Lambert                         3,662
         42,900        Wellpoint Health Networks              2,895
                                                           --------
                                                             11,712
                                                           --------
INSURANCE (6.3%)
         27,000        American International Group           2,388
         60,000        HealthAxis, Inc.                       1,747
         30,200        Progressive Corp.                      1,797
         76,200        ReliaStar Financial                    2,129
                                                           --------
                                                              8,061
                                                           --------
OIL & GAS (9.7%)
         90,500        Anadarko Petroleum                     2,783
         83,500        Cooper Cameron                         4,613
         47,300        Enron Corp.                            3,264
         50,600        Nabors Industries                      1,815
                                                           --------
                                                             12,475
                                                           --------
PAPER & FOREST PRODUCTS (1.3%)
         53,700        Mead Corp.                             1,608
                                                           --------
PUBLISHING & BROADCASTING (1.8%)
         81,700        Valassis Communications                2,262
                                                           --------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
RETAIL (3.7%)
         71,700        Safeway Inc.                        $  2,765
         33,600        Target Corp.                           1,982
                                                           --------
                                                              4,747
                                                           --------
RETAIL STORES (1.7%)
         60,700        Federated Department Stores            2,227
                                                           --------
RETAILING (1.5%)
         40,000        Wal-Mart Stores                        1,947
                                                           --------
TECHNOLOGY (20.4%)
        110,700        Compaq Computer                        2,754
         81,100        Electronic Data Systems                5,251
         51,700        Hewlett-Packard                        6,954
         25,000        IBM                                    2,550
         58,100        Intel Corp.                            6,565
         60,000        Novell, Inc.                           1,984
                                                           --------
                                                             26,058
                                                           --------
TELECOMMUNICATIONS (9.8%)
         83,200        AT&T Corp.                             4,113
         45,500        Bell Atlantic                          2,227
         81,900        MCI WorldCom                           3,655
         33,000        Metricom, Inc.                         2,570
                                                           --------
                                                             12,565
                                                           --------
TRANSPORTATION (2.4%)
         58,100        AMR Corp.                              3,072
                                                           --------
                       TOTAL COMMON STOCKS (COST
                        $106,437)                           126,566
                                                           --------


                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (0.8%)
     $1,023,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.71%, due 3/1/00, dated
                        2/29/00, Maturity Value
                        $1,046,166, Collateralized by
                        $1,075,000 Fannie Mae, Notes,
                        6.40%, due 9/27/01
                        (Collateral Value $1,080,440)
                         (COST $1,023)                     $  1,023(2)
                                                           --------
SHORT-TERM INVESTMENTS (1.9%)
        100,000        Community Capital Bank, 4.20%,
                        due 3/31/00                             100
        100,000        Self Help Credit Union, 5.46%,
                        due 5/22/00                             100
      2,214,967        N&B Securities Lending Quality
                        Fund, LLC                             2,215
                                                           --------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $2,415)                         2,415(2)
                                                           --------
                       TOTAL INVESTMENTS (101.7%)
                        (COST $109,875)                     130,004(3)
                       Liabilities, less cash,
                        receivables and other assets
                        [(1.7%)]                             (2,135)
                                                           --------
                       TOTAL NET ASSETS (100.0%)           $127,869
                                                           --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Portfolio, which are valued at the last available bid price. The Portfolios value all other securities by a method the trustees of Equity Managers Trust or Global Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) At cost, which approximates market value.
3) At February 29, 2000, selected Portfolio information on a U.S. Federal income tax basis was as follows:

                                                         GROSS          GROSS
                                                       UNREALIZED     UNREALIZED   NET UNREALIZED
NEUBERGER BERMAN                          COST        APPRECIATION   DEPRECIATION   APPRECIATION
-------------------------------------------------------------------------------------------------
CENTURY PORTFOLIO                    $   30,982,000   $  4,619,000   $ 1,238,000    $  3,381,000
FOCUS PORTFOLIO                       1,104,958,000    732,439,000   105,424,000     627,015,000
GENESIS PORTFOLIO                     1,396,697,000    329,645,000   144,978,000     184,667,000
GUARDIAN PORTFOLIO                    3,631,665,000    600,113,000   470,157,000     129,956,000
MANHATTAN PORTFOLIO                     858,802,000    604,639,000    18,733,000     585,906,000
MILLENNIUM PORTFOLIO                    264,713,000    131,509,000     5,054,000     126,455,000
PARTNERS PORTFOLIO                    2,867,056,000    417,728,000   259,321,000     158,407,000
REGENCY PORTFOLIO                        35,162,000      5,794,000     4,100,000       1,694,000
SOCIALLY RESPONSIVE PORTFOLIO           109,875,000     28,627,000     8,498,000      20,129,000

4) Affiliated issuer (see Note E of Notes to Financial Statements).
5) The following securities were held in escrow at February 29, 2000, to cover outstanding call options written:

                                                                                     PREMIUM
                                               SECURITIES AND      MARKET VALUE         ON        MARKET VALUE
NEUBERGER BERMAN                  SHARES          OPTIONS          OF SECURITIES     OPTIONS       OF OPTIONS
--------------------------------------------------------------------------------------------------------------
GUARDIAN PORTFOLIO                311,500      Warner-Lambert       $26,653,000     $1,889,000     $  642,000
                                              July 2000 @ 105
                                  100,000     Wellpoint Health        6,750,000       893,000       1,838,000
                                                  Networks
                                              April 2000 @ 50

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------

                                                                      EQUITY MANAGERS TRUST
                                                    ----------------------------------------------------------
                                                       CENTURY         FOCUS         GENESIS       GUARDIAN
(000's omitted)                                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ----------------------------------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $     34,363   $  1,690,323   $  1,487,748   $  3,761,621
          Non-controlled affiliated issuers                   --         41,650         93,616             --
                                                    ----------------------------------------------------------
                                                          34,363      1,731,973      1,581,364      3,761,621
      Cash                                                     1             --              1             --
      Dividends and interest receivable                       12            679          1,610          5,701
      Prepaid expenses and other assets                       --             24             46            127
      Receivable for option contracts written                 --              8             --             --
      Receivable for securities sold                         124         10,010         22,492         33,983
      Receivable for variation margin (Note A)                --             --             --             --
                                                    ----------------------------------------------------------
                                                          34,500      1,742,694      1,605,513      3,801,432
                                                    ----------------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                              --             --             --          2,480
      Payable for collateral on securities loaned
        (Note A)                                           2,493          6,891         47,518         58,320
      Payable for securities purchased                     1,004          5,713         18,981         67,716
      Payable to investment manager (Note B)                  12            636            878          1,369
      Accrued expenses and other payables                     24            163            331            398
                                                    ----------------------------------------------------------
                                                           3,533         13,403         67,708        130,283
                                                    ----------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $     30,967   $  1,729,291   $  1,537,805   $  3,671,149
                                                    ----------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $     27,586   $  1,099,861   $  1,353,079   $  3,540,666
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, and option contracts                    3,381        629,430        184,726        130,483
                                                    ----------------------------------------------------------
NET ASSETS                                          $     30,967   $  1,729,291   $  1,537,805   $  3,671,149
                                                    ----------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $     30,982   $  1,066,195   $  1,295,175   $  3,631,440
Non-controlled affiliated issuers                             --         36,348        101,463             --
                                                    ----------------------------------------------------------
      Total cost of investments                     $     30,982   $  1,102,543   $  1,396,638   $  3,631,440
                                                    ----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------

                                              GLOBAL
                                             MANAGERS
                                               TRUST                             EQUITY MANAGERS TRUST
                                           ------------- ---------------------------------------------------------------------
                                                                                                                   SOCIALLY
                                           INTERNATIONAL   MANHATTAN    MILLENNIUM     PARTNERS       REGENCY     RESPONSIVE
                                             PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                           -----------------------------------------------------------------------------------
ASSETS
    Investments in securities, at market
      value* (Notes A & E) -- see Schedule
      of Investments:
          Unaffiliated issuers             $    244,827  $  1,444,708  $    391,168  $  3,025,463  $     36,856  $    130,004
          Non-controlled affiliated
            issuers                                  --            --            --            --            --            --
                                           -----------------------------------------------------------------------------------
                                                244,827     1,444,708       391,168     3,025,463        36,856       130,004
      Cash                                           11             6            12            --            --             2
      Dividends and interest receivable             248           961           172         5,152            34            99
      Prepaid expenses and other assets              13            52             3            83             2             8
      Receivable for option contracts
        written                                      --            --            --            --            --            --
      Receivable for securities sold                 --         7,935         6,029        18,768           417         2,454
      Receivable for variation margin
        (Note A)                                     14            --            --            --            --            --
                                           -----------------------------------------------------------------------------------
                                                245,113     1,453,662       397,384     3,049,466        37,309       132,567
                                           -----------------------------------------------------------------------------------
LIABILITIES
      Option contracts written, at market
        value (Note A)                               --            --            --            --            --            --
      Payable for collateral on securities
        loaned (Note A)                          11,604       219,243        43,223       101,395         1,245         2,215
      Payable for securities purchased               --         6,476        11,088           272           915         2,375
      Payable to investment manager
        (Note B)                                    149           442           193         1,117            15            60
      Accrued expenses and other payables           112           965           204           386            18            48
                                           -----------------------------------------------------------------------------------
                                                 11,865       227,126        54,708       103,170         2,193         4,698
                                           -----------------------------------------------------------------------------------
NET ASSETS Applicable to Investors'
  Beneficial Interests                     $    233,248  $  1,226,536  $    342,676  $  2,946,296  $     35,116  $    127,869
                                           -----------------------------------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                      $    121,202  $    640,519  $    216,186  $  2,784,399  $     33,418  $    107,740
      Net unrealized appreciation in value
        of investment securities,
        financial futures contracts, and
        option contracts                        112,046       586,017       126,490       161,897         1,698        20,129
                                           -----------------------------------------------------------------------------------
NET ASSETS                                 $    233,248  $  1,226,536  $    342,676  $  2,946,296  $     35,116  $    127,869
                                           -----------------------------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                       $    132,767  $    858,691  $    264,678  $  2,863,566  $     35,158  $    109,875
Non-controlled affiliated issuers                    --            --            --            --            --            --
                                           -----------------------------------------------------------------------------------
      Total cost of investments            $    132,767  $    858,691  $    264,678  $  2,863,566  $     35,158  $    109,875
                                           -----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------

                                                                         CENTURY          FOCUS
                                                                        PORTFOLIO       PORTFOLIO
                                                                         For the
                                                                       Period from
                                                                    December 6, 1999     For the
                                                                      (Commencement     Six Months
                                                                    of Operations) to     Ended
                                                                            EQUITY MANAGERS
                                                                      February 29,     February 29,
                                                                                 TRUST
                                                                    -------------------------------
                                                                          2000             2000
(000'S OMITTED)                                                        (UNAUDITED)     (UNAUDITED)
                                                                    -------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers                          $        9       $    5,920
      Dividend income -- non-controlled affiliated issuers                     --               --
      Interest income                                                          36              292
      Foreign taxes withheld (Note A)                                          --               --
                                                                    -------------------------------
        Total income                                                           45            6,212
                                                                    -------------------------------
    Expenses:
      Investment management fee (Note B)                                       23            3,945
      Accounting fees                                                           2                5
      Auditing fees                                                             5               21
      Custodian fees (Note B)                                                  12              146
      Insurance expense                                                        --               10
      Legal fees                                                                5               12
      Trustees' fees and expenses                                               2               12
      Miscellaneous                                                            --               --
                                                                    -------------------------------
        Total expenses                                                         49            4,151
      Expenses reduced by custodian fee expense offset
        arrangement (Note B)                                                   --               (4)
                                                                    -------------------------------
        Total net expenses                                                     49            4,147
                                                                    -------------------------------
        Net investment income (loss)                                           (4)           2,065
                                                                    -------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment securities sold in
      unaffiliated issuers                                                     (9)         192,180
    Net realized loss on investment securities sold in non-
      controlled affiliated issuers                                            --               --
    Net realized loss on option contracts (Note A)                             --              (12)
    Net realized loss on financial futures contracts (Note A)                  --               --
    Net realized loss on foreign currency transactions (Note A)                --               --
    Change in net unrealized appreciation (depreciation) of
      investment securities, financial futures contracts, option contracts, and translation of assets and liabilities in
      foreign currencies (Note A)                                           3,381          122,083
                                                                    -------------------------------
        Net gain (loss) on investments                                      3,372          314,251
                                                                    -------------------------------
        Net increase (decrease) in net assets resulting from
          operations                                                   $    3,368       $  316,316
                                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                                                 GLOBAL
                                                                                                MANAGERS
                                                                     EQUITY MANAGERS TRUST        TRUST
                                                                  --------------------------- -------------
                                                                     GENESIS      GUARDIAN    INTERNATIONAL
                                                                    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                     For the       For the       For the
                                                                   Six Months    Six Months    Six Months
                                                                      Ended         Ended         Ended
                                                                  February 29,  February 29,  February 29,
                                                                      2000          2000          2000
                                                                   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                                                  -----------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers                     $      6,991  $     25,244  $        268
      Dividend income -- non-controlled affiliated issuers                 524            --            --
      Interest income                                                    2,139         8,022           344
      Foreign taxes withheld (Note A)                                       --          (122)          (33)
                                                                  -----------------------------------------
        Total income                                                     9,654        33,144           579
                                                                  -----------------------------------------
    Expenses:
      Investment management fee (Note B)                                 5,806         9,727           690
      Accounting fees                                                        5             5             5
      Auditing fees                                                         20            24            16
      Custodian fees (Note B)                                              163           328           113
      Insurance expense                                                     11            31             1
      Legal fees                                                             6            10             8
      Trustees' fees and expenses                                           12            27             5
      Miscellaneous                                                         17            --            --
                                                                  -----------------------------------------
        Total expenses                                                   6,040        10,152           838
      Expenses reduced by custodian fee expense offset
        arrangement (Note B)                                                --            (5)           --
                                                                  -----------------------------------------
        Total net expenses                                               6,040        10,147           838
                                                                  -----------------------------------------
        Net investment income (loss)                                     3,614        22,997          (259)
                                                                  -----------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment securities sold in
      unaffiliated issuers                                              61,250       447,704         4,411
    Net realized loss on investment securities sold in non-
      controlled affiliated issuers                                     (5,188)           --            --
    Net realized loss on option contracts (Note A)                          --       (88,477)           --
    Net realized loss on financial futures contracts (Note A)               --        (5,940)         (225)
    Net realized loss on foreign currency transactions (Note A)             --            --            (3)
    Change in net unrealized appreciation (depreciation) of
      investment securities, financial futures contracts, option contracts, and translation of assets and liabilities in
      foreign currencies (Note A)                                       43,805      (450,438)       77,160
                                                                  -----------------------------------------
        Net gain (loss) on investments                                  99,867       (97,151)       81,343
                                                                  -----------------------------------------
        Net increase (decrease) in net assets resulting from
          operations                                              $    103,481  $    (74,154) $     81,084
                                                                  -----------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                     MANHATTAN     MILLENNIUM
                                                                     PORTFOLIO     PORTFOLIO
                                                                      For the       For the
                                                                     Six Months    Six Months
                                                                       Ended         Ended
                                                                         EQUITY MANAGERS
                                                                    February 29,  February 29,
                                                                              TRUST
                                                                    --------------------------
                                                                        2000          2000
(000'S OMITTED)                                                     (UNAUDITED)   (UNAUDITED)
                                                                    --------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers                        $      349    $        4
      Dividend income -- non-controlled affiliated issuers                   --            --
      Interest income                                                     1,145           370
      Foreign taxes withheld (Note A)                                        --            --
                                                                    --------------------------
        Total income                                                      1,494           374
                                                                    --------------------------
    Expenses:
      Investment management fee (Note B)                                  2,069           655
      Accounting fees                                                         5             5
      Auditing fees                                                          18             8
      Custodian fees (Note B)                                                93            47
      Insurance expense                                                       4            --
      Legal fees                                                              8            11
      Trustees' fees and expenses                                             7             3
      Miscellaneous                                                          11             3
                                                                    --------------------------
        Total expenses                                                    2,215           732
      Expenses reduced by custodian fee expense offset
        arrangement (Note B)                                                 (1)           (2)
                                                                    --------------------------
        Total net expenses                                                2,214           730
                                                                    --------------------------
        Net investment income (loss)                                       (720)         (356)
                                                                    --------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment securities sold in
      unaffiliated issuers                                               92,655        24,399
    Net realized loss on investment securities sold in non-
      controlled affiliated issuers                                          --            --
    Net realized loss on option contracts (Note A)                           --            --
    Net realized loss on financial futures contracts (Note A)                --            --
    Net realized loss on foreign currency transactions (Note A)              --            --
    Change in net unrealized appreciation (depreciation) of
      investment securities, financial futures contracts, option contracts, and translation of assets and liabilities in
      foreign currencies (Note A)                                       463,683       120,373
                                                                    --------------------------
        Net gain (loss) on investments                                  556,338       144,772
                                                                    --------------------------
        Net increase (decrease) in net assets resulting from
          operations                                                 $  555,618    $  144,416
                                                                    --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                       EQUITY MANAGERS TRUST
                                                             -----------------------------------------
                                                                                           SOCIALLY
                                                               PARTNERS       REGENCY     RESPONSIVE
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                For the       For the       For the
                                                              Six Months    Six Months    Six Months
                                                                 Ended         Ended         Ended
                                                             February 29,  February 29,  February 29,
                                                                 2000          2000          2000
                                                              (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                                             -----------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers                $     24,402  $        166  $        966
      Dividend income -- non-controlled affiliated issuers             --            --            --
      Interest income                                               2,516            68           382
      Foreign taxes withheld (Note A)                                (161)           --            --
                                                             -----------------------------------------
        Total income                                               26,757           234         1,348
                                                             -----------------------------------------
    Expenses:
      Investment management fee (Note B)                            7,806            80           671
      Accounting fees                                                   5             5             5
      Auditing fees                                                    23             5            15
      Custodian fees (Note B)                                         272            21            47
      Insurance expense                                                24            --             2
      Legal fees                                                        9             9            24
      Trustees' fees and expenses                                      22             4             4
      Miscellaneous                                                    --            --            --
                                                             -----------------------------------------
        Total expenses                                              8,161           124           768
      Expenses reduced by custodian fee expense offset
        arrangement (Note B)                                          (11)           (3)           (1)
                                                             -----------------------------------------
        Total net expenses                                          8,150           121           767
                                                             -----------------------------------------
        Net investment income (loss)                               18,607           113           581
                                                             -----------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment securities sold
      in unaffiliated issuers                                      85,756         1,762        63,234
    Net realized loss on investment securities sold in non-
      controlled affiliated issuers                                    --            --            --
    Net realized loss on option contracts (Note A)                     --            --            --
    Net realized loss on financial futures contracts
      (Note A)                                                         --            --            --
    Net realized loss on foreign currency transactions
      (Note A)                                                         --            --            --
    Change in net unrealized appreciation (depreciation) of
      investment securities, financial futures contracts,
      option contracts, and translation of assets and
      liabilities in foreign currencies (Note A)                 (197,994)        2,216       (77,830)
                                                             -----------------------------------------
        Net gain (loss) on investments                           (112,238)        3,978       (14,596)
                                                             -----------------------------------------
        Net increase (decrease) in net assets resulting from
          operations                                         $    (93,631) $      4,091  $    (14,015)
                                                             -----------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                                             EQUITY MANAGERS
                                                                                  TRUST
                                                              ---------------------------------------------
                                                                   CENTURY                 FOCUS
                                                                  PORTFOLIO              PORTFOLIO
                                                                 Period from
                                                              December 6, 1999
                                                                (Commencement     Six Months
                                                              of Operations) to     Ended          Year
                                                                February 29,     February 29,     Ended
                                                                    2000             2000       AUGUST 31,
(000'S OMITTED)                                                  (UNAUDITED)     (UNAUDITED)       1999
                                                              ---------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                  $        (4)   $     2,065   $     5,971
    Net realized gain (loss) on investments                                (9)       192,168       203,107
    Change in net unrealized appreciation (depreciation) of
      investments                                                       3,381        122,083       283,206
                                                              ---------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                        3,368        316,316       492,284
                                                              ---------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                          27,703         45,385        50,568
    Reductions                                                           (104)      (178,808)     (313,932)
                                                              ---------------------------------------------
    Net increase (decrease) in net assets resulting from
      transactions in investors' beneficial interests                  27,599       (133,423)     (263,364)
                                                              ---------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                  30,967        182,893       228,920
NET ASSETS:
    Beginning of period                                                    --      1,546,398     1,317,478
                                                              ---------------------------------------------
    End of period                                                 $    30,967    $ 1,729,291   $ 1,546,398
                                                              ---------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                                                  GLOBAL MANAGERS
                                                        EQUITY MANAGERS TRUST                          TRUST
                                         -----------------------------------------------------------------------------
                                                  GENESIS                  GUARDIAN                INTERNATIONAL
                                                 PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                          Six Months                Six Months                Six Months
                                            Ended         Year        Ended         Year        Ended         Year
                                         February 29,    Ended     February 29,    Ended     February 29,    Ended
                                             2000      August 31,      2000      August 31,      2000      August 31,
                                         (UNAUDITED)      1999     (UNAUDITED)      1999     (UNAUDITED)      1999
                                         -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)         $     3,614  $    18,739  $    22,997  $    60,087  $      (259) $        96
    Net realized gain (loss) on
      investments                             56,062     (110,390)     353,287      991,845        4,183       11,780
    Change in net unrealized
      appreciation (depreciation) of
      investments                             43,805      413,682     (450,438)     406,548       77,160       12,624
                                         -----------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations       103,481      322,031      (74,154)   1,458,480       81,084       24,500
                                         -----------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 50,683      528,302       29,766      164,857      129,029       91,521
    Reductions                              (367,463)    (911,584)  (1,008,183)  (2,687,422)     (91,381)    (129,327)
                                         -----------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests    (316,780)    (383,282)    (978,417)  (2,522,565)      37,648      (37,806)
                                         -----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       (213,299)     (61,251)  (1,052,571)  (1,064,085)     118,732      (13,306)
NET ASSETS:
    Beginning of period                    1,751,104    1,812,355    4,723,720    5,787,805      114,516      127,822
                                         -----------------------------------------------------------------------------
    End of period                        $ 1,537,805  $ 1,751,104  $ 3,671,149  $ 4,723,720  $   233,248  $   114,516
                                         -----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                                 EQUITY MANAGERS TRUST
                                                              -----------------------------------------------------------
                                                                                                    MILLENNIUM
                                                                      MANHATTAN                      PORTFOLIO
                                                                      PORTFOLIO                            Period from
                                                               Six Months                  Six Months   October 20, 1998
                                                                 Ended          Year         Ended        (Commencement
                                                              February 29,     Ended      February 29,  of Operations) to
                                                                  2000       August 31,       2000         August 31,
(000'S OMITTED)                                               (UNAUDITED)       1999      (UNAUDITED)         1999
                                                              -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                              $      (720)  $      (502)  $      (356)      $      (186)
    Net realized gain (loss) on investments                        92,655        57,698        24,399             8,249
    Change in net unrealized appreciation (depreciation) of
      investments                                                 463,683       135,208       120,373             6,117
                                                              -----------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  555,618       192,404       144,416            14,180
                                                              -----------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                     122,051        47,432       148,347            57,892
    Reductions                                                    (63,992)     (150,336)      (18,324)           (3,835)
                                                              -----------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      transactions in investors' beneficial interests              58,059      (102,904)      130,023            54,057
                                                              -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                             613,677        89,500       274,439            68,237
NET ASSETS:
    Beginning of period                                           612,859       523,359        68,237                --
                                                              -----------------------------------------------------------
    End of period                                             $ 1,226,536   $   612,859   $   342,676       $    68,237
                                                              -----------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                           EQUITY MANAGERS TRUST
                                          ---------------------------------------------------------------------------------------
                                                                                  REGENCY                       SOCIALLY
                                                   PARTNERS                      PORTFOLIO                     RESPONSIVE
                                                  PORTFOLIO                            Period from             PORTFOLIO
                                           Six Months                  Six Months     June 1, 1999      Six Months
                                             Ended          Year         Ended        (Commencement       Ended          Year
                                          February 29,     Ended      February 29,  of Operations) to  February 29,     Ended
                                              2000       August 31,       2000         August 31,          2000       August 31,
                                          (UNAUDITED)       1999      (UNAUDITED)         1999         (UNAUDITED)       1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    18,607   $    51,968   $       113      $        (7)    $       581   $     2,271
    Net realized gain (loss) on
      investments                              85,756       353,820         1,762               75          63,234        22,484
    Change in net unrealized
      appreciation (depreciation) of
      investments                            (197,994)      531,136         2,216             (518)        (77,830)       81,446
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        (93,631)      936,924         4,091             (450)        (14,015)      106,201
                                          ---------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  40,035       230,354        25,452            8,958          21,529        53,231
    Reductions                               (768,848)     (979,875)       (2,705)            (230)       (276,758)      (45,169)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests     (728,813)     (749,521)       22,747            8,728        (255,229)        8,062
                                          ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (822,444)      187,403        26,838            8,278        (269,244)      114,263
NET ASSETS:
    Beginning of period                     3,768,740     3,581,337         8,278               --         397,113       282,850
                                          ---------------------------------------------------------------------------------------
    End of period                         $ 2,946,296   $ 3,768,740   $    35,116      $     8,278     $   127,869   $   397,113
                                          ---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                   February 29, 2000 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Century Portfolio ("Century"), Neuberger Berman Focus Portfolio ("Focus"), Neuberger Berman Genesis Portfolio ("Genesis"), Neuberger Berman Guardian Portfolio ("Guardian"), Neuberger Berman Manhattan Portfolio ("Manhattan"), Neuberger Berman Millennium Portfolio ("Millennium"), Neuberger Berman Partners Portfolio ("Partners"), Neuberger Berman Regency Portfolio ("Regency"), and Neuberger Berman Socially Responsive Portfolio ("Socially Responsive") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Neuberger Berman International Portfolio ("International") is a separate operating series of Global Managers Trust ("Global"), a New York common law trust organized as of March 18, 1994, with its principal office in the Cayman Islands. These ten aforementioned series are collectively referred to as the "Portfolios." Managers Trust and Global (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Century, Millennium, and Regency had no operations until December 6, 1999, October 20, 1998, and June 1, 1999, respectively, other than matters relating to their organization and registration as series' of Managers Trust. Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in the Trusts. Global currently has only one Portfolio.
      The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of the Trusts also intends to conduct its operations so that each of its investors (in the case of Global, its U.S. investors) will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax. There is, at present, no direct taxation in the Cayman Islands, and therefore interest, dividends, and capital gains derived by Global are not subject to taxes in that jurisdiction.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by each of the Trusts with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
8) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the six months ended February 29, 2000:

                                                  VALUE
                                                   WHEN
FOCUS                                NUMBER      WRITTEN
----------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/99         3,000     $ 441,000
CONTRACTS WRITTEN                     1,000       434,000
CONTRACTS EXPIRED                    (1,000)     (145,000)
CONTRACTS EXERCISED                       0             0
CONTRACTS CLOSED                     (3,000)     (730,000)
                                     ---------------------
CONTRACTS OUTSTANDING 2/29/00             0     $       0
                                     ---------------------

                                                     VALUE
                                                     WHEN
GUARDIAN                              NUMBER        WRITTEN
--------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/99         23,750     $ 15,446,000
CONTRACTS WRITTEN                     67,676       66,353,000
CONTRACTS EXPIRED                       (500)      (2,985,000)
CONTRACTS EXERCISED                   (3,769)      (1,754,000)
CONTRACTS CLOSED                     (83,042)     (74,278,000)
                                     -------------------------
CONTRACTS OUTSTANDING 2/29/00          4,115     $  2,782,000
                                     -------------------------

9) FINANCIAL FUTURES CONTRACTS: Each Portfolio may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, Millennium, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.
      Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
      For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolios. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.

      During the period ended February 29, 2000, Century, Focus, Genesis, Manhattan, Millennium, Partners, Regency, and Socially Responsive did not enter into any financial futures contracts.
      During the six months ended February 29, 2000, Guardian had entered into various financial futures contracts. At February 29, 2000, there were no open positions.
      At February 29, 2000, open positions in financial futures contracts for International were as follows:

                                                            UNREALIZED
EXPIRATION                OPEN CONTRACTS        POSITION   DEPRECIATION
-----------------------------------------------------------------------
March 2000           50 SGX Taiwan IX Futures     Long       $10,000

   At February 29, 2000, International had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:

PRINCIPAL
AMOUNT                         SECURITY
------------------------------------------------------------
$250,000   Freddie Mac, Discount Notes, 5.69%, due 3/29/2000

10) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trusts' Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. The Portfolios entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolios receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolios invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trusts' investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolios receive a fee, payable monthly, negotiated by the

    Portfolios and Morgan, based on the number and duration of the lending transactions. At February 29, 2000, the value of the securities loaned and the value of the collateral were as follows:

                                        VALUE OF
                                       SECURITIES       VALUE OF
                                         LOANED        COLLATERAL
-------------------------------------------------------------------
CENTURY                              $    2,444,000  $    2,493,000
FOCUS                                     6,756,000       6,891,000
GENESIS                                  46,586,000      47,518,000
GUARDIAN                                 57,176,000      58,320,000
INTERNATIONAL                            11,377,000      11,604,000
MANHATTAN                               214,944,000     219,243,000
MILLENNIUM                               42,375,000      43,223,000
PARTNERS                                 99,406,000     101,395,000
REGENCY                                   1,221,000       1,245,000
SOCIALLY RESPONSIVE                       2,172,000       2,215,000

11) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that the Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis, International, and Millennium) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis and Millennium pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next
$250 million, and 0.65% of average daily net assets in excess of $1 billion. International pays Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also employees of Neuberger and/or Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $467, $4,333, $149, $5,260, $499, $885, $2,294, $10,625, $2,597, and $613, for Century, Focus,
Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, and Socially Responsive, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the period ended February 29, 2000, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and option contracts) as follows:

                                       PURCHASES         SALES
-------------------------------------------------------------------
CENTURY                              $   28,844,000  $    3,045,000
FOCUS                                   381,851,000     479,210,000
GENESIS                                 211,484,000     546,464,000
GUARDIAN                              1,725,279,000   2,231,751,000
INTERNATIONAL                            47,152,000      24,545,000
MANHATTAN                               426,433,000     395,770,000
MILLENNIUM                              242,490,000     111,566,000
PARTNERS                              1,678,989,000   2,225,081,000
REGENCY                                  41,276,000      18,795,000
SOCIALLY RESPONSIVE                      94,888,000     326,423,000

   During the period ended February 29, 2000, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                         OTHER
                                       NEUBERGER        BROKERS          TOTAL
-----------------------------------------------------------------------------------
CENTURY                                $   10,000      $    3,000    $       13,000
FOCUS                                     414,000         371,000           785,000
GENESIS                                   410,000         551,000           961,000
GUARDIAN                                2,671,000       1,977,000         4,648,000
INTERNATIONAL                                  --         170,000           170,000
MANHATTAN                                 132,000         301,000           433,000
MILLENNIUM                                 28,000          25,000            53,000
PARTNERS                                  280,000          81,000           361,000
REGENCY                                    52,000          40,000            92,000
SOCIALLY RESPONSIVE                       180,000          82,000           262,000

NOTE D -- LINE OF CREDIT:
   At February 29, 2000, Genesis, Manhattan, and Millennium were three of the holders of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which Genesis, Manhattan, and Millennium each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $100,000,000 at any particular time. Genesis, Manhattan, and Millennium had no loans outstanding pursuant to this line of credit at February 29, 2000. During the six months ended February 29, 2000, Genesis, Manhattan, and Millennium did not utilize this line of credit.
   At February 29, 2000, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Portfolio will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at February 29, 2000, nor had it utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                    FOCUS
                                                 BALANCE OF       GROSS        GROSS        BALANCE OF
                                                 SHARES HELD    PURCHASES      SALES       SHARES HELD        VALUE
                                                 AUGUST 31,        AND          AND        FEBRUARY 29,    FEBRUARY 29,
NAME OF ISSUER:                                     1999        ADDITIONS    REDUCTIONS        2000            2000
-----------------------------------------------------------------------------------------------------------------------
Furniture Brands International                    1,800,000      793,000             0       2,593,000     $41,650,000

Photronics Inc.**                                 1,302,500            0       797,500         505,000      21,494,000

                   GENESIS
                                                 BALANCE OF       GROSS        GROSS        BALANCE OF
                                                 SHARES HELD    PURCHASES      SALES       SHARES HELD        VALUE
                                                 AUGUST 31,        AND          AND        FEBRUARY 29,    FEBRUARY 29,
NAME OF ISSUER:                                     1999        ADDITIONS    REDUCTIONS        2000            2000
-----------------------------------------------------------------------------------------------------------------------
AAR Corp.                                         1,771,350            0       406,400       1,364,950     $32,418,000

Alliant Techsystems                                 663,200            0       118,000         545,200      29,509,000

Aviall Inc.**                                     1,219,500            0       432,300         787,200       6,445,000

Davox Corp.**                                     1,075,600            0       601,400         474,200      18,138,000
DONCASTERS PLC ADR**                                478,300            0       478,300               0               0

Highland Bancorp                                    331,400            0             0         331,400       5,468,000

Primex Technologies                                 800,400            0        76,700         723,700      15,198,000

SOS Staffing Services                               814,400            0        25,000         789,400       3,947,000
Scottish Annuity & Life Holdings                    857,900       33,600             0         891,500       7,076,000

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT FEBRUARY 29, 2000, THE ISSUERS OF THESE SECURITIES WERE NO LONGER
  AFFILIATED WITH THE PORTFOLIO.

NOTE F -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Portfolio without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Century Portfolio

                                                 Period from
                                             December 6, 1999(1)
                                               to February 29,
                                                    2000
                                                 (UNAUDITED)
                                             -------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(2)(3)                                1.17%
                                             -------------------
  Net Expenses(3)                                     1.16%
                                             -------------------
  Net Investment Loss(3)                              (.10%)
                                             -------------------
Portfolio Turnover Rate                                 20%
                                             -------------------
Net Assets, End of Period (in millions)              $31.0
                                             -------------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                              Six Months
                                                Ended
                                             February 29,
                                                 2000                            Year Ended August 31,
                                             (UNAUDITED)       1999         1998         1997         1996         1995
                                             -----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                                  .51%(2)       .51%         .51%         .53%         .54%          --
                                             -----------------------------------------------------------------------------
  Net Expenses                                       .51%(2)       .51%         .51%         .53%         .54%         .57%
                                             -----------------------------------------------------------------------------
  Net Investment Income                              .25%(2)       .37%         .59%         .54%        1.04%        1.05%
                                             -----------------------------------------------------------------------------
Portfolio Turnover Rate                               23%           57%          64%          63%          39%          36%
                                             -----------------------------------------------------------------------------
Net Assets, End of Period (in millions)         $1,729.3      $1,546.4     $1,317.5     $1,573.4     $1,122.4       $969.2
                                             -----------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                              Six Months
                                                Ended
                                             February 29,
                                                 2000                        Year Ended August 31,
                                             (UNAUDITED)       1999        1998        1997       1996       1995
                                             ----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                                 .76%(2)       .75%        .72%        .77%       .85%        --
                                             ----------------------------------------------------------------------
  Net Expenses                                      .76%(2)       .75%        .72%(3)      .77%(3)     .85%(3)     .94%(3)
                                             ----------------------------------------------------------------------
  Net Investment Income                             .45%(2)      1.02%       1.13%        .32%       .27%       .25%
                                             ----------------------------------------------------------------------
Portfolio Turnover Rate                              14%           33%         18%         18%        21%        37%
                                             ----------------------------------------------------------------------
Net Assets, End of Period (in millions)        $1,537.8      $1,751.1    $1,812.4    $1,083.7     $259.9     $142.2
                                             ----------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

3) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                 YEAR ENDED AUGUST 31,
                         1998       1997       1996       1995
----------------------------------------------------------------
Net Expenses             .74%       .87%       .95%       .97%

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                              Six Months
                                                Ended
                                             February 29,
                                                 2000                            Year Ended August 31,
                                             (UNAUDITED)       1999         1998         1997         1996         1995
                                             -----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                                  .47%(2)       .46%         .46%         .46%         .46%          --
                                             -----------------------------------------------------------------------------
  Net Expenses                                       .47%(2)       .46%         .46%         .46%         .46%         .48%
                                             -----------------------------------------------------------------------------
  Net Investment Income                             1.06%(2)      1.06%         .92%         .89%        1.72%        1.72%
                                             -----------------------------------------------------------------------------
Portfolio Turnover Rate                               42%           73%          60%          50%          37%          26%
                                             -----------------------------------------------------------------------------
Net Assets, End of Period (in millions)         $3,671.1      $4,723.7     $5,787.8     $8,758.2     $6,232.5     $4,613.2
                                             -----------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Portfolio

                                              Six Months
                                                Ended
                                             February 29,
                                                 2000                       Year Ended August 31,
                                             (UNAUDITED)      1999       1998       1997       1996       1995
                                             -------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                                1.03%(2)     1.11%      1.18%      1.21%      1.37%        --
                                             -------------------------------------------------------------------
  Net Expenses                                     1.03%(2)     1.10%      1.18%      1.21%      1.37%(3)     .70%(3)
                                             -------------------------------------------------------------------
  Net Investment Income (Loss)                     (.32%)(2)     .08%       .29%       .47%       .58%      1.74%
                                             -------------------------------------------------------------------
Portfolio Turnover Rate                              16%          94%        46%        37%        45%        41%
                                             -------------------------------------------------------------------
Net Assets, End of Period (in millions)          $233.2       $114.5     $127.8     $115.3      $57.0      $26.4
                                             -------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

3) After reimbursement of expenses by the investment adviser. Had the investment adviser not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                     YEAR ENDED
                                     AUGUST 31,
                                   1996       1995
----------------------------------------------------
Net Expenses                      1.49%      2.24%

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                              Six Months
                                                Ended
                                             February 29,
                                                 2000                       Year Ended August 31,
                                             (UNAUDITED)      1999       1998       1997       1996       1995
                                             -------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                                 .56%(2)      .58%       .57%       .59%       .58%        --
                                             -------------------------------------------------------------------
  Net Expenses                                      .56%(2)      .58%       .57%       .59%       .58%       .59%
                                             -------------------------------------------------------------------
  Net Investment Income (Loss)                     (.18%)(2)    (.08%)     (.05%)      .20%       .13%       .42%
                                             -------------------------------------------------------------------
Portfolio Turnover Rate                              51%         115%        90%        89%        53%        44%
                                             -------------------------------------------------------------------
Net Assets, End of Period (in millions)        $1,226.5       $612.9     $523.4     $621.7     $567.4     $645.4
                                             -------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Portfolio

                                              Six Months
                                                Ended            Period from
                                             February 29,    October 20, 1998(1)
                                                 2000           to August 31,
                                             (UNAUDITED)            1999
                                             -----------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(2)(3)                              .95%              1.20%
                                             -----------------------------------
  Net Expenses(3)                                   .95%              1.19%
                                             -----------------------------------
  Net Investment Loss(3)                           (.46%)             (.67%)
                                             -----------------------------------
Portfolio Turnover Rate                              71%               208%
                                             -----------------------------------
Net Assets, End of Period (in millions)          $342.7              $68.2
                                             -----------------------------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                              Six Months
                                                Ended
                                             February 29,
                                                 2000                            Year Ended August 31,
                                             (UNAUDITED)       1999         1998         1997         1996         1995
                                             -----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                                  .47%(2)       .47%         .47%         .48%         .51%          --
                                             -----------------------------------------------------------------------------
  Net Expenses                                       .47%(2)       .47%         .47%         .48%         .51%         .53%
                                             -----------------------------------------------------------------------------
  Net Investment Income                             1.08%(2)      1.29%        1.11%        1.05%        1.26%        1.13%
                                             -----------------------------------------------------------------------------
Portfolio Turnover Rate                               50%          132%         109%          77%          96%          98%
                                             -----------------------------------------------------------------------------
Net Assets, End of Period (in millions)         $2,946.3      $3,768.7     $3,581.3     $3,575.6     $1,999.6     $1,623.5
                                             -----------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Regency Portfolio

                                              Six Months
                                                Ended          Period from
                                             February 29,    June 1, 1999(1)
                                                 2000         to August 31,
                                             (UNAUDITED)          1999
                                             -------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(2)(3)                              .84%            2.65%
                                             -------------------------------
  Net Expenses(3)                                   .82%            2.64%
                                             -------------------------------
  Net Investment Income (Loss)(3)                   .77%            (.48%)
                                             -------------------------------
Portfolio Turnover Rate                              68%              42%
                                             -------------------------------
Net Assets, End of Period (in millions)           $35.1             $8.3
                                             -------------------------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                              Six Months
                                                Ended
                                             February 29,
                                                 2000                       Year Ended August 31,
                                             (UNAUDITED)      1999       1998       1997       1996       1995
                                             -------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                                 .63%(2)      .59%       .60%       .63%       .65%        --
                                             -------------------------------------------------------------------
  Net Expenses                                      .63%(2)      .59%       .60%       .63%       .65%       .68%
                                             -------------------------------------------------------------------
  Net Investment Income                             .48%(2)      .63%       .92%      1.08%      1.02%      1.18%
                                             -------------------------------------------------------------------
Portfolio Turnover Rate                              41%          53%        47%        51%        53%        58%
                                             -------------------------------------------------------------------
Net Assets, End of Period (in millions)          $127.9       $397.1     $282.9     $256.3     $158.5      $96.7
                                             -------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

-C- 2000 Neuberger Berman Management Inc.

OFFICERS AND TRUSTEES

EQUITY MANAGERS TRUST/
NEUBERGER BERMAN EQUITY TRUST
Peter E. Sundman
 CHAIRMAN OF THE BOARD AND TRUSTEE
Michael M. Kassen
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

GLOBAL MANAGERS TRUST
Peter E. Sundman
 CHAIRMAN OF THE BOARD AND TRUSTEE
Michael M. Kassen
 PRESIDENT
Howard A. Mileaf
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Jacqueline Henning
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
Lenore Joan McCabe
 ASSISTANT SECRETARY
C. CARL RANDOLPH
 ASSISTANT SECRETARY

                                     Statistics and projections in this
                                     report are derived from sources deemed
                                     to be reliable but cannot be regarded
                                     as a representation of future results
                                     of the Funds. This report is prepared
                                     for the general information of
                                     shareholders and is not an offer of
                                     shares of the Funds. Shares are sold
                                     only through the currently effective
                                     prospectus, which must precede or
                                     accompany this report.

     [LOGO]

                                     NEUBERGER BERMAN MANAGEMENT INC.
                                     605 Third Avenue 2nd Floor
                                     New York, NY 10158-0180
                                     SHAREHOLDER SERVICES
                                     800.877.9700
                                     INSTITUTIONAL SERVICES
                                     800.366.6264
                                     www.nbfunds.com



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